As filed with the Securities and Exchange Commission on December 1, 2008

Registration Nos. 33-61997, 811-7343

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 32

and/or

REGISTRATION STATEMENT UNDER THEINVESTMENT COMPANY ACT OF 1940

Amendment No. 33

(Check appropriate box or boxes)

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

(Exact name of registrant as specified in charter)

GATEWAY CENTER THREE (GC3)

100 MULBERRY STREET

NEWARK, NEW JERSEY 07102-4077

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (973) 802-6469

Jonathan D. Shain, Esq.

Gateway Center Three (GC3)

100 Mulberry Street

Newark, New Jersey 07102-4077

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

X	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

December 1, 2008
PROSPECTUS
Dryden Active Allocation Fund
FUND TYPE Balanced/allocation OBJECTIVE Income and long-term growth of capital
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

RISK/RETURN SUMMARY

3	RISK/RETURN SUMMARY
3	ABOUT THE FUND
3	INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
4	PRINCIPAL RISKS
7	EVALUATING PERFORMANCE
9	FEES AND EXPENSES
10	EXAMPLES

12	HOW THE FUND INVESTS
12	INVESTMENT OBJECTIVE AND POLICIES
17	OTHER INVESTMENTS AND STRATEGIES
18	INVESTMENT RISKS

28	HOW THE FUND IS MANAGED
28	BOARD OF DIRECTORS
28	MANAGER
29	INVESTMENT SUBADVISERS
29	PORTFOLIO MANAGERS
31	DISTRIBUTOR
31	DISCLOSURE OF PORTFOLIO HOLDINGS

32	FUND DISTRIBUTIONS AND TAX ISSUES
32	DISTRIBUTIONS
33	TAX ISSUES
34	IF YOU SELL OR EXCHANGE YOUR SHARES

36	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
36	HOW TO BUY SHARES
51	HOW TO SELL YOUR SHARES
55	HOW TO EXCHANGE YOUR SHARES

59	FINANCIAL HIGHLIGHTS
59	Introduction
60	CLASS A SHARES
61	CLASS B SHARES
62	CLASS C SHARES
63	CLASS L SHARES
64	CLASS M SHARES
65	CLASS R SHARES
66	CLASS X SHARES
67	CLASS Z SHARES

ABOUT THE FUND

This section highlights key information about Dryden Active Allocation Fund, which we refer to as "the Fund." The Fund is a series of The Prudential Investment Portfolios, Inc. ("the Company"). Additional information follows this summary.

JennisonDryden Internet Website. Visit the Fund's website at www.jennisondryden.com, which provides timely news and information about the Fund and other JennisonDryden funds, the on-line education center to assist you in developing long-term investment strategies with your financial professional, and on-line access to information regarding your account balance.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to seek income and long-term growth of capital. The Fund seeks to achieve its objective by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. The Fund's equity investments are managed by Quantitative Management Associates LLC (QMA). The Fund's fixed-income and money market securities are managed by Prudential Investment Management, Inc. (PIM). While we make every effort to achieve our objective, we can't guarantee success.

Normally the Fund will invest 40% to 75% of its total assets in equity-related securities. Equity-related securities in which the Fund primarily invests are common stocks and stock index futures.

Under normal circumstances, we will invest 25% to 60% of our total assets in investment-grade fixed-income securities. We may invest up to 20% of our total assets in fixed-income securities rated lower than investment grade. These are known as "junk bonds."

The Active Asset Allocation Fund is a portfolio of well diversified equity and fixed income investments. We look to enhance performance in two ways: Active Asset Allocation, whereby we tilt the fund toward the asset class we believe to be a better value at a given point in time, Security Selection, whereby our investment teams construct equity and bond portfolios that are designed to outperform broad market averages.

Normally, we also may invest up to 35% of the Fund's total assets in money market instruments, which include the commercial paper of U.S. and non-U.S. corporations, short-term obligations of U.S. and foreign banks and short-term obligations guaranteed by the U.S. government or its agencies.

We can invest up to 35% of the Fund's total assets in foreign equity and debt securities. Up to 30% of the Fund's total assets may be used in investment techniques involving

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leverage, such as dollar rolls, forward rolls and reverse repurchase agreements. We also may use derivatives for hedging or to improve the Fund's returns.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of large and medium-size companies are more stable than the stock prices of small companies. The Fund's equity holdings can vary significantly from broad market indexes, and the performance of the Fund can deviate from the performance of such indexes.

The Fund uses an asset allocation strategy. Although the Fund's investment adviser believes that this will add value over the long term, it is possible that we will emphasize an asset category that is out of favor.

The Fund invests in debt obligations, which have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay the Fund interest or repay principal. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of a bond may fall when interest rates rise. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline. Debt securities rated below investment grade—also known as "junk bonds"—have a higher risk of default and tend to be less liquid.

Since the Fund invests in foreign securities, there are additional risks. Foreign markets often are more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those placed on U.S. issuers. Changes in currency exchange rates can reduce or increase market performance.

The Fund has historically actively and frequently traded its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.

Some of our investment strategies—such as using leverage or derivatives—also involve above-average risks. The Fund may use various derivative strategies to try to enhance return. The Fund may also use derivatives as hedging techniques to try to protect its assets. Derivatives may not match or fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred. If the Fund sells securities and agrees to repurchase them in a forward roll transaction or a reverse repurchase agreement, there is a risk that the market value of any securities purchased with proceeds of the initial sale will decline below the repurchase price the Fund has agreed to pay. This would cause the net asset value of the Fund's shares to decrease faster than would otherwise be the case, and is the speculative characteristic known as "leverage."

4	Dryden Active Allocation Fund

Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests—Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity and Equity-Related Securities Risks. There is the risk that the value of a particular security could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or the sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Credit Risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt.

Derivatives Risk. The value of certain derivatives that are used to manage cash flows or to hedge a portfolio security are generally determined independently from that security and could result in a loss to the Fund when the price movement of a derivative used as a hedge does not correlate with a change in the value of the portfolio security. The use of derivatives involves costs and can be more volatile than other investment strategies, resulting in greater volatility for the Fund, particularly during periods of market decline. Investments in derivatives may not have the intended effects and may result in losses for the Fund that may not have otherwise occured or missed opportunities for the Fund. Additionally, derivatives are subject to the risk that counterparties could default.

Fixed-Income Obligations Risk . In addition to credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements.

Foreign Risk . Investing in securities of non-U.S. issuers generally involves more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than does the U.S. legal system. Additionally, the changing value of foreign currencies could also affect the value of the assets we hold and our performance. Investments in foreign securities may be subject to non-U.S. witholding and other taxes.

Foreign Securities Risk. Foreign political, economic and legal systems may be less stable and more volatile than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance.

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Interest Rate Risk . Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Investment Grade Bonds. The primary risks associated with such investments are that the borrower can't pay back the money borrowed or make interest payments, general market risk (i.e., bonds or other debt instruments may lose value in the market because interest rates change or there is a lack of confidence in the borrower) and the risk that the value of most bonds will fall when interest rates rise.

Junk Bonds . High-yield, high-risk bonds have speculative characteristics, including a higher risk of default of payments of principal and interest and tend to be less liquid than higher-rated securities.

Management Risk . Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by the subadviser may underperform the markets in general, the Fund's benchmark and other mutual funds with similar investment objectives.

Market Risk . Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual company performs, if financial markets go down, you could lose money.

Regulatory Risk . The Fund is subject to a variety of laws and regulations which govern its operations. Similarly, the businesses and other issuers of the securities in which the Fund invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws and regulations may materially impact the Fund, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of the Fund to achieve its investment objective, or may impact the Fund's investment policies and/or strategies, or may reduce the attractiveness of an investment.

6	Dryden Active Allocation Fund

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

Annual Total Returns % (Class Z shares) 1

1 The return of Class Z shares from 1-1-08 to 9-30-08 was -14.76%.

BEST QUARTER: 13.69%	WORST QUARTER: -11.62%
4th quarter of 1998	3rd quarter of 2002

Class L, M and Class X shares were initially offered during calendar year 2007, and therefore no performance information is available for these shares classes in the following Average Annual Total Returns table. The table only reflects performance information for share classes that have at least one full calendar year of operation.

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Average Annual Total Returns % (as of 12-31-07)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	-1.37	9.89	5.45	-
Class C shares	2.59	10.31	5.28	-
Class L shares	N/A	N/A	N/A	-
Class M shares	N/A	N/A	N/A	-
Class R shares	4.06	N/A	N/A	6.69
Class X shares	N/A	N/A	N/A	-
Class Z shares	4.62	11.42	6.34	-

Class B Shares %
Return Before Taxes	-1.19	10.17	5.28	-
Return After Taxes on Distributions	-2.83	9.27	3.99	-
Return After Taxes on Distribution and Sale of Fund Shares	0.77	8.65	3.98	-

Index (reflects no deduction for fees expences or taxes)
S&P 500 Index	5.49	12.82	5.91	-
Barclays Capital U.S. Aggregate Bond Index	6.97	4.42	5.97	-
Customized Blend	6.19	9.26	6.20	-
Lipper Average	6.41	10.71	5.91	-

Notes to Average Annual Returns Table:
° The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, which waiver terminated on January 31, 2008, the returns for Class A shares would have been lower. Since Inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class R shares.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. public companies—gives a broad look at how U.S. stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included the effects of these deductions. S&P 500 Index return since the inception of Class R shares is 8.61%. Source: Lipper Inc.
° The Barclays Capital U.S. Aggregate Bond Index (LABI)—an unmanaged index of investment grade securities issued by the U.S. Government and its agencies and by corporations with between 1 and 10 years remaining to maturity—gives a broad look at how bond prices of short and intermediate-term bonds have performed. The LABI return since inception was 4.56% for Class R shares. Source: Lipper Inc.
° Customized Blend is a model portfolio consisting of the S&P 500 Index (57.5%), the Barclays Capital U.S. Aggregate Bond Index (40%) and the Treasury bill 3-month blend (2.5%). Each component of Customized Blend is an unmanaged index generally considered to represent the performance of its asset class. The Customized Blend is intended to provide a theoretical comparison to the Fund's performance, based on the amounts allocated to each asset class. The Customized Blend does not reflect deductions for any sales charges, taxes or operating expenses of a mutual fund. These returns would be lower if they included the

8	Dryden Active Allocation Fund

effect of these deductions. Source: Lipper Inc. The Customized Blend return since inception was 6.95% for Class R shares.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category and reflects deductions for operating expenses, but does not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of these deductions. Lipper Average return since the inception of Class R shares was 7.82%. Source: Lipper Inc.
° Class L, M and X shares were not in existence for the full 2007 calendar year, and therefore, no performance information is included for these share classes
° Inception date for Class R shares is 12-17-04.
° Inception date for Class L, Class M and Class X shares is 3-26-07.

FEES AND EXPENSES

This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund — Class A, B, C, L, M, R, X and Z. Each share class has different (or no) sales charges — known as loads — and expenses, but represents an investment in the same Fund.

Class Z and Class R shares are available only to a limited group of investors. In addition, Class L, M and X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other JennisonDryden Funds.

For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class L	Class M	Class R	Class X	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5%	1%	1%	6%	None	6%	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None	None	None
Redemption fees	None	None	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None	None	None
Small balance account fee	$15	$15	$15	$15	$15	None	$15	None

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class L	Class M	Class R	Class X	Class Z
Management fees	.65	.65	.65	.65	.65	.65	.65	.65
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.50	1.00	.75	1.00	None
+ Other expenses	.25	.25	.25	.25	.25	.25	.25	.25
= Total annual Fund operating expenses	1.20	1.90	1.90	1.40	1.90	1.65	1.90	.90
- Fee waiver or expense reimbursement	(.02)	(.02)	(.02)	(.02)	(.02)	(.27)	(.02)	(.02)
= Net annual Fund operating expenses	1.18	1.88	1.88	1.38	1.88	1.38	1.88	.88

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EXAMPLES

These examples are intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods. The example also assumes that your investment has a 5% return each year and that each class's operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect for the one year period. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis; approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a monthly basis; and approximately ten years after purchase, Class X shares will automatically convert to Class A shares on a monthly basis. The information in the ten years column reflects the conversions of Class B and M shares. Although you actual costs may be higher or lower, based on these assumptions, your costs would be:

Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$664	$908	$1,172	$1,923
Class B shares	$691	$895	$1,125	$1,953
Class C shares	$291	$595	$1,025	$2,220
Class L shares	$707	$991	$1,295	$2,156
Class M shares	$791	$995	$1,225	$2,038
Class R shares	$140	$494	$872	$1,932
Class X shares	$791	$995	$1,325	$2,220
Class Z shares	$90	$285	$497	$1,106

You would pay the following expenses on the same investment if you did not sell your shares:

Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$664	$908	$1,172	$1,923
Class B shares	$191	$595	$1,025	$1,953
Class C shares	$191	$595	$1,025	$2,220
Class L shares	$707	$991	$1,295	$2,156
Class M shares	$191	$595	$1,025	$2,038
Class R shares	$140	$494	$872	$1,932
Class X shares	$191	$595	$1,025	$2,220
Class Z shares	$90	$285	$497	$1,106

10	Dryden Active Allocation Fund

Notes to Fees and Expenses and Examples Tables ° Your broker may charge you a separate or additional fee for purchases and sales of shares.
° If the value of your Class A, Class B or Class C account is less than $2,500, the Fund will deduct a $15 annual small account maintenance fee from your account. However, due to extraordinary market conditions, the minimum account value for purposes of assessing the $15 annual small account maintenance fee is reduced from $2,500 to $1,500 for 2008. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) AIP accounts or employee savings plan accounts. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares—Small Balance Account Fee" in the SAI.
° Investors who purchase $1 million or more of Class A shares or Class L shares and sell these shares within 1 year of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans ).
° Class A, B, C and Z shares calculate the CDSC as a percentage of the lower of the original purchase price or sale proceeds. Class L, M, and X shares calculate the CDSC as a precentage of the shares net asset value at the time of purchase.
° The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
° The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.
° The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase.
° The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth years after purchase, 3% in the fifth year, 2%in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class X shares convert to Class A shares approximately 10 years after purchase.
° The Distributor of the Fund has contractually agreed to January 31, 2010 to reduce its distribution and service (12b-1) fees for Class R shares to .50 of 1% of the average daily net assets of the Class R shares.
° The Manager of the Fund has voluntarily agreed to waive up to 2 basis points of its management fee to the extent that the Fund's annual operating expenses exceed 0.86% (exclusive of taxes, interest, brokerage commissions, distribution fees and non-routine expenses) of the Fund's average net assets. This arrangement is voluntary and may be modified or discontinued at any time.
° The management fee rate shown is based on the Fund's net assets as of the close of the Fund's fiscal year. The Fund's management fee schedule includes breakpoints whch redue the Fund's effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Fund's effective management fee. The Fund's management fee schedule is set forth below:
0.65% up to and including $1 billion;
0.60% over $1 billion

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HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek income and long-term growth of capital . The Fund seeks to achieve its objective by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing our objective, we normally invest in a wide variety of equity securities, debt securities and money market instruments. The Fund's investments will be actively shifted among these asset classes in order to capitalize on perceived valuation opportunities and to maximize the Fund's total return.

In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Convertible securities are securities—like bonds, corporate notes and preferred stocks—that we can convert into the company's common stock, the cash value of common stock, or some other equity security. We may buy common stocks of companies of every size—small, medium and large capitalization. We can also invest in international equity securities.

Asset Allocation QMA is responsible for allocating the fund's assets among equities, bonds and cash. QMA uses a Tactical Asset Allocation Model along with an element of seasoned portfolio manager judgment to attempt to identify the undervalued asset class, and then tilts the portfolio toward that asset class with the goal of enhancing long-run performance. Security Selection QMA also manages the fund's equity portfolio. QMA utilizes a quantitative approach to evaluate stocks and construct a portfolio that is designed to out perform market averages while maintaining a similar level of risk relative to the broad stock market. The bond portfolio is managed by Prudential Fixed Income (PFI). PFI uses a team approach to attempt to add value by tilting toward fixed income sectors PFI believes are attractive and utilizing their extensive research capabilities to choose attractive fixed income securities within sectors.

12	Dryden Active Allocation Fund

Debt obligations include corporate and non-corporate obligations, such as U.S. government securities. The weighted average maturity of the debt securities held by the Fund will normally be between 3 and 30 years. We can invest up to 20% of the Fund's total assets in debt obligations rated BB or B by Standard & Poor's Ratings Services or Ba or B by Moody's Investors Service, Inc. or the equivalent rating by another nationally recognized statistical rating organization. These lower-rated obligations-also known as "junk bonds"-have a higher risk of default and tend to be less liquid and more volatile than higher-rated obligations. We also may invest in obligations that are not rated, but that we believe are of comparable quality to these lower-rated obligations.

We may invest in money market instruments, which include the commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Generally, money market instruments provide a fixed rate of return, but provide less opportunity for capital appreciation than stocks.

U.S. Government Securities. The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Some U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

Mortgage-Related Securities. We may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income therefrom provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. The Fund also may invest in stripped mortgage-backed securities (MBS strips). MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

Asset-Backed Securities. The Fund may invest in asset-backed securities. An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as mortgages, automobile loans or

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credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other corporate and municipal securities.

Collateralized Debt Obligations (CDOs). The Fund may invest in collateralized debt obligations (CDOs). A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment-grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Investment in CDOs will be limited to 5% of investable assets of the Fund. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes.

Credit-Linked Securities. The Fund may invest in credit-linked securities. Credit-linked securities are securities that are collateralized by one or more credit default swaps on corporate debt securities, such as bonds. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

Swap Transactions . The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, equity swaps, credit default swaps, interest rate swaps, total return swaps and index swaps.

Foreign Securities. The Fund may invest in securities of non-U.S. issuers, which we refer to as foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers. We do not consider American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and other similar receipts or shares traded in U.S. markets to be foreign securities.

The Fund may invest up to 15% of the Fund's total assets in foreign equity securities and up to 20% of its total assets in fixed-income securities of foreign issuers. For

14	Dryden Active Allocation Fund

purposes of the 15% limit, we do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.

Portfolio Turnover. As a result of the strategies described above, the Fund has historically had an annual portfolio turnover rate of over 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distributions to shareholders as ordinary income rather than long-term capital gains.

Reverse Repurchase Agreements. The Fund may use reverse repurchase agreements, where the Fund sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.

Derivative Strategies. The Fund may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate notes and various types of swaps – involves costs and can be volatile. With derivatives, we try to predict if the underlying investment – a security, market index, currency, interest rate or some other benchmark – will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission (the Commission).

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contractsand related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin

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payments based on price movements in the index. Anoption gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.

Options on Securities and Financial Indexes. The Fund may purchase and sell put and call options on securities and financial indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options. For more information about the Fund's use of options, see the SAI.

Short Sales. The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when the subadviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. Short sales pose the risk of potentially unlimited loss. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund may make short sales "against the box."In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When

16	Dryden Active Allocation Fund

selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Up to 25% of the Fund's net assets may be subject to short sales against the box. In addition, the Fund may have up to 5% of its total assets allocated to uncovered short sales.

For more information, see "Investment Risks" and the Statement of Additional Information. The Statement of Additional Information—which we refer to as the SAI—contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

Repurchase Agreements. The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Money Market Instruments. The Fund may hold cash or invest in high-quality money market instruments during periods of portfolio restructuring, until we invest the proceeds from new Fund share sales or to meet ordinary daily cash needs. Money market instruments include commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

If we believe it is necessary, we may temporarily invest up to 100% of the Fund's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but may help to preserve the Fund's assets when global or international markets are unstable.

Generally, we will purchase only "investment-grade" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Services (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). On occasion, the Fund may buy instruments that are not

Visit our website at www.jennisondryden.com	17

rated, but that are of comparable quality to the investment-grade bonds described above.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of the Fund's assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve the Fund's investment objective, but can help to preserve the Fund's assets. The use of temporary defensive investments is inconsistent with the Fund's investment objective.

Additional Strategies. The Fund follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets); lends its securities to others (the Fund can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. The charts below outline the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a percentage stated as a limit on the Fund's ability to engage in a particular type of investment is a percentage of investable assets. For more information, see the SAI.

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Equity-Related Securities
Risks	Potential Rewards

  Individual stocks could lose value.

  The equity markets could go down, resulting in a decline in value of a Fund's investments.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of a Fund's investments.

  Historically, stocks have out performed other investments over the long term.

  Generally, economic growth means higher corporate profits, which leads to an increase in stock prices, known as capital appreciation.

Short Sales
Risks	Potential Rewards

  May magnify underlying investment losses.

  Share price volatility can magnify losses because underlying security must be replaced at a specific time.

  Investment costs may exceed potential underlying investment gains.

  Short sales "against the box" give up the opportunity for capital appreciation in the security and pose the risk of potentially unlimited loss.

May magnify underlying investment gains.

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Fixed-Income Obligations
Risks	Potential Rewards

  The Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements.

  Credit risk - the risk that the default of an issuer would leave the Fund with unpaid interest or principal. The lower a bond's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector or the market as a whole.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility.

  Most bonds will rise in value when interest rates fall.

  Bonds have generally outperformed money market instruments over the long term, with less risk than stocks.

  Regular interest income.

  Investment-grade bonds have a lower risk of default than junk bonds.

  Principal and interest on government securities may be guaranteed by the issuing government.

  High-quality debt obligations are generally more secure than stocks since companies must pay their debts before they pay dividends.

20	Dryden Active Allocation Fund

Mortgage Related Securities
Risks	Potential Rewards

  Credit risk - the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. Some private mortgage securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.

  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility.

  Illiquidity risk - the risk that the security may be difficult to value precisely and sell at the time or price desired.

  Prepayment risk - the risk that the underlying mortgages may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding securities.

  A source of regular interest income.

  The U.S. Government guarantees interest and principal payments on certain securities.

  May benefit from security interest in real estate collateral.

  Pass-through instruments provide greater diversification than direct ownership of loans.

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Asset Backed Securities
Risks:	Potential Rewards:

  Credit risk - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured orsecured by lower-rated insurers or guarantors and thus may involve greater risk

  Prepayment risk - the risk that the underlying debt instruments may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding debt instruments.

  Extension risk - the risk that rising interest rates may cause the underlying debt instruments to be paid off more slowly by the debtor, causing the value of the securities to fall.

  Market risk - the risk that bonds will lose value in the market,sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bonds insurer.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may result.

  Illiquidity risk - the risk that the security may be difficult to value precisely and sell at the time or price desired.

  A potential source of regular interest income. Prepayment risk is generally lower than with mortgage related securities Pass-through instruments may provide greater diversification than direct ownership of loans. May offer higher yield due to their structure than other instruments.

22	Dryden Active Allocation Fund

Foreign Securities
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.

  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).

  May be less liquid than U.S. stocks and bonds.

  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.

  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through a Fund's investments in companies operating in those markets.

  Fund may profit from a favorable change in the value of foreign currencies (non-U.S. dollar denominated securities).

  Opportunities for diversification.

Reverse Repurchase Agreements and Dollar Rolls
Risks	Potential Rewards

  Risk that counterparty may fail to return securities in a timely manner or at all.

  May magnify underlying investment losses.

  Investment costs may exceed potential underlying investment gains.

  Leverage risk - the risk that the market value of the securities purchased with proceeds of the sale declines below the price of the securities the Fund must repurchase.

May magnify underlying investment gains.

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Derivatives
Risks	Potential Rewards

  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.

  Derivatives may not have the intended effects and may result in losses or missed opportunities.

  The counterparty to a derivatives contract could default.

  Derivatives can increase share price volatility and those that involve leverage could magnify losses.

  Certain types of derivatives involve costs to the Fund that can reduce returns.

  It may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.

  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.

  One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.

  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

Collateralized Debt Obligations
Risks	Potential Rewards

  The CDO's underlying obligations may not be authorized investments for the Fund.

  As a derivative, a CDO is subject to credit, liquidity and market risks, as well as price volatility.

  Limited liquidity because of transfer restrictions and lack of an organized trading market.

Greater diversification than direct investment in debt instruments. May offer higher yield due to their structure than other instruments.

24	Dryden Active Allocation Fund

Credit-Linked Securities
Risks	Potential Rewards

  The issuer of the credit-linked security may default or go bankrupt.

  Credit risk of the corporate credits underlying the credit default swaps.

  Typically privately negotiated transactions, resulting in limited liquidity or no liquidity.

  See market risk, prepayment risk and extension risk.

A source of regular interest income. Pass-through instruments may provide greater diversification than direct investments. May offer higher yield due to their structure than other instruments.

U.S. Government Securities
Risks	Potential Rewards

  Not all U.S. government securities are insured or guaranteed by the U.S. government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

  Limits potential for capital appreciation.

  Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments (relatively low for U.S. government securities). The lower a bond's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower.

  Market risk may affect an industry, a sector or the market as a whole.

  Interest rate risk - the risk that the value of most debt obligations will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may follow.

  May preserve the Fund's assets.

  A source of regular interest income.

  Generally more secure than lower quality debt securities and generally more secure than equity securities.

  Principal and interest may be guaranteed by the U.S. government.

  If interest rates decline, long-term yields should be higher than money market yields.

  Bonds have generally outperformed money market instruments over the long term.

  Most bonds rise in value when interest rates fall.

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Money Market Instruments
Risks	Potential Rewards

  Limits the Fund's potential for capital appreciation and achieving its objective.

  Credit risk (which are less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.

  Market risk (which are less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

May preserve the Fund's assets.

Illiquid Securities
Risks	Potential Rewards

  May be difficult to value precisely.

  May be difficult to sell at the time or price desired.

  Illiquidity risk - the risk that the security may be difficult to value precisely and sell at the time or price desired.

May offer a more attractive yield or potential for growth than more widely traded securities.

26	Dryden Active Allocation Fund

Principal & Non-Principal Strategies: Investment Limits

  Equity-related securities: 40-75% of total assets

  Short Sales (including short sales against-the-box): Up to 25% of net assets Uncovered short sales: Up to 5% of total assets

  Fixed-income obligations: 25-60% of total assets, including up to 20% of total assets in "junk" bonds

  Mortgage-related securities: Up to 60%

  Asset-backed securities: Up to 60%

  Foreign securities: Up to 35% of total assets

  Reverse repurchase agreements & dollar rolls: up to 33 1/3%

  Derivatives (including swaps): Up to 25% of net assets

  Collateralized debt obligations: Up to 5% of investable assets

  Credit-linked securities: Up to 15%

  U.S. Government securities: Up to 60%

  Money market instruments: Up to 45% of total assets normally; up to 100% on temporary basis

  Illiquid Securities: Up to 15% of net assets

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HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Fund is overseen by a Board of Directors or Trustees (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser(s) and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's subadviser. For the fiscal year ended September 30, 2008, the Fund paid PI management fees of 0.65 of 1% of the average daily net assets of the Fund up to and including $1 billion and 0.60% of 1% of the average daily net assets of the Fund in excess of $1 billion. The effective management fee rate was .65 of 1% for the year ended September 30, 2008.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2008, PI, an indirect wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $97.1 billion.

Subject to the supervision of the Board, Pl is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, Pl considers many factors, including the firm's experience, investment philosophy and historical performance. Pl is also responsible for monitoring the performance of the Fund's investment subadviser.

Pl and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits Pl to enter into or amend agreements with investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers or material amendments to subadvisory agreements pursuant to the Order.

A discussion of the basis for the Board's approvals of the management and subadvisory

28	Dryden Active Allocation Fund

agreements is available in the annual report to shareholders, which is available at the end of November each year.

INVESTMENT SUBADVISERS

Quantitative Management Associates LLC (QMA) and Prudential Investment Management, Inc. (PIM) are the subadvisers to the Fund. QMA has served as a subadviser to the Fund since July 1, 2004, and PIM has served as a subadviser since the inception of the Fund. QMA subadvises the equity segment of the Fund, and PIM subadvises the fixed income segment of the Fund.

Quantitative Management Associates LLC (QMA) is a wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and balanced portfolios for institutional and retail clients. As of September 30, 2008, QMA managed approximately $68 billion in assets. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Prudential Investment Management, Inc. (PIM) has served as an investment adviser to Prudential Financial, Inc. (Prudential Financial) since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

Prudential Fixed Income Management (PFIM) is the principal public fixed income asset management unit of PIM and is the unit of PIM that provides investment advisory services to the Fund. PFIM is responsible for managing the fixed income segment of the Fund. The PFIM portfolio managers responsible for the day-to-day management of the fixed income segment are listed below.

PORTFOLIO MANAGERS

QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts. The members of QMA's portfolio management team with primary responsibility for Fund management are listed below.

Margaret S. Stumpp, PhD is the Chief Investment Officer of QMA. She is portfolio manager for equity portfolios for institutional investors and mutual fund clients. Ms. Stumpp is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Ms. Stumpp joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Ms. Stumpp earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.

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Stacie L. Mintz is a Principal and Portfolio Manager for QMA. Stacie is a member of the Quantitative Core Equity team and is primarily responsible for overseeing large cap equity mandates. In addition, she manages the asset allocation of several retail and institutional portfolios, including a portion of Prudential's pension plan. She joined Quantitative Management Associates in 1994 to work with the balanced management business. She has been a member of QMA's Investment Committee since 1997. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University.

PIM's Fixed Income Group is responsible for managing the fixed income segment of the Fund. The PIM Fixed Income portfolio managers responsible for the day-to-day management of the fixed income segment are listed below.

Malcolm Dalrymple, Principal, is a corporate bond portfolio manager for Prudential Fixed Income Management . He is responsible for the corporate bond sleeves of Core Fixed Income portfolios and is also a portfolio manager for Structured and Short Maturity Strategies. He has specialized in corporate bonds since 1990. Earlier, he was a money markets portfolio manager. Mr. Dalrymple joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple has 25 years of investment experience.

Kay T. Willcox, Principal, is Portfolio Manager for Prudential Fixed Income Management 's Core Fixed Income Strategy. She also manages the fixed income portion of the Dryden Active Allocation Fund and is a mortgage portfolio manager. Prior to her current duties, Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio and mutual fund fixed income portfolios and handled mortgagebacked security analysis and trading. Ms. Willcox joined Prudential Financial in 1987. She has 26 years of investment experience.

The table below sets forth the starting dates on which the Fund's Portfolio Managers commenced serving as a Portfolio Manager for the Fund:

Portfolio Manager Starting Service Dates
Margaret S. Stumpp, PhD	June 1998
Stacie L. Mintz	August 2005
Malcolm Dalrymple	July 1999
Kay T. Willcox	July 1999

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Fund.

30	Dryden Active Allocation Fund

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes each class of the Fund's shares under a Distribution Agreement with the Fund, and Prudential Annuities Distributors, Inc. (PAD) (together with PIMS, the Distributors) is a co-distributor of the Fund's Class M and Class X shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund's shares. Under the Plans and the Distribution Agreements, the Distributors, as applicable, pay the expenses of distributing the shares of all share classes of the Fund. The Distributors, as applicable, also provide certain shareholder support services. The Fund pays distribution and other fees to the Distributors, as applicable, as compensation for their services for each class of shares other than Class Z. These fees - known as 12b- fees - are shown in the "Fees and Expenses" tables. Class A, Class B, Class C, Class L, Class M, Class R and Class X shares are subject to an annual 12b-1 fee of .30%, 1%, 1%, .50%, 1%, .75% and 1%, respectively (prior to any waivers).

Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website.

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FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of a Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends of any net investment income to shareholders. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security - if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in a taxable year beginning before January 1, 2011 is generally taxed at rates of up to 15%, provided that the Fund distributes the net capital gain to noncorporate U.S. shareholders, and up to 20% thereafter. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70%

32	Dryden Active Allocation Fund

dividends received deduction to the extent the Fund's income is derived from certain dividends received from U.S. corporations.

For your convenience, a Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next NAV calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Services" in the next section.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders:

Fund Distribution Schedule
Dividends	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution check remains uncashed for more than six months, your check may be invested in additional shares of the Fund at the next NAV calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Services" in the next section.

TAX ISSUES

Form 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such

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cases, the dividends are treated as if they were paid on December 31st of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase Just Before Record Date
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2011, and 20% thereafter, for shares held for more than 1 year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be

34	Dryden Active Allocation Fund

allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B, Class M and Class X Shares

The conversion of Class B, Class M, or Class X shares of a Fund – which happens automatically approximately every seven, eight or ten years, respectively, after purchase – is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B, Class M and Class X shares, see "Class B, Class M and Class X Shares Automatically Convert to Class A Shares" in the "How to Buy, Sell and Exchange Shares of the Fund" section.

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HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

You may purchase shares by check or wire. We do not accept cash, money orders or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B, Class C, Class R and Class Z shares of the Fund, although Class R and Class Z shares are available only to limited groups of investors. Class L, Class M and Class X shares are not offered to new purchasers and are available only through exchanges from the same class of shares of certain other JennisonDryden Funds.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%. (The CDSC is waived for certain retirement and/or benefit plans.)

  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

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  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

  The different sales charges that apply to each share class — Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower CDSC.

  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.

  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.

  Because Class Z and R shares have lower operating expenses than Class A, Class B or Class C shares, as applicable, you should consider whether you are eligible to purchase Class Z or Class R shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

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	Class A	Class B	Class C	Class L	Class M	Class R	Class X	Class Z
Minimum purchase amount	$2,500	$2,500	$2,500	$2,500	$2,500	None	$2,500	None
Minimum amount for subsequent purchases	$100	$100	$100	$100	$100	None	$100	None
Maximum initial sales charge	5.5% of the public offering price	None	None	5.75% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)(as a percentage of net asset value at time of purchase for Class L, M and X shares)	1%	5%(Yr.1) 4%(Yr.2) 3%(Yr.3) 2%(Yr.4) 1%(Yr.5) 1%(Yr.6) 0%(Yr.7)	1% on sales made within 12 months of purchase	1%	6%(Yr.1) 5%(Yr.2) 4%(Yr.3) 3%(Yr.4) 2%(Yr.5) 2%(Yr.6) 1%(Yr.7) 0%(Yr.8)	None	6%(Yr.1) 5%(Yr.2) 4%(Yr.3) 4%(Yr.4) 3%(Yr.5) 2%(Yr.6) 2%(Yr.7) 1%(Yr.8) 0%(Yr.9) 0%(Yr.10)	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1%	1%	1%	.50 of 1%	1%	.75 of 1% (.50 of 1% currently)	1%	None

Notes to Share Class Comparison Table: ° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts. The minimum initial investment for retirement accounts and custodial accounts for minors is $1000 and subsequent investments through newly-established AIP accounts must be at least $1,200 annually.
° If the value of your Class A, Class B or Class C account is less than $2,500, the Fund will deduct a $15 annual small account maintenance fee from your account. However, due to extraordinary market conditions, the minimum account value for purposes of assessing the $15 annual small account maintenance fee is reduced from $2,500 to $1,500 for 2008. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) AIP accounts or employee savings plan accounts. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares—Small Balance Account Fee" in the SAI.
° Class L, Class M and Class X shares are closed to new initial purchases. Class L, Class M and Class X shares are only available through exchanges from the same class of shares of certain other JennisonDryden funds.
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."
° Investors who purchase $1 million or more of Class A shares or Class L shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for certain retirement or benefit plans.
° Distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B, Class C and Class R shares is .25 of 1%. The distribution fee is limited to .30 of 1% (including the .25 of 1% service fee) for Class A shares, .75 of 1% for Class B and Class C shares, and .75 of 1% (including the .25 of 1% service fee) for Class R shares.
° With respect to Class L, Class M and Class X shares, the service fee is up to .25 of 1% of the Fund's Class L, Class M, and

38	Dryden Active Allocation Fund

Class X shares, respectively. The distribution fee for Class L shares is up to .50 of 1% (including the .25 of 1% service fee), and for Class M and Class X shares, is up to 1% (including the .25 of 1% service fee).
° The Distributor of the Fund has contractually agreed until January 31, 2010 to reduce its distribution and service (12b-1) fees applicable to Class R shares to .50 of 1% of the average daily net assets of Class R shares.

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation , which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing;

  Sign a Letter of Intent , stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden mutual funds within 13 months; or

  Use your Combined Purchase and Cumulative Purchase Privilege , which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of other JennisonDryden mutual funds that you or the group are purchasing at the same time.

An "eligible group of related investors" includes any combination of the following:

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  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);

  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);

  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian ( e.g., UGMAs and UTMAs);

  Accounts in the name and TINs of your parents;

  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;

  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and

  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:

  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or

  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A and Class L shares, the value of existing shares is determined by the maximum offering price (net asset value (NAV) plus maximum sales charge) as of the previous business day; and

  for Class B, C, F, M, R, X, Y and Z shares, the value of existing shares is determined by the NAV as of the previous business day.

Note: Not all share classes may be offered by your Fund. In addition, Class L, M and X shares are not offered to new purchasers and are available only through exchanges from the same share class of certain other JennisonDryden funds.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent

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at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

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Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multiemployer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at NAV for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouse, children and parents) of Prudential and its affiliates, the JennisonDryden mutual funds, and the investment subadvisers of the JennisonDryden mutual funds;

  persons who have retired directly from active service with Prudential or one of its subsidiaries;

  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and

  investors in Individual Retirement Accounts (IRAs), provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) the Individual Retirement Account is established through Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

42	Dryden Active Allocation Fund

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow the Class A sales charge to dealers.

Class B, Class M, and Class X Shares Automatically Convert to Class A Shares
If you buy Class B shares and hold them for approximately seven years, or if you buy Class M shares and hold them for approximately eight years or if you buy Class X shares and hold them for approximately ten years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B, Class M and Class X shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B, Class M or Class X shares, converting to Class A shares lowers your Fund expenses.

Class B, Class M and Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B, Class M and Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B, Class M and Class X shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B, Class M or Class X shares if the price of the Class A shares is higher than the price of the Class B, Class M or Class X shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. Conversions are quarterly for Class B shares and monthly for Class M and Class X shares. For more information, see the SAI.

If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion.

Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, and IRS section 501 entities, such as foundations and endowments. The minimum initial investment for such investors is $10 million. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's transfer agent. Please contact the transfer agent at (800) 225-1852 for further details.

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Mutual Fund Programs . Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the programbefore selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multi-employer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Z shares. The availability of Class Z shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds;

  Prudential, with an investment of $10 million or more; and

  Qualified state tuition programs (529 plans).

Qualifying for Class R Shares
Group Retirement Plans. Class R shares are offered for sale to (i) certain group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined

44	Dryden Active Allocation Fund

contribution plans and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. The availability of Class R shares for group retirement plans or IRAs will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.

How Financial Services Firms are Compensated for Selling JennisonDryden Mutual Funds

JennisonDryden Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells JennisonDryden Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each JennisonDryden Mutual Fund is managed by PI (the Manager).

Only persons licensed with the Financial Industry Regulatory Authority (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm, may sell a JennisonDryden Mutual Fund to you, or to a retirement plan in which you participate.

12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular JennisonDryden mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial services firms then pay their registered representatives who sold you the JennisonDryden mutual fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the JennisonDryden mutual fund.

"Revenue Sharing" Payments. In addition to the compensation received by financial services firms as described above, the Manager, Distributor, or their affiliates may make additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's, Distributor's, or affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1 of the 1940 Act. The Manager, Distributor, or their affiliates may revise the terms of any

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existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive fro the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager, Distributor or their affiliates may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager, Distributor and/or their affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager, Distributor and their affiliates will not use Fund brokerage as any part of revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager, Distributor and/or their affiliates make such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager, Distributor and/or their

46	Dryden Active Allocation Fund

affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms may be paid by the Manager, Distributor and/or their affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial services firm may receive from the Manager, Distributor and/or their affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financi services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI of Cash Accumulaltion Trust, which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees . In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation.

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager, Distributor, or their affiliates also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund shall not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as

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required by applicable law. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

The Fund may also use fair value pricing if it determines that a market quotation is not reliable based on, among other things, events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If

48	Dryden Active Allocation Fund

the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund? For Class A and Class L shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

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Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. Distributions of $10.00 or less may not be paid out in cash, but may be automatically reinvested into your account.

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Automatic Investment Plan. You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $1,200 annually.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

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HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of a Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

  You are selling more than $100,000 of shares;

  You want the redemption proceeds made payable to someone that is not in our records;

  You want the redemption proceeds sent to some place that is not in our records; or

  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI.

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Contingent Deferred Sales Charge (CDSC)
If you sell shares during certain periods of time (the CDSC periods) after purchase, you may have to pay a CDSC. The CDSC period and the CDSC rate for each share class are set forth in the table below:

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8
Class A	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class B	5%	4%	3%	2%	1%	1%	N/A	N/A
Class C	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class L	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class M	6%	5%	4%	3%	2%	2%	1%	N/A
Class X	6%	5%	4%	4%	3%	2%	2%	1%

Notes to CDSC Table:

° No CDSC is payable for any share class for the ninth year after purchase and any following year.
° Although you are not subject to an initial sales charge, you will be subject to a 1% CDSC if you purchase $1 million or more of Class A or Class L shares and redeem those shares within 12 months of purchase.
° No CDSC is applicable to Class R or Class Z shares.

Involuntary Redemption of Small Accounts
If the value of your account is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. However, due to extraordinary market conditions, the threshold at which we may involuntarily redeem your shares and close your account (which is typically processed during the 4th calendar quarter of each year) is lowered to $250 for 2008. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to AIP accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the SAI. If the value of your account is less than $2,500 (or less than $1,500 in 2008) with certain exclusions, a $15 annual small account maintenance fee will be deducted from your account, and any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. For more information, see "Fees and Expenses" in this prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Account Maintenance Fee" in the SAI.

Contingent Deferred Sales Charge (CDSC)
If you sell Class B shares within six years of purchase, Class C shares within 12 months of purchase, Class M shares within seven years of purchase or Class X shares within eight years of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A or Class L shares, although you are not subject to an initial

52	Dryden Active Allocation Fund

sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,

  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A or Class L shares (in certain cases), six years for Class B shares, 12 months for Class C shares, seven years for Class M shares and eight years for Class X shares.

  Any bonus shares received by investors when purchasing Class X shares, and

  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A or Class L shares (in certain cases), six years for Class B shares, 12 months for Class C shares, seven years for Class M shares and eight years for Class X shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize - the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A or Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans). The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The CDSC is 1% for Class C shares - which is applied to shares sold within 12 months of purchase. The CDSC for Class M shares is 6% in the first year, 5% in the second year, 4% in the third year, 3% in the fourth year, 2% in the fifth and sixth years and 1% in the seventh year. The CDSC for Class X shares is 6% in the first year, 5% in the second year, 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth seventh years and 1% in the eighth year. The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds, except that the CDSC is calculated based on a share's NAV at the time of purchase for Class M and Class X shares purchased prior to January 1, 2002. For Class M and Class X purchases made after January 1, 2002 the CDSC will be calculated based on the original cost of the purchase. The rate decreases on the anniversary date of your purchase (except for Class M and X purchases for which the rate decreases on the first day of the anniversary month of your purchase, not on the anniversary date itself). The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.

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Waiver of the CDSC - Class B, Class M and Class X Shares
The CDSC will be waived if the Class B, Class M and Class X shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

  To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

  On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC — Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. You would also be responsible for any tax consequences resulting from your ownership of the securities.

90-Day Repurchase Privilege
After you redeem your shares (except for Class L, Class M and Class X shares), you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. After you redeem your Class L, Class M and Class X shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in Class A shares of the same Fund without paying an initial sales charge. For Class B shares, if you paid a CDSC when you redeemed your Class B shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the

54	Dryden Active Allocation Fund

distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for shares of the same class in certain other JennisonDryden mutual funds - including certain money market funds-if you satisfy the minimum investment requirements. For example, you can exchange Class Z shares of a Fund for Class Z shares of another JennisonDryden mutual fund, but you cannot exchange Class Z shares for Class A, Class B, Class C, Class L, Class M, Class R, or Class X shares. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

There is no sales charge for exchanges of Class Z shares.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price.

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Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder's account will be subject to a 60-day warning period, commencing on the first day of the following month. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund's transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the Prudential money market funds are excluded from this policy. In addition, the policy does not apply to the JennisonDryden Asset Allocation Funds, which are structured as "funds-of-funds," and invest primarily in other mutual funds within the JennisonDryden fund family.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on

56	Dryden Active Allocation Fund

transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Visit our website at www.jennisondryden.com	57

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

58	Dryden Active Allocation Fund

FINANCIAL HIGHLIGHTS

Introduction

The financial highlights will help you evaluate the Fund's financial performance for the past five fiscal years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.

The financial highlights were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

Visit our website at www.jennisondryden.com	59

CLASS A SHARES

Class A Shares (fiscal years ended 9-30)

Per Share Operating Performance(a)	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$14.62	$14.17	$14.00	$12.83	$11.47
Income (loss) from investment operations
Net investment income	.28	.29	.28	.21	.14
Net realized and unrealized gain (loss) on investment transactions	(2.46)	1.25	.79	1.12	1.31
Total from investment operations	(2.18)	1.54	1.07	1.33	1.45
Less Distributions
Dividends from net investment income	(.30)	(.30)	(.22)	(.16)	(.09)
Distributions from net realized gains	(1.06)	(.79)	(.68)	__	__
Total distributions	(1.36)	(1.09)	(.90)	(.16)	(.09)
Net asset value, end of year	$11.08	$14.62	$14.17	$14.00	$12.83
Total Return(b)	(16.22)%	11.34%	7.98%	10.41%	12.68%

Ratios/Supplemental Data
Net assets, end of year (000)	$328,706	$436,337	$415,486	$424,341	$425,614
Average net assets (000)	$390,410	$430,168	$415,508	$428,897	$429,046
Ratios to average net assets(c) :
Expenses, including distribution and service (12b-1) fees (d)	1.16%(e)	1.10%	1.08%	1.09%	1.07%
Expenses, excluding distribution and service (12b-1) fees	.88%(e)	.85%	.83%	.84%	.82%
Net investment income	2.16%(e)	2.00%	2.05%	1.52%	1.13%
For Class A,B,C,L, M,R,X and Z shares:
Portfolio turnover rate	297%	226%	152%	119%	170%

(a) Calculations are based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
(d) Prior to January 31, 2008, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.
(e) As of March 23, 2007, the Manager of the Fund has agreed to reimburse up to .02% of the Fund's management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 0.86% of the average daily net assets of Class A. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and services (12B-1) fees) and net investment income rations would be 1.18%, 0.90%, and 2.14%, respectively, for the year ended September 30, 2008.

60	Dryden Active Allocation Fund

CLASS B SHARES

Class B Shares (fiscal years ended 9-30)

Per Share Operating Performance(a)	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$14.57	$14.11	$13.94	$12.78	$11.42
Income (loss) from investment operations
Net investment income	.18	.18	.18	.11	.05
Net realized and unrealized gain (loss) on investment transactions	(2.45)	1.26	.78	1.10	1.31
Total from investment operations	(2.27)	1.44	.96	1.21	1.36
Less Distributions
Dividends from net investment income	(.20)	(.19)	(.11)	(.05)	__
Distributions from net realized gains	(1.06)	(.79)	(.68)	__	__
Total distributions	(1.26)	(.98)	(.79)	(.05)	__
Net asset value, end of year	$11.04	$14.57	$14.11	$13.94	$12.78
Total Return(b)	(16.86)%	10.58%	7.14%	9.50%	11.91%

Ratios/Supplemental Data
Net assets, end of year (000)	$26,977	$46,486	$52,601	$73,983	$94,667
Average net assets (000)	$37,753	$50,122	$64,048	$88,854	$104,847
Ratios to average net assets(c) :
Expenses,including distribution and service (12b-1) fees	1.88(d)	1.85%	1.83%	1.84%	1.82%
Expenses, excluding distribution and service (12b-1) fees	.88(d)	.85%	.83%	.84%	.82%
Net investment income	1.44(d)	1.25%	1.29%	.77%	.38%

(a) Calculations are based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of underlying portfolios in which the Fund invests.
(d) As of March 23, 2007, the Manager of the Fund has agreed to reimburse up to .02% of the Fund's management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 0.86% of the average daily net assets of Class B. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and services (12B-1) fees) and net investment income ratios would be 1.90%, 0.90%, and 1.42%, respectively, for the year ended September 30, 2008.

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CLASS C SHARES

Class C Shares (fiscal years ended 9-30)

Per Share Operating Performance(a)	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$14.57	$14.11	$13.95	$12.78	$11.42
Income (loss) from investment operations
Net investment income	.18	.17	.18	.11	.05
Net realized and unrealized gain (loss) on investment transactions	(2.45)	1.27	.77	1.11	1.31
Total from investment operations	(2.27)	1.44	.95	1.22	1.36
Less Distributions
Dividends from net investment income	(.20)	(.19)	(.11)	(.05)	__
Distributions from net realized gains	(1.06)	(.79)	(.68)	__	__
Total distributions	(1.26)	(.98)	(.79)	(.05)	__
Net asset value, end of year	$11.04	$14.57	$14.11	$13.95	$12.78
Total Return(b)	(16.86)%	10.58%	7.14%	9.50%	11.91%

Ratio/Supplemental Data
Net assets, end of year (000)	$16,393	$25,379	$13,287	$13,500	$14,357
Average net assets (000)	$21,104	$19,954	$13,413	$14,221	$13,380
Ratios to average net assets(c) :
Expenses,including distribution and service (12b-1) fees	1.88(d)	1.85%	1.83%	1.84%	1.82%
Expenses, excluding distribution and service (12b-1) fees	.88(d)	.85%	.83%	.84%	.82%
Net investment income income	1.44(d)	1.21%	1.30%	.78%	.38%

(a) Calculations are based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of underlying portfolios in which the Fund invests.
(d) As of March 23, 2007, the Manager of the Fund has agreed to reimburse up to .02% of the Fund's management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 0.86% of the average daily net assets of Class C. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and services (12B-1) fees) and net investment income ratios would be 1.90%, 0.90%, and 1.42%, respectively, for the year ended September 30, 2008.

62	Dryden Active Allocation Fund

CLASS L SHARES

Class L Shares (fiscal period ended 9-30)

Per Share Operating Performance(b)	2008	2007 (a)
Net Asset Value, Beginning of Period	$14.62	$14.13
Income (loss) from investment operations
Net investment income	.25	.12
Net realized and unrealized gain (loss) on investment transactions	(2.46)	.37
Total from investment operations	(2.21)	.49
Less Distributions
Dividends from net investment income	(.26)	_
Distributions from net realized gains	(1.06)	_
Total distributions	(1.32)	_
Net asset value, end of period	$11.09	$14.62
Total Return(c)	(16.41)%	3.47%

Ratios/Supplemental Data
Net assets, end of period (000)	$8,160	$11,874
Average net assets (000)	$10,201	$11,940
Ratios to average net assets(d) :
Expenses, including distribution and service (12b-1) fees	1.38%(e)	1.35% (f)
Expenses, excluding distribution and service (12b-1) fees	.88%(e)	.85% (f)
Net investment income	1.94%(e)	1.62% (f)

(a) Commencemnet of operations March 26, 2007.
(b) Calculations are based on average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distribution. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d) Does not include expenses of underlying portfolios in which the Fund invests.
(e) As of March 23, 2007, the Manager of the Fund has agreed to reimburse up to .02% of the Fund's management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 0.86% of the average daily net assets of Class L. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and services (12B-1) fees) and net investment income ratios would be 1.40%, 0.90%, and 1.92%, respectively, for the year ended September 30, 2008.
(f) Annualized.

Visit our website at www.jennisondryden.com	63

CLASS M SHARES

Class M Shares (fiscal period ended 9-30)

Per Share Operating Performance(b)	2008	2007 (a)
Net Asset Value, Beginning of Period	$14.57	$14.12
Income (loss) from investment operations
Net investment income	.18	.08
Net realized and unrealized gain (loss) on investment transactions	(2.45)	.37
Total from investment operations	(2.27)	.45
Less Distributions
Dividends from net investment income	(.20)	_
Distributions from net realized gains	(1.06)	_
Total distributions	(1.26)	_
Net asset value, end of period	$11.04	$14.57
Total Return(c)	(16.86)%	3.19%

Ratios/Supplemental Data
Net assets, end of period (000)	$8,812	$25,279
Average net assets (000)	$15,838	$29,898
Ratios to average net assets(d) :
Expenses, including distribution and service (12b-1) fees	1.88%(e)	1.85% (f)
Expenses, excluding distribution and service (12b-1) fees	.88%(e)	.85% (f)
Net investment income	1.42%(e)	1.08% (f)

(a) Commencemnet of operations March 26, 2007.
(b) Calculations are based upon average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distribution. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d) Does not include expenses of underlying portfolios in which the Fund invests.
(e) As of March 23, 2007, the Manager of the Fund has agreed to reimburse up to .02% of the Fund's management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 0.86% of the average daily net assets of Class M. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and services (12B-1) fees) and net investment income ratios would be 1.90%, 0.90%, and 1.40%, respectively, for the year ended September 30, 2008.
(f) Annualized.

64	Dryden Active Allocation Fund

CLASS R SHARES

Class R Shares (fiscal years ended 9-30)

Per Share Operating Performance(b)	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$14.62	$14.16	$14.00	$13.53
Income (loss) from investment operations
Net investment income	.25	.25	.24	.12
Net realized and unrealized gain (loss) on investment transactions	(2.46)	1.27	.78	.35
Total from investment operations	(2.21)	1.52	1.02	.47
Less Distributions
Dividends from net investment income	(.26)	(.27)	(.18)	_
Distributions from net realized gains	(1.06)	(.79)	(.68)	_
Total distributions	(1.32)	(1.06)	(.86)	_
Net asset value, end of period	$11.09	$14.62	$14.16	$14.00
Total Return(c)	(16.41)%	11.13%	7.70%	3.40%

Ratios/Supplemental Data
Net assets, end of period (000)	$893	$1,181	$1,015	$3
Average net assets (000)	$1,008	$1,105	$293	$2
Ratios to average net assets(d) :
Expenses,including distribution and service (12b-1) fees(e)	1.38%(f)	1.35%	1.33%	1.34% (g)
Expenses, excluding distribution and service (12b-1) fees	.88%(f)	.85%	.83%	.84% (g)
Net investment income	1.94%(f)	1.76%	1.94%	1.48% (g)

(a) Commencemnet of operations December 17, 2004.
(b) Calculations are based upon average shares outstanding during the period.
(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distribution. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d) Does not include expenses of underlying portfolios in which the Fund invests.
(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f) As of March 23, 2007, the Manager of the Fund has agreed to reimburse up to .02% of the Fund's management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 0.86% of the average daily net assets of Class R. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and services (12B-1) fees) and net investment income ratios would be 1.40%, 0.90%, and 1.92%, respectively, for the year ended September 30, 2008.
(g) Annualized.

Visit our website at www.jennisondryden.com	65

CLASS X SHARES

Class X Shares (fiscal period ended 9-30)

Per Share Operating Performance(b)	2008	2007(a)
Net Asset Value, Beginning of Period	$14.57	$14.12
Income (loss) from investment operations
Net investment income	.18	.08
Net realized and unrealized gain (loss) on investment transactions	(2.45)	.37
Total from investment operations	(2.27)	.45
Less Distributions
Dividends from net investment income	(.20)	_
Distributions from net realized gains	(1.06)	_
Total distributions	(1.26)	_
Net asset value, end of period	$11.04	$14.57
Total Return(c)	(16.86)%	3.19%

Ratios/Supplemental Data
Net assets, end of period (000)	$4,192	$7,157
Average net assets (000)	$5,838	$7,694
Ratios to average net assets(d) :
Expenses, including distribution and service (12b-1) fees	1.88%(e)	1.85 (f)
Expenses, excluding distribution and service (12b-1) fees	.88%(e)	.85 (f)
Net investment income	1.43(e)	1.09 (f)

(a) Commencemnet of operations March 26, 2007.
(b) Calculations are based upon average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distribution. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d) Does not include expenses of underlying portfolios in which the Fund invests.
(e) As of March 23, 2007, the Manager of the Fund has agreed to reimburse up to .02% of the Fund's management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 0.86% of the average daily net assets of Class X. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and services (12B-1) fees) and net investment income ratios would be 1.90%, 0.90%, and 1.41%, respectively, for the year ended September 30, 2008.
(f) Annualized.

66	Dryden Active Allocation Fund

CLASS Z SHARES

Class Z Shares (fiscal years ended 9-30)

Per Share Operating Performance(a)	2008	2007	2006	2005	2004
Net Asset value, Beginning of Year	$14.71	$14.25	$14.08	$12.90	$11.53
Income (loss) from investment operations
Net investment income	.31	.32	.32	.24	.17
Net realized and unrealized gain (loss) on investment transactions	(2.47)	1.27	.78	1.13	1.32
Total from investment operations	(2.16)	1.59	1.10	1.37	1.49
Less Distributions
Dividends from net investment income	(.34)	(.34)	(.25)	(.19)	(.12)
Distributions from net realized gains	(1.06)	(.79)	(.68)	__	__
Total distributions	(1.40)	(1.13)	(.93)	(.19)	(.12)
Net asset value, end of year	$11.15	$14.71	$14.25	$14.08	$12.90
Total Return(b)	(16.03)%	11.64%	8.29%	10.63%	12.96%

Ratios/Supplemental Data
Net assets, end of year (000)	$117,549	$156,599	$164,649	$173,188	$169,725
Average net assets (000)	$140,799	$163,110	$168,165	$176,256	$171,470
Ratios to average net assets(c) :
Expenses,including distribution and service (12b-1) fees	.88%(d)	.85%	.83%	.84%	.82%
Expenses, excluding distribution and service (12b-1) fees	.88%(d)	.85%	.83%	.84%	.82%
Net investment income	2.44%(d)	2.25%	2.30%	1.76%	1.38%

(a) Calculations are based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales load. Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of underlying portfolios in which the Fund invests.
(d) As of March 23, 2007, the Manager of the Fund has agreed to reimburse up to .02% of the Fund's management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 0.86% of the average daily net assets of Class Z. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and services (12B-1) fees) and net investment income ratios would be .90%, 0.90%, and 2.42%, respectively, for the year ended September 30, 2008.

Visit our website at www.jennisondryden.com	67

FOR MORE INFORMATION Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.) WEBSITE www.jennisondryden.com	OUTSIDE BROKERS SHOULD CONTACT Prudential Investment Management Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 778-8769

  E-DELIVERY To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
MAIL Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 ELECTRONIC REQUEST publicinfo@sec.gov (The SEC charges a fee to copy documents)	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

Dryden Active Allocation Fund
Share Class	A	B	C	L	M	R	X	Z
NASDAQ	PIBAX	PBFBX	PABCX	N/A	N/A	DAACR	N/A	PABFX
CUSIP	74437E883	74437E875	74437E867	74437E586	74437E578	476296504	74437E560	74437E859

MF185A	The Fund's Investment Co. Act File No. 811-07343

December 1, 2008
PROSPECTUS
Jennison Growth Fund
FUND TYPE Multi-capitalization stock OBJECTIVE Long-term growth of capital
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise. JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

RISK/RETURN SUMMARY

3	RISK/RETURN SUMMARY
3	ABOUT THE FUND
3	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
3	PRINCIPAL RISKS
5	EVALUATING PERFORMANCE
8	FEES AND EXPENSES
9	EXAMPLE

11	HOW THE FUND INVESTS
11	INVESTMENT OBJECTIVE AND POLICIES
12	OTHER INVESTMENTS AND STRATEGIES
16	INVESTMENT RISKS

24	HOW THE FUND IS MANAGED
24	BOARD OF DIRECTORS
24	MANAGER
25	INVESTMENT SUBADVISER
25	PORTFOLIO MANAGERS
26	DISTRIBUTOR
26	DISCLOSURE OF PORTFOLIO HOLDINGS

27	FUND DISTRIBUTIONS AND TAX ISSUES
27	DISTRIBUTIONS
28	TAX ISSUES
29	IF YOU SELL OR EXCHANGE YOUR SHARES

31	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
31	HOW TO BUY SHARES
45	HOW TO SELL YOUR SHARES
49	HOW TO EXCHANGE YOUR SHARES

53	FINANCIAL HIGHLIGHTS
53	INTRODUCTION
54	CLASS A SHARES
55	CLASS B SHARES
56	CLASS C SHARES
57	CLASS R SHARES
58	CLASS Z SHARES

ABOUT THE FUND

This section highlights key information about Jennison Growth Fund, which we refer to as "the Fund." The Fund is a series of The Prudential Investment Portfolios, Inc. ("the Company"). Additional information follows this summary.

JennisonDryden Internet Website. Visit the Fund's website at www.jennisondryden.com, which provides timely news and information about the Fund and other JennisonDryden funds, the on-line education center to assist you in developing long-term investment strategies with your financial professional, and on-line access to information regarding your account balance.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Our investment objective is long-term growth of capital. This means we seek investments whose price will increase over the long term. We normally invest at least 65% of our total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization and that we believe have above-average growth prospects. These companies are generally considered medium- to large-capitalization companies. They tend to have a unique market niche, a strong new product profile or superior management. Equity-related securities in which the Fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities. We consider selling or reducing a stock position when, in the opinion of the portfolio manager, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more att ractive stock emerges; or the stock has experienced adverse price movement.

We're Growth Investors In deciding which stocks to buy, we use what is known as a growth investment style. This means we invest in stocks we believe could experience superior sales or earnings growth, or high returns on equity and assets.

While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity and equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Securities that the Fund invests in have historically been more volatile than the S&P 500 Index and may present above-average risks. This means that when stock prices decline overall, the Fund may decline more than the S&P 500 Index. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

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The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.

Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests—Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Growth Style Risk . Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time.

Equity and Equity-Related Securities Risks. There is the risk that the value of a particular security could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or the sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Derivatives Risk. The value of certain derivatives that are used to manage cash flows or to hedge a portfolio security are generally determined independently from that security and could result in a loss to the Fund when the price movement of a derivative used as a hedge does not correlate with a change in the value of the portfolio security. The use of derivatives involves costs and can be more volatile than other investment strategies, resulting in greater volatility for the Fund, particularly during periods of market decline. Investments in derivatives may not have the intended effects and may result in losses for the Fund that may not have otherwise occured or missed opportunities for the Fund. Additionally, derivatives are subject to the risk that counterparties could default.

Fixed-Income Obligations Risk . In addition to credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements.

Foreign Risk . Investing in securities of non-U.S. issuers generally involves more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than does the U.S. legal system. Additionally, the changing value of foreign currencies could also affect the value of the assets we hold and our performance. Investments in foreign securities may be subject to non-U.S. witholding and other taxes.

Management Risk . Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment

4	Jennison Growth Fund

decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by the subadviser may underperform the markets in general, the Fund's benchmark and other mutual funds with similar investment objectives.

Market Risk . Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual company performs, if financial markets go down, you could lose money.

Portfolio Turnover Risk . Although it is not one of the Fund's principal strategies, the Fund may, as it has in the past, actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Fund's investment subadviser. High portfolio turnover results in higher transaction costs, which can affect the Fund's performance and may have adverse tax consequences. Portfolio turnover rates for the Fund may be found in the Class A Shares section of the Financial Highlights of this prospectus.

Regulatory Risk . The Fund is subject to a variety of laws and regulations which govern its operations. Similarly, the businesses and other issuers of the securities in which the Fund invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws and regulations may materially impact the Fund, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of the Fund to achieve its investment objective, or may impact the Fund's investment policies and/or strategies, or may reduce the attractiveness of an investment.

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

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Annual Total Returns % (Class A shares) 1, 2

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, which was terminated effective February 1, 2008, of 0.05%, the annual returns would have been lower, too.
2The return for Class A shares from January 1, 2008 to September 30, 2008 was -21.04%.

BEST QUARTER: 30.12%	WORST QUARTER: -19.97%
(4th quarter of 1998)	(3rd quarter of 2001)

6	Jennison Growth Fund

Average Annual Total Returns % (as of 12-31-07)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	5.08	11.42	4.41	-
Class C shares	9.41	11.86	4.21	-
Class R shares	10.93	N/A	N/A	8.99
Class Z shares	11.50	12.97	5.26	-

Class B Shares %
Return Before Taxes	5.41	11.73	4.21
Return After Taxes on Distributions	5.41	11.73	3.81
Return After Taxes on Distribution and Sale of Fund Shares	3.51	10.27	3.58

Index % (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	5.49	12.82	5.91
Russell 1000 Growth Index	11.81	12.11	3.83
Lipper Average	14.17	11.75	5.00

Notes to Average Annual Total Return Tables:

° The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, which was terminated effective February 1, 2008, the returns for Class A shares would have been lower. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class R shares.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° The S&P 500 Index - an unmanaged index of 500 stocks of large U.S. public companies - gives a broad look at how U.S. stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. S&P 500 Index average annual total return since the inception of Class R shares is 8.61%. Source: Lipper Inc.
° The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. Russell 1000 Growth Index average annual total return s ince the inception of Class R shares is 8.68%. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Growth Fund category and reflects deductions for operating expenses, but does not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of sales charges and taxes. Lipper Average average annual total return since the inception of Class R shares is 8.66%. Source: Lipper Inc.
° Inception date for Class R shares is 12-17-04.

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FEES AND EXPENSES

This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund. Each share class has different (or no) sales charges - known as loads - and expenses, but represents an investment in the same Fund.

For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5%	1%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fees	None	None	None	None	None
Exchange fee	None	None	None	None	None
Small balance account fee	$15	$15	$15	None	None

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class R	Class Z
Management fees	.58	.58	.58	.58	.58
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.75	None
+ Other expenses	.22	.22	.22	.22	.22
= Total annual Fund operating expenses	1.10	1.80	1.80	1.55	.80
- 12b-1 Fee waiver	None	None	None	(.25)	None
= Net annual Fund operating expenses	1.10	1.80	1.80	1.30	.80

8	Jennison Growth Fund

EXAMPLE

These examples are intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that are effective in this example for only the first year, which is effective in this example for only the first year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects this conversion. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$656	$880	$1,123	$1,816
Class B shares	$683	$866	$1,075	$1,846
Class C shares	$283	$566	$975	$2,116
Class R shares	$132	$465	$821	$1,824
Class Z shares	$82	$255	$444	$990

You would pay the following expenses on the same investment if you did not sell your shares:

Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$656	$880	$1,123	$1,816
Class B shares	$183	$566	$975	$1,846
Class C shares	$183	$566	$975	$2,116
Class R shares	$132	$465	$821	$1,824
Class Z shares	$82	$255	$444	$990

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Notes to Shareholder Fees and Expenses and Examples Tables
° Your broker may charge you a separate or additional fee for purchases and sales of shares or an administrative fee on Fund balances, including income from Fund distributions.
° If the value of your Class A, Class B or Class C account is less than $2,500, the Fund will deduct a $15 annual small account maintenance fee from your account. However, due to extraordinary market conditions, the minimum account value for purposes of assessing the $15 annual small account maintenance fee is reduced from $2,500 to $1,500 for 2008. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv ) group retirement plans, and (v) AIP accounts or employee savings plan accounts. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares-Small Balance Account Fee" in the SAI.
° Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc. (Prudential).
° The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
° The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.
&de g; For the period ending January 31, 2010, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees applicable to Class R shares to .50 of 1% of the average daily net assets of the Class R shares.

10	Jennison Growth Fund

HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is long-term growth of capital. This means we seek investments whose prices will increase over the long term. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing our objective, we normally invest at least 65% of the Fund's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. These companies are generally medium-to large-capitalization companies. The Fund's investment adviser follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Fund is not likely to receive significant dividend income on its portfolio securities.

In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities in which the Fund invests include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Convertible securities are securities—like bonds, corporate notes and preferred stocks—that we can convert into the company's common stock, the cash value of common stock or some other equity security. We consider selling or reducing a stock position when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

Our Growth Style Our portfolio managers invest in medium to large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings.

For more information, see "Investment Risks" and the Statement of Additional Information. The Statement of Additional Information—which we refer to as the SAI—contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Company's Board of Directors (the Board) can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

Other Equity-Related Securities . The Fund may also invest in equity-related securities of companies other than those described in the "Investment Objective and Policies" section above. These include securities that may be converted into or exchanged for common stock or the cash value of common stock - known as convertible securities - like rights and warrants. The Fund may also invest in American Depositary Receipts (ADRs), which are certificates - usually issued by a U.S. bank or trust company - that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in U.S. dollars. We consider ADRs to be equity-related securities. Certain ADR programs are established without the participation of the foreign issuer and as a result, there may be less information available about the foreign issuer. Other equity-related securities in which the Fund may invest include investments in various types of business ventures, including partnerships and joint ventures and securities of real estate investment trusts (REITs).

Companies Undergoing Changes. The Fund may invest in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). The inherent value of these securities often is not widely known and as a result, the securities may be favorably priced.

Foreign Equity Securities. We may invest in foreign equity securities including stocks and other equity-related securities. We do not consider ADRs, American Depository Shares (ADSs) and other similar receipts or shares traded in U.S. markets to be foreign securities.

The Fund may invest up to 20% of its total assets in foreign securities.

U.S. Government Securities. The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Some U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

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Mortgage-Related Securities. We may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income therefrom provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. The Fund also may invest in stripped mortgage-backed securities (MBS strips). MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

Other Fixed-Income Securities. The Fund may invest for capital appreciation purposes in fixed-income securities rated investment-grade (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Ratings Services, or the equivalent rating by another nationally recognized statistical rating organization). These include corporate debt and other debt obligations of U.S. and foreign issuers. We also may invest in obligations that are not rated, but that we believe are of comparable quality to the obligations described above.

Money Market Instruments. The Fund may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

If we believe it is necessary, we may temporarily invest up to 100% of the Fund's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but may help to preserve the Fund's assets when global or international markets are unstable.

Repurchase Agreements. The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in money market instruments, including short-term

12	Jennison Growth Fund

obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of the Fund's assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve the Fund's investment objective, but can help to preserve the Fund's assets. The use of temporary defensive investments is inconsistent with the Fund's investment objective.

Derivative Strategies . The Fund may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate notes and various types of swaps – involves costs and can be volatile. With derivatives, we try to predict if the underlying investment – a security, market index, currency, interest rate or some other benchmark – will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. We will consider other factors (such as cost) in deciding whether t o employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission (the Commission).

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premiu m.

Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

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Swap Transactions. The Fund may enter into swap transactions . Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.

Options on Securities and Financial Indexes. The Fund may purchase and sell put and call options on securities and financial indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options. For more information about the Fund's use of options, see the SAI.

Short Sales. The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when the subadviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. Short sales pose the risk of potentially unlimited loss. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund may make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no ad ditional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Additional Strategies. The Fund follows certain policies when it borrows money (the Fund can borrow up to 33 1⁄3% of the value of its total assets) and may pledge up to 33 1/3% of its total assets to secure these borrowings; lends its securities to others (the Fund can lend up to 33 1⁄3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

14	Jennison Growth Fund

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. The charts below outline the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a percentage stated as a limit on the Fund's ability to engage in a particular type of investment is a percentage of investable assets. For more information, see the SAI.

Equity-related securities of medium- to large-cap companies
Risks	Potential Rewards

  Individual stocks could lose value.

  Equity markets could go down, resulting in a decline in value of the Fund's investments.

  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow or seek to conserve cash.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

  Investment style risk-- the risk that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market.

  Historically, stocks have outperformed other investments over the long term.

  Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.

  May be a source of dividend income.

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Foreign Securities
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.

  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).

  May be less liquid than U.S. stocks and bonds.

  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.

  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through a Fund's investments in companies operating in those markets.

  Fund may profit from a favorable change in the value of foreign currencies (non-U.S. dollar denominated securities).

  Opportunities for diversification.

Short Sales, including short sales against the box
Risks	Potential Rewards

  May magnify underlying investment losses.

  Share price volatility can magnify losses because underlying security must be replaced at a specific time.

  Investment costs may exceed potential underlying investment gains.

  Short sales - against the box - give up the opportunity for capital appreciation in the security and pose the risk of potentially unlimited loss.

May magnify underlying investment gains.

16	Jennison Growth Fund

Derivatives
Risks	Potential Rewards

  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.

  Derivatives may not have the intended effects and may result in losses or missed opportunities.

  The counterparty to a derivatives contract could default.

  Derivatives can increase share price volatility and those that involve leverage could magnify losses.

  Certain types of derivatives involve costs to the Fund that can reduce returns.

  Derivatives may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.

  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.

  One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.

  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

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Fixed-income obligations
Risks	Potential Rewards

  A Fund's holdings, share price, yield and total return will fluctuate in response to bond market movements.

  Credit risk - the risk that the default of an issuer would leave a Fund with unpaid interest or principal. The lower an instrument's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector, or the market as a whole.

  Interest rate risk - the value of most bonds will fall when interest rates rise: the longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for junk bonds and stripped securities.

  Bonds have generally outperformed money market instruments over the long term with less risk than stocks.

  Most bonds will rise in value when interest rates fall.

  A source of regular interest income.

  Generally more secure than stocks since companies must pay their debts before paying stockholders.

  Investment-grade obligations have a lower risk of default.

  Bonds with longer maturity dates typically have higher yields.

  Intermediate-term securities may be less susceptible to loss of principal than longer-term securities.

18	Jennison Growth Fund

Mortgage related securities
Risks	Potential Rewards

  Credit risk - the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. Some private mortgage securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.

  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility.

  Illiquidity risk - the risk that the security may be difficult to value precisely and sell at the time or price desired.

  Prepayment risk - the risk that the underlying mortgages may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding securities.

  A source of regular interest income.

  The U.S. government guarantees interest and principal payments on certain securities.

  May benefit from security interest in real estate collateral.

  Pass-through instruments provide greater diversification than direct ownership of loans.

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Money market instruments
Risks	Potential Rewards

  Limits the Fund's potential for capital appreciation and achieving its objective.

  Credit risk (which is less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.

  Market risk (which is less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

May preserve the Fund's assets.

20	Jennison Growth Fund

U.S. Government and Agency Securities
Risks	Potential Rewards

  Not all U.S. government securities are insured or guaranteed by the U.S. government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

  Limits potential for capital appreciation.

  Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments (relatively low for U.S. government securities). The lower a bond's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower.

  Market risk may affect an industry, a sector or the market as a whole.

  Interest rate risk - the risk that the value of most debt obligations will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may follow.

  May preserve the Fund's assets.

  A source of regular interest income.

  Generally more secure than lower quality debt securities and generally more secure than equity securities.

  Principal and interest may be guaranteed by the U.S. government.

  If interest rates decline, long-term yields should be higher than money market yields.

  Bonds have generally outperformed money market instruments over the long term.

  Most bonds rise in value when interest rates fall.

Illiquid securities
Risks	Potential Rewards

  May be difficult to value precisely.

  May be difficult to sell at the time or price desired.

  Illiquidity risk - the risk that the security may be difficult to value precisely and sell at the time or price desired.

May offer a more attractive yield or potential for growth than more widely traded securities.

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Principal & Non-Principal Strategies: Investment Limits

  Equity-related securities of medium- to large-cap companies: At least 65% of total assets

  Foreign Securities: Up to 20% of total assets

  Short Sales (including short sales against-the-box): Up to 25% of net assets

  Derivatives: Up to 25% of net assets

  Fixed-income obligations: Up to 35% of total assets

  Mortgage-related securities: Up to 35% of total assets

  Money market instruments: Up to 100% of total assets on temporary basis

  U.S. Government and agency securities: Up to 35% of total assets

  Illiquid Securities: Up to 15% of net assets

22	Jennison Growth Fund

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Company's Board of Directors (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment subadviser. For the fiscal year ended September 30, 2008, the Fund paid PI an effective management fee rate of .58 of 1 % of the Fund's average daily net assets for all share classes.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2008, PI, an indirect wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $97.1 billion.

Subject to the supervision of the Board, Pl is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, Pl considers many factors, including the firm's experience, investment philosophy and historical performance. Pl is also responsible for monitoring the performance of the Fund's investment subadviser.

Pl and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits Pl to enter into or amend agreements with investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers or material amendments to subadvisory agreements pursuant to the Order.

A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the annual report to shareholders, which is available at the end of November each year.

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INVESTMENT SUBADVISER

Jennison Associates LLC (Jennison) is the Fund's investment subadviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. For the fiscal year ended September 30, 2008, PI paid Jennison fees of .26 of 1% of the Fund's average daily net assets for all share classes. As of September 30, 2008, Jennison managed in excess of $73 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. Jennison has served as an investment adviser to the Fund since 2000.

PORTFOLIO MANAGERS

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Fund. Mr. Del Balso generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Michael A. Del Balso is a Managing Director of Jennison. Michael Del Balso joined Jennison in 1972 as a research analyst. He has been Director of Research for Growth Equity since 1994 and became a portfolio manager in 1999. Mr. Del Balso came to Jennison after four years with White, Weld Company, where he was a vice president, stockholder and followed growth companies with emphasis on the consumer area. He graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. Mr. Del Balso is a member of the New York Society of Security Analysts.

Kathleen A. McCarragher is a Managing Director of Jennison. Kathleen McCarragher joined Jennison as an Executive Vice President and portfolio manager in May 1998. She was appointed Head of Growth Equity in January 2003. Prior to Jennison, Ms. McCarragher spent six years with Weiss, Peck Greer, where she was a managing director and the director of large cap growth equities. In addition, Ms. McCarragher spent 10 years with State Street Research and Management Company, initially as a research analyst responsible for health care, transports and financials, and then as a portfolio manager and member of the investment committee. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. Ms. McCarragher is a member of the Board of Advisors for the Appalachian Mountain Club and the Board of Trustees for The Gateway School.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

24	Jennison Growth Fund

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The table below sets forth the starting dates on which the Fund's Portfolio Managers commenced serving as a Portfolio Manager for the Fund:

Portfolio Manager Starting Service Dates
Michael A. Del Balso	May 2000
Kathleen A. McCarragher	February 1999
Spiros "Sig" Segalas	February 1999

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act of 1940 (the 1940 Act) with respect to each of the Class A, Class B and Class C Shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B and C Shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees — known as 12b-1 fees — are shown in the "Fees and Expenses" tables.

Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website.

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FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of a Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends of any net investment income to shareholders. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security—if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in taxable years beginning before January 1, 2011, is generally taxed at rates of up to 15%, provided that the Fund distributes the net capital gain to non-corporate U.S. shareholders, and up to 20% thereafter. If the Fund holds the security for one yea r or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain

26	Jennison Growth Fund

dividends received from U.S. corporations.

For your convenience, a Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next NAV calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Services" in the next section.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders:

Fund Distribution Schedule
Dividends	Semi-Annually
Net capital gains	Annually

TAX ISSUES

Form 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31st of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

Visit our website at www.jennisondryden.com	27

If You Purchase Just Before Record Date
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2011, and 20% thereafter, for shares held for more than one year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

28	Jennison Growth Fund

Exchanging your shares of the Fund for the shares of another JennisonDryden mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell — or exchange — Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares
The conversion of Class B shares into Class A shares — which happens automatically approximately seven years after purchase — is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

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HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

You may purchase shares by check or wire. We do not accept cash, money orders or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B, Class C, Class Z and Class R shares of the Fund, although Class Z and Class R shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%. (The CDSC is waived for certain retirement and/or benefit plans.)

  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

30	Jennison Growth Fund

  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

  The different sales charges that apply to each share class — Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower CDSC.

  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.

  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.

  Because Class Z and R shares have lower operating expenses than Class A, Class B or Class C shares, as applicable, you should consider whether you are eligible to purchase Class Z or Class R shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

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	Class A	Class B	Class C	Class R	Class Z
Minimum purchase amount	$2,500	$2,500	$2,500	None	None
Minimum amount for subsequent purchases	$100	$100	$100	None	None
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1%	1%	1%	.75 of 1% (.50 of 1% currently)	None

Notes to Share Class Comparison Table: ° The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. For more information, see "Additional Shareholder Services."
° If the value of your Class A, Class B or Class C account is less than $2,500, the Fund will deduct a $15 annual small account maintenance fee from your account. However, due to extraordinary market conditions, the minimum account value for purposes of assessing the $15 annual small account maintenance fee is reduced from $2,500 to $1,500 for 2008. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirem ent plans, and (v) AIP accounts or employee savings plan accounts. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares—Small Balance Account Fee" in the SAI.
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."
° Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
° Distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares may pay a service fee up to .25 of 1%. Class B, Class C and Class R shares will pay a service fee of .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% service fee) and .75 of 1% (including the .25 of 1% service fee) for Class R shares. Class B shares and Class C shares pay a distribution fee (including the service fee) of 1%.
° The Distributor has contractually agreed until January 31, 2010 to reduce its distribution and service (12b-1) fees applicable to Class R shares to .50 of 1% of the average daily net assets of the Class R shares.

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by

32	Jennison Growth Fund

increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,00 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation , which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing;

  Sign a Letter of Intent , stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden mutual funds within 13 months; or

  Use your Combined Purchase and Cumulative Purchase Privilege , which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of other JennisonDryden mutual funds that you or the group are purchasing at the same time.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);

  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);

  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian ( e.g., UGMAs and UTMAs);

  Accounts in the name and TINs of your parents;

  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;

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  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and

  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:

  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or

  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A and Class L shares, the value of existing shares is determined by the maximum offering price (net asset value (NAV) plus maximum sales charge) as of the previous business day; and

  for Class B, C, F, M, R, X, Y and Z shares, the value of existing shares is determined by the NAV as of the previous business day.

Note: Not all share classes may be offered by your Fund. In addition, Class L, M and X shares are not offered to new purchasers and are available only through exchanges from the same share class of certain other JennisonDryden funds.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial

34	Jennison Growth Fund

sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multiemployer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at NAV for group

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retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouse, children and parents) of Prudential and its affiliates, the JennisonDryden mutual funds, and the investment subadvisers of the JennisonDryden mutual funds;

  persons who have retired directly from active service with Prudential or one of its subsidiaries;

  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and

  investors in Individual Retirement Accounts (IRAs), provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) the Individual Retirement Account is established through Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow the Class A sales charge to dealers.

Qualifying for Class Z Shares
Institutional Investors.Various institutional investors may purchase Class Z shares,

36	Jennison Growth Fund

including corporations, banks, governmental entities, municipalities, and IRS section 501 entities, such as foundations and endowments. The minimum initial investment for such investors is $10 million. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's transfer agent. Please contact the transfer agent at (800) 225-1852 for further details.

Mutual Fund Programs . Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multi-employer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Z shares. The availability of Class Z shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds;

  Prudential, with an investment of $10 million or more; and

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  Qualified state tuition programs (529 plans).

Qualifying for Class R Shares
Group Retirement Plans. Class R shares are offered for sale to (i) certain group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. The availability of Class R shares for group retirement plans or IRAs will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudentia l's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.

How Financial Services Firms are Compensated for Selling JennisonDryden Mutual Funds

JennisonDryden Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells JennisonDryden Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each JennisonDryden Mutual Fund is managed by PI (the Manager).

Only persons licensed with the Financial Industry Regulatory Authority (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm, may sell a JennisonDryden Mutual Fund to you, or to a retirement plan in which you participate.

12b-1 Fees & Sales Charges. The Distribu tor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular JennisonDryden mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial services firms then pay their registered representatives who sold you the JennisonDryden mutual fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the JennisonDryden mutual fund.

"Revenue Sharing" Payments . In addition to the compensation received by financial services firms as described above, the Manager, Distributor, or their affiliates may make

38	Jennison Growth Fund

additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's, Distributor's, or affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1 of the 1940 Act. The Manager, Distributor, or their affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and thei r registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager, Distributor or their affiliates may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager, Distributor and/or their affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager, Distributor and their affiliates will not use Fund b rokerage as any part of revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction.

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Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager, Distributor and/or their affiliates make such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager, Distributor and/or their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms may be paid by the Manager, Distributor and/or their affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial services firm may receive from the Manager, Distributor and/or their affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI of Cash Accumulaltion Trust, which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of s hareholder purchase and redemption orders through the National Securities Clearing Corporation.

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager, Distributor, or their affiliates also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

40	Jennison Growth Fund

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund shall not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Class B Shares Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired th rough the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly for Class B shares, not on the anniversary date of your purchase.

If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion. For more information, see the SAI.

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Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

The Fund may also use fair value pricing if it determines that a market quotation is not reliable based on, among other things, events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but

42	Jennison Growth Fund

before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund? For Class A and Class L shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and net capital

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gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. Distributions of $10.00 or less may not be paid out in cash, but may be automatically reinvested into your account.

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Automatic Investment Plan. You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $1,200 annually.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

44	Jennison Growth Fund

When you sell shares of a Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

  You are selling more than $100,000 of shares;

  You want the redemption proceeds made payable to someone that is not in our records;

  You want the redemption proceeds sent to some place that is not in our records; or

  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI.

Contingent Deferred Sales Charge (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

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  Amounts representing shares you purchased with reinvested dividends and distributions,

  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares, and

  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The CDSC is 1% for Class C shares — which is applied to shares sold within 12 months of purchase. The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. The rate decreases on the anniversary date of your purchase.

The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.

Waiver of the CDSC — Class B Shares
The CDSC will be waived if the Class B shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability;

  To provide for certain distributions — made without IRS penalty — from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and

  On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC — Class C Shares
Benefit Plans.The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain

46	Jennison Growth Fund

redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. You would be responsible for any tax consequences associated with owning the securities.

Involuntary Redemption of Small Accounts
If the value of your account is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. However, due to extraordinary market conditions, the threshold at which we may involuntarily redeem your shares and close your account (which is typically processed during the 4th calendar quarter of each year) is lowered to $250 for 2008. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to AIP accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchas e, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the SAI. If the value of your account is less than $2,500 (or less than $1,500 in 2008) with certain exclusions, a $15 annual small account maintenance fee will be deducted from your account, and any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. For more information, see "Fees and Expenses" in this prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Account Maintenance Fee" in the SAI.

90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund and share class without paying an initial sales charge. For Class B shares, if you paid a CDSC when you redeemed your Class B shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement

Visit our website at www.jennisondryden.com	47

plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden mutual funds — including certain money market funds, if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the JennisonDryden mutual fund family, but you can't exchange Class A shares for Class B, Class C, Class F, Class L, Class M, Class X, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than MoneyMart Assets, Inc. After an exchange, at redemption, the CDSC will be calculated from the date of the initial purchase, excluding any time Class B or Class C shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

There is no sales charge for exchanges. If, however, you exchange — and then sell — shares within the applicable CDSC period, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the Class B and Class C shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased

48	Jennison Growth Fund

brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder's account will be subject t o a 60-day warning period, commencing on the first day of the following month. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund's transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the Prudential money market funds are excluded from this policy. In addition, the policy does not apply to the JennisonDryden Asset Allocation Funds, which are structured as "funds-of-funds," and invest primarily in other mutual funds within the JennisonDryden fund family.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

Visit our website at www.jennisondryden.com	49

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Re tirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions

50	Jennison Growth Fund

that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights will help you evaluate the Fund's financial performance for the past five fiscal periods. The total return in each chart represents the rate that a shareholder would have earned on an investment in that particular Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of the independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this prospectus.

For each of the fiscal years in the five year period ended September 30, 2008, the financial highlights were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

52	Jennison Growth Fund

CLASS A SHARES

Class A Shares (fiscal years ended 9-30)

Per Share Operating Performance(a)	2008	2007	2006	2005	2004
Net asset value, beginning of year	$18.22	$15.78	$15.31	$12.84	$11.77
Income (loss) from investment operations:
Net investment income (loss)	(.01)	-(b)	(.03)	.01	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.78)	2.44	.50	2.46	1.11
Total from investment operations	(3.79)	2.44	.47	2.47	1.07
Less Dividends:
Dividends from net investment income	-(b)	-	-	-	-
Net asset value, end of year	$14.43	$18.22	15.78	$15.31	$12.84
Total return(c)	(20.78)%	15.46%	3.07%	19.24%	9.09%

Ratios/Supplemental Data
Net assets, end of year (000)	$1,081,148	$1,566,814	$1,481,913	$1,348,039	$1,200,078
Average net assets (000)	$1,374,025	$1,525,634	$1,393,481	$1,258,500	$1,237,249
Ratios to average net assets(e) :
Expenses, including distribution and service (12b-1) fees (d)	1.08%	1.02%	1.04%	1.06%	1.05%
Expenses, excluding distribution and service (12b-1) fees	.80%	.77%	.79%	.81%	.80%
Net investment income (loss)	(.04)%	-%(e)	(.18)	.04%	(.27)%
Portfolio turnover rate	83%	63%	72%	57%	68%

(a) Calculated based upon average shares outstanding during the year.
(b) Less than $.005 per share.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares through January 31, 2008. Effective February 1, 2008, the fees became .30 of 1% of the average dainy net assets of the Class A shares.
(e) Does not include expenses of the underlying portfolios in which the Fund invests.
(f) Less than .005%.

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CLASS B SHARES

Class B Shares (fiscal years ended 9-30)

Per Share Operating Performance(a)	2008	2007	2006	2005	2004
Net asset value, beginning of year	$16.53	$14.42	$14.09	$11.90	$11.00
Income (loss) from investment operations:
Net investment loss	(.12)	(.12)	(.13)	(.09)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.41)	2.23	.46	2.28	1.02
Total from investment operations	(3.53)	2.11	.33	2.19	.90
Net asset value, end of year	$13.00	$16.53	$14.42	$14.09	$11.90
Total return(b)	(21.36)%	14.63%	2.34%	18.40%	8.18%

Ratios/Supplemental Data
Net assets, end of year (000)	$85,641	$163,232	$243,951	$371,561	$481,876
Average net assets (000)	$127,973	$205,950	$322,042	$439,078	$560,217
Ratios to average net assets(c) :
Expenses, including distribution and service (12b-1) fees	1.80%	1.77%	1.79%	1.81%	1.80%
Expenses, excluding distribution and service (12b-1) fees	.80%	.77%	.79%	.81%	.80%
Net investment loss	(.75)%	(.75)%	(.91)%	(.66)%	(1.02)%

(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.

54	Jennison Growth Fund

CLASS C SHARES

Class C Shares (fiscal years ended 9-30)

Per Share Operating Performance(a)	2008	2007	2006	2005	2004
Net asset value, beginning of year	$16.53	$14.42	$14.09	$11.90	$11.00
Income (loss) from investment operations:
Net investment loss	(.12)	(.12)	(.14)	(.08)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.41)	2.23	.47	2.27	1.02
Total from investment operations	(3.53)	2.11	.33	2.19	.90
Net asset value, end of year	$13.00	$16.53	$14.42	$14.09	$11.90
Total return(b)	(21.36)%	14.63%	2.34%	18.40%	8.18%

Ratios/Supplemental Data
Net assets, end of year (000)	$56,527	$78,280	$83,123	$86,198	$96,253
Average net assets (000)	$70,987	$79,797	$87,385	$91,313	$107,401
Ratios to average net assets(c) :
Expenses, including distribution and service (12b-1) fees	1.80%	1.77%	1.79%	1.81%	1.80%
Expenses, excluding distribution and service (12b-1) fees	.80%	.77%	.79%	.81%	.80%
Net investment loss	(.76)%	(.75)%	(.99)%	(.61)%	(1.02)%

(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.

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CLASS R SHARES

Class R Shares (fiscal years ended 9-30)

Per Share Operating Performance(b)	2008	2007	2006	2005(a)
Net asset value, beginning of period	$16.80	$14.59	$14.15	$12.97
Income (loss) from investment operations:
Net investment loss	(.04)	(.03)	(.06)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.47)	2.24	.50	1.23
Total from investment operations	(3.51)	2.21	.44	1.18
Net asset value, end of period	$13.29	$16.80	$14.59	$14.15
Total return(c)	(20.89)%	15.15%	3.11%	9.10%

Ratios/Supplemental Data
Net assets, end of period (000)	$3,067	$2,977	$179,270(d)	$2,727(d)
Average net assets (000)	$3,165	$1,849	$54,657(d)	$2,528(d)
Ratios to average net assets(e) :
Expenses, including distribution and service (12b-1) fees (f)	1.30%	1.27%	1.29%	1.31% (g)
Expenses, excluding distribution and service (12b-1) fees	.80%	.77%	.79%	.81% (g)
Net investment loss	(.26)%	(.20)%	(.47)%	(.52)% (g)

(a) Inception date of Class R shares is December 17, 2004.
(b) Calculated based upon average shares outstanding during the period.
(c) Total return is calculated assuming a purchase of a share on the first day and a a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d) Amount is actual and not rounded.
(e) Does not include expenses of the underlying portfolios in which the Fund invests.
(f) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares until January 31, 2010.
(g) Annualized.

56	Jennison Growth Fund

CLASS Z SHARES

Class Z shares (fiscal years ended 9-30)

Per Share Operating Performance(a)	2008	2007	2006	2005	2004
Net asset value, beginning of year	$18.80	$16.25	$15.72	$13.15	$12.03
Income (loss) from investment operations:
Net investment income (loss)	.04	.04	.01	.04	-(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.89)	2.51	.52	2.53	1.12
Total from investment operations	(3.85)	2.55	.53	2.57	1.12
Less Dividends:
Dividends from net investment income	(.04)	-	-	-	-
Net asset value, end of year	$14.91	$18.80	$16.25	$15.72	$13.15
Total return(c)	(20.51)%	15.69%	3.37%	19.54%	9.31%

Ratios/Supplemental Data
Net assets, end of year (000)	$868,869	$1,100,959	$1,182,040	$1,393,365	$1,274,544
Average net assets (000)	$1,026,959	$1,134,856	$1,305,889	$1,324,754	$1,441,730
Ratios to average net assets(d) :
Expenses, including distribution and service (12b-1) fees	.80%	.77%	.79%	.81%	.80%
Expenses, excluding distribution and service (12b-1) fees	.80%	.77%	.79%	.81%	.80%
Net investment income (loss)	.24%	.25%	.08%	.28%	(.02)%

(a) Calculated based upon average shares outstanding during the year.
(b) Less than $.005 per share.
(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d) Does not include expenses of the underlying portfolios in which the Fund invests.

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FOR MORE INFORMATION Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.) WEBSITE www.jennisondryden.com	OUTSIDE BROKERS SHOULD CONTACT Prudential Investment Management Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 778-8769

  E-DELIVERY To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
MAIL Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 ELECTRONIC REQUEST publicinfo@sec.gov (The SEC charges a fee to copy documents)	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

Jennison Growth Fund
Share Class	A	B	C	R	Z
NASDAQ	PJFAX	PJFBX	PJFCX	PJGRX	PJFZX
CUSIP	74437E107	74437E206	74437E305	74437E651	74437E404

MF168A	The Fund's Investment Co. Act File No. 811-07343

December 1, 2008
PROSPECTUS
Jennison Equity Opportunity Fund
FUND TYPE Multi-capitalization stock OBJECTIVE Long-term growth of capital
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise. JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

RISK/RETURN SUMMARY

3	RISK/RETURN SUMMARY
3	ABOUT THE FUND
3	INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
3	PRINCIPAL RISKS
6	EVALUATING PERFORMANCE
8	FEES AND EXPENSES
8	EXAMPLE

10	HOW THE FUND INVESTS
10	INVESTMENT OBJECTIVE AND POLICIES
11	OTHER INVESTMENTS AND STRATEGIES
14	INVESTMENT RISKS

21	HOW THE FUND IS MANAGED
21	BOARD OF DIRECTORS
21	MANAGER
22	SUBADVISER
22	PORTFOLIO MANAGERS
23	DISTRIBUTOR
23	DISCLOSURE OF PORTFOLIO HOLDINGS

24	FUND DISTRIBUTIONS AND TAX ISSUES
24	DISTRIBUTIONS
25	TAX ISSUES
26	IF YOU SELL OR EXCHANGE YOUR SHARES

28	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
28	HOW TO BUY SHARES
43	HOW TO SELL YOUR SHARES
46	HOW TO EXCHANGE YOUR SHARES

50	FINANCIAL HIGHLIGHTS
50	INTRODUCTION
51	CLASS A SHARES
52	CLASS B SHARES
53	CLASS C SHARES
54	CLASS R SHARES
55	CLASS Z SHARES

ABOUT THE FUND

This prospectus highlights key information about Jennison Equity Opportunity Fund. The Fund is a series of The Prudential Investment Portfolios, Inc. (the "Company"). Additional information follows this summary.

JennisonDryden Internet Website. Visit the Fund's website at www.jennisondryden.com, which provides timely news and information about the Fund and other JennisonDryden funds, the on-line education center to assist you in developing long-term investment strategies with your financial professional, and on-line access to information regarding your account balance.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is long-term growth of capital. We invest at least 80% of our investable assets in common stocks of established companies whose growth prospects we believe are under-appreciated by the market. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. Our approach is to identify stocks that have good fundamental prospects but that are selling at what in our opinion is a depressed valuation level relative to those prospects. We look for a fundamental catalyst that we expect will improve valuation over the upcoming 12 to 18 months. The Fund may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can't guarantee success.

The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in common stocks.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests mainly in common stocks, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. The success of the Fund depends greatly on the investment adviser's ability to identify companies whose growth prospects are under-appreciated by the market.

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We're Opportunistic Investors
The strategy's multi-cap capability allows it to invest in large-cap, mid-cap, and small-cap stocks, and its opportunistic nature allows it to take advantage of investment opportunities regardless of a company's traditional style classification. In seeking attractively valued stocks with current or emerging earnings prospects, the portfolio managers have the ability to invest in any company they believe offers the best reward-to-risk outlook over the next 12 to 18 months.

These holdings may be somewhat more volatile than the overall market. The Fund's holdings can vary significantly from broad market indexes, and performance of the Fund can deviate from the performance of such indexes. The Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.

Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests—Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Value Style Risk. Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Equity and Equity-Related Securities Risks. There is the risk that the value of a particular security could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or the sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Derivatives Risk. The value of certain derivatives that are used to manage cash flows or to hedge a portfolio security are generally determined independently from that security and could result in a loss to the Fund when the price movement of a derivative used as a hedge does not correlate with a change in the value of the portfolio security. The use of derivatives involves costs and can be more volatile than other investment strategies, resulting in greater volatility for the Fund, particularly during periods of market decline. Investments in derivatives may not have the intended effects and may result in losses for

4	Jennison Equity Opportunity Fund

the Fund that may not have otherwise occured or missed opportunities for the Fund. Additionally, derivatives are subject to the risk that counterparties could default.

Fixed-Income Obligations Risk . In addition to credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements.

Foreign Risk . Investing in securities of non-U.S. issuers generally involves more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than does the U.S. legal system. Additionally, the changing value of foreign currencies could also affect the value of the assets we hold and our performance. Investments in foreign securities may be subject to non-U.S. witholding and other taxes.

Management Risk . Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by the subadviser may underperform the markets in general, the Fund's benchmark and other mutual funds with similar investment objectives.

Market Risk . Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual company performs, if financial markets go down, you could lose money.

Portfolio Turnover Risk . Although it is not one of the Fund's principal strategies, the Fund may, as it has in the past, actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Fund's investment subadviser. High portfolio turnover results in higher transaction costs, which can affect the Fund's performance and may have adverse tax consequences. Portfolio turnover rates for the Fund may be found in the Class A Shares section of the Financial Highlights of this prospectus.

Regulatory Risk . The Fund is subject to a variety of laws and regulations which govern its operations. Similarly, the businesses and other issuers of the securities in which the Fund invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws and regulations may materially impact the Fund, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of the Fund to achieve its investment objective, or may impact the Fund's investment policies and/or strategies, or may reduce the attractiveness of an investment.

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EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

Annual Total Returns % (Class A shares) 1, 2

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, which waiver terminated effective February 1, 2008, the annual returns would have been lower, too.
2 The return for Class A shares from January 1, 2008 to September 30, 2008 was -19.16%.

BEST QUARTER: 18.04%	WORST QUARTER: -18.29%
(2nd quarter of 2003)	(3rd quarter of 2002)

Average Annual Total Returns % (as of 12-31-07)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	-1.32	12.07	10.36	-
Class C shares	2.75	12.51	10.16	-
Class R shares	4.16	N/A	N/A	8.78 (12/17/04)
Class Z shares	4.63	13.63	11.24	-

6	Jennison Equity Opportunity Fund

Class B Shares %
Return Before Taxes	-0.67	12.38	10.16	-
Return After Taxes on Distributions	-4.32	10.15	7.98	-
Return After Taxes on Distribution and Sale of Fund Shares	2.14	10.14	7.96	-

Index % (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	5.49	12.82	5.91	-
Lipper Average	6.42	13.32	7.07	-

Notes to Average Annual Return Tables:

° The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, which waiver terminated effective February 1, 2008, the returns for Class A shares would have been lower. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class R shares.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)--an unmanaged index of 500 stocks of large U.S. public companies--gives a broad look at how U.S. stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these deductions. S&P 500 Index returns since the inception of Class R shares is 0.91%. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-Cap Core Fund category and does not include the effect of any sales charges. Returns would be lower if sales charges were reflected. Lipper Average returns since the inception of Class R shares is 0.74%. Source: Lipper Inc.
° Inception date for Class R shares is 12-17-04.

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FEES AND EXPENSES

This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund. Each share class has different (or no) sales charges - known as loads - and expenses, but represents an investment in the same Fund.

For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5%	1%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fees	None	None	None	None	None
Exchange fee	None	None	None	None	None
Small balance account fee	$15	$15	$15	None	None

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class R	Class Z
Management fees	.59	.59	.59	.59	.59
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.75	None
+ Other expenses	.19	.19	.19	.19	.19
= Total annual Fund operating expenses	1.08	1.78	1.78	1.53	.78
- 12b-1 Fee waiver	None	None	None	(.25)	None
= Net annual Fund operating expenses	1.08	1.78	1.78	1.28	.78

EXAMPLE

These examples are intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that are effective in this example for only the first year, which is effective in this example for only the first year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects this conversion.

8	Jennison Equity Opportunity Fund

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$654	$875	$1,113	$1,795
Class B shares	$681	$860	$1,064	$1,824
Class C shares	$281	$560	$964	$2,095
Class R shares	$130	$459	$811	$1,802
Class Z shares	$80	$249	$433	$966

You would pay the following expenses on the same investment if you did not sell your shares:

Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$654	$875	$1,113	$1,795
Class B shares	$181	$560	$964	$1,824
Class C shares	$181	$560	$964	$2,095
Class R shares	$130	$459	$811	$1,802
Class Z shares	$80	$249	$433	$966

Notes to Shareholder Fees and Expenses and Examples Tables
° Your broker may charge you a separate or additional fee for purchases and sales of shares or an administrative fee on Fund balances, including income from Fund distributions.
° If the value of your Class A, Class B or Class C account is less than $2,500, the Fund will deduct a $15 annual small account maintenance fee from your account. However, due to extraordinary market conditions, the minimum account value for purposes of assessing the $15 annual small account maintenance fee is reduced from $2,500 to $1,500 for 2008. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) AIP accounts or employee savings plan accounts. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares—Small Balance Account Fee" in the SAI.
° Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc. (Prudential).
° The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
° The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.
° For the period ending January 31, 2010, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fee rate for Class R shares to .50 of 1% of the average daily net assets of the Class R shares.

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HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is long-term growth of capital. This means we seek investments that we believe will appreciate in value over time. While we make every effort to achieve our objective, we can't guarantee success. In pursuing our objective, we normally invest at least 80% of our investable assets in common stocks of established companies whose growth prospects are, in our opinion, under-appreciated by the market. These may include companies that are currently experiencing relatively poor earnings results, but that we believe are about to experience a positive change in fundamental outlook due to important changes in management philosophy, new products, industry conditions, etc. Also, in identifying attractive stocks relative to our strategy, we look for companies that may be delivering good current earnings growth, but where the market has not yet appreciated that growth and for catalysts that will drive improved valuation going forward.

Our Opportunistic Style
We generally invest in companies that have what we believe are a superior trade-off between good earnings growth prospects and attractive valuation levels.

Our strategy is to invest in companies that have the most attractive trade-off between unexpected earnings potential and low valuation characteristics. We want to be opportunistic in being able to identify stocks that best fit our criteria. Similarly, the portfolio may emphasize different market capitalization areas depending on market conditions. At any given time we will have a mix in the portfolio between small, medium or large capitalization companies. Generally, we consider selling a security when, in the opinion of the investment adviser, it no longer has the risk/reward characteristics to make it an attractive holding given our opportunistic strategy.

Portfolio Turnover
As a result of the strategies described above, the Fund has historically had an annual portfolio turnover rate of over 100% at times. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distribution as ordinary income rather than long-term capital gains.

For more information, see ''Investment Risks'' and the Statement of Additional Information, ''Description of the Funds, Their Investments and Risks.'' The Statement of Additional Information—which we refer to as the SAI—contains additional information about the Fund. To obtain a copy, see the back cover page of this Prospectus.

10	Jennison Equity Opportunity Fund

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

Other Equity-Related Securities . The Fund may invest up to 20% of its investable assets in equity-related securities. These include securities that may be converted into or exchanged for common stock or the cash value of common stock - known as convertible securities - like rights and warrants. The Fund may also invest in American Depositary Receipts (ADRs), which are certificates - usually issued by a U.S. bank or trust company - that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in U.S. dollars. We consider ADRs to be equity-related securities. Certain ADR programs are established without the participation of the foreign issuer and as a result, there may be less information available about the foreign issuer. Other equity-related securities in which the Fund may invest include investments in various types of business ventures, including partnerships and joint ventures and securities of real estate investment trusts (REITs).

Foreign Securities. The Fund may invest in securities of non-U.S. issuers, which we refer to as foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers. We do not consider American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and other similar receipts or shares traded in U.S. markets to be foreign securities.

The Fund may invest up to 20% of investable assets in foreign securities.

Fixed-Income Obligations, Including Bonds and Money Market Instruments. Fixed-income obligations include bonds and notes. The Fund can invest in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, respectively). The Fund also may invest in obligations that are not rated, but that the subadviser believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks.

Money market instruments include the commercial paper of corporations, the obligations of banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. The Fund will purchase

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money market instruments only in one of the two highest short-term quality ratings of a major rating service. The Fund uses money market instruments for cash management purposes only.

U.S. Government Securities. The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Some U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

Money Market Instruments. The Fund may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

If we believe it is necessary, we may temporarily invest up to 100% of the Fund's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but may help to preserve the Fund's assets when global or international markets are unstable.

Repurchase Agreements. The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of the Fund's assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve the Fund's investment objective, but can help to preserve the Fund's assets. The use of temporary defensive investments is inconsistent with the Fund's investment objective.

Derivative Strategies. The Fund may use various derivative strategiesto try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate notes and various types of swaps – involves costs and can be volatile. With derivatives, we try

12	Jennison Equity Opportunity Fund

to predict if the underlying investment – a security, market index, currency, interest rate or some other benchmark – will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission (the Commission).

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.

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Options on Securities and Financial Indexes. The Fund may purchase and sell put and call options on securities and financial indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options. For more information about the Fund's use of options, see the SAI.

Short Sales. The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when the subadviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. Short sales pose the risk of potentially unlimited loss. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund may makeshort sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Additional Strategies. The Fund follows certain policies when it borrows money (the Fund can borrow up to 33 1⁄3% of the value of its total assets) and may pledge up to 33 1/3% of its total assets to secure these borrowings; lends its securities to others (the Fund can lend up to 33 1⁄3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. The charts below outline the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a percentage stated as a limit on the Fund's ability to engage in a particular type of investment is a percentage of investable assets. For more information, see the SAI.

14	Jennison Equity Opportunity Fund

Common Stocks
Risks	Potential Rewards

  Individual stocks could lose value.

  Equity markets could go down, resulting in a decline in value of the Fund's investments.

  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow or sell to conserve cash.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

  Investment style risk-- the risk that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market.

  Historically, stocks have outperformed other investments over the long term.

  Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.

  May be a source of dividend income.

Short Sales, including short sales against the box
Risks	Potential Rewards

  May magnify underlying investment losses.

  Share price volatility can magnify losses because underlying security must be replaced at a specific time.

  Investment costs may exceed potential underlying investment gains.

  Short sales "against the box" give up the opportunity for capital appreciation in the security and pose the risk of potentially unlimited loss.

May magnify underlying investment gains.

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Foreign Securities
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.

  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).

  May be less liquid than U.S. stocks and bonds.

  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.

  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through a Fund's investments in companies operating in those markets.

  Fund may profit from a favorable change in the value of foreign currencies (non-U.S. dollar denominated securities).

  Opportunities for diversification.

16	Jennison Equity Opportunity Fund

Derivatives
Risks	Potential Rewards

  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.

  Derivatives may not have the intended effects and may result in losses or missed opportunities.

  The counterparty to a derivatives contract could default.

  Derivatives can increase share price volatility and those that involve leverage could magnify losses.

  Certain types of derivatives involve costs to the Fund that can reduce returns.

  It may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.

  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.

  One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.

  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

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Fixed-income securities
Risks	Potential Rewards

  A Fund's holdings, share price, yield and total return will fluctuate in response to bond market movements.

  Credit risk - the risk that the default of an issuer would leave a Fund with unpaid interest or principal. The lower an instrument's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector, or the market as a whole.

  Interest rate risk - the value of most bonds will fall when interest rates rise: the longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for junk bonds and stripped securities.

  Bonds have generally outperformed money market instruments over the long term with less risk than stocks.

  Most bonds will rise in value when interest rates fall.

  A source of regular interest income.

  Generally more secure than stocks since companies must pay their debts before paying stockholders.

  Investment-grade obligations have a lower risk of default.

  Bonds with longer maturity dates typically have higher yields.

  Intermediate-term securities may be less susceptible to loss of principal than longer-term securities.

Money market instruments
Risks	Potential Rewards

  Limits the Fund's potential for capital appreciation and achieving its objective.

  Credit risk (which are less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.

  Market risk (which are less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

May preserve the Fund's assets.

18	Jennison Equity Opportunity Fund

U.S. government and agency securities
Risks	Potential Rewards

  Not all U.S. government securities are insured or guaranteed by the U.S. government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

  Limits potential for capital appreciation.

  Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments (relatively low for U.S. government securities). The lower a bond's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower.

  Market risk may affect an industry, a sector or the market as a whole.

  Interest rate risk - the risk that the value of most debt obligations will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may follow.

  May preserve the Fund's assets.

  A source of regular interest income.

  Generally more secure than lower quality debt securities and generally more secure than equity securities.

  Principal and interest may be guaranteed by the U.S. government.

  If interest rates decline, long-term yields should be higher than money market yields.

  Bonds have generally outperformed money market instruments over the long term.

  Most bonds rise in value when interest rates fall.

Illiquid securities
Risks	Potential Rewards

  May be difficult to value precisely.

  May be difficult to sell at the time or price desired.

  Illiquidity risk - the risk that bonds may be difficult to value precisely and sell at the time or price desired.

May offer a more attractive yield or potential for growth than more widely traded securities.

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Principal & Non-Principal Strategies: Investment Limits

  Common stocks: At least 80% of investable assets

  Short Sales (including short sales against-the-box): Up to 25% of net assets

  Foreign Securities: Up to 20% of investable assets

  Derivatives: Up to 25% of net assets

  Fixed-income securities: Up to 20% of investable assets

  Money market instruments: Up to 100% of investable assets on temporary basis

  U.S. government and agency securities: Up to 20% of investable assets

  Illiquid Securities: Up to 15% of net assets

20	Jennison Equity Opportunity Fund

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Fund is overseen by a Board of Directors or Trustees (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser(s) and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment subadviser. For the fiscal year ended September 30, 2008, the Fund paid PI an effective management fee rate of .59 of 1 % of the Fund's average daily net assets for all share classes.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2008, PI, an indirect wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $97.1 billion.

Subject to the supervision of the Board, Pl is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, Pl considers many factors, including the firm's experience, investment philosophy and historical performance. Pl is also responsible for monitoring the performance of the Fund's investment subadviser.

Pl and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits Pl to enter into or amend agreements with investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers or material amendments to subadvisory agreements pursuant to the Order.

A discussion of the basis for the Board's approvals of the Fund's management and subadvisory agreements is available in the Fund's annual report to shareholders, which is available at the end of November each year.

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SUBADVISER

Jennison Associates LLC (Jennison) is the Fund's investment subadviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. For the fiscal year ended September 30, 2008, PI paid Jennison fees of .30 of 1% of the Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets over $300 million. The effective fee rate paid to Jennison for the fiscal year ended September 30, 2008 was .28 of 1% of the Fund's average daily net assets for all share classes. As of September 30, 2008, Jennison managed in excess of $73 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. Jennison has served as an investment adviser to the Fund since 2000.

PORTFOLIO MANAGERS

Mark G. DeFranco and Brian M. Gillott are the portfolio managers of the Fund and have final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Mark DeFranco joined Jennison Associates in 1998 and has over 20 years of experience in the investment industry. As a member of Jennison Associates' Opportunistic Equity team, Mark DeFranco co-manages over $2 billion in assets. In addition to his portfolio management responsibilities, Mr. DeFranco researches many areas including financial services, specialty chemicals, natural resources, and generalist opportunities. Before joining Jennison, Mr. DeFranco was a precious metals equity analyst and portfolio manager at Pomboy Capital from 1995 until 1998. Prior to Pomboy Capital, Mr. DeFranco spent six years as a research analyst at Comstock Partners, responsible for following value equity securities as well as fixed income investments. He was also a member of the equity research sales division of Salomon Brothers from 1987 to 1989. Mr. DeFranco graduated with an M.B.A. in finance from Columbia University in 1987 and received a B.A. in economics from Bates College in 1983. Barron's Magazine named Mr. DeFranco as one of the top 100 mutual fund managers in 2005, 2006, and 2007.

Brian Gillott joined Jennison in September 1998 from Soros Fund Management, where he was an equity analyst following a variety of industries for the company's global hedge fund, seeking both long and short ideas. Mr. Gillott is a ten-year veteran of Jennison Associates' Opportunistic Equity team and co-manages over $2 billion in assets. As part of his portfolio management responsibilities, Mr. Gillott researches many areas including industrials, media, aerospace, basic materials and various generalist opportunities. Prior to Soros Fund, Mr. Gillott was an analyst at Goldman Sachs Co. in the private client asset management group. He received a B.S. with honors from Penn State University in 1995. During his four years at Penn State, he worked at Trinity Investment Management as a financial analyst. Barron's Magazine named Mr. Gillott as one of the top 100 mutual fund managers in 2005, 2006, and 2007.

22	Jennison Equity Opportunity Fund

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The table below sets forth the starting dates on which the Fund's Portfolio Managers commenced serving as a Portfolio Manager for the Fund:

Portfolio Manager Starting Service Dates
Mark G. DeFranco	May 2000
Brian M. Gillott	May 2000

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act of 1940 (the 1940 Act) with respect to each of the Class A, Class B and Class C Shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B and C Shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees — known as 12b-1 fees — are shown in the "Fees and Expenses" tables.

Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website.

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FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of a Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends of any net investment income to shareholders. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security—if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in taxable years beginning before January 1, 2011, is generally taxed at rates of up to 15%, provided that the Fund distributes the net capital gain to non-corporate U.S. shareholders, and up to 20% thereafter. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain

24	Jennison Equity Opportunity Fund

dividends received from U.S. corporations.

For your convenience, a Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next NAV calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Services" in the next section.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders:

Fund Distribution Schedule
Dividends	Semi-Annually
Net capital gains	Annually

TAX ISSUES

Form 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31st of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

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If You Purchase Just Before Record Date
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2011, and 20% thereafter, for shares held for more than one year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

26	Jennison Equity Opportunity Fund

Exchanging your shares of the Fund for the shares of another JennisonDryden mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell — or exchange — Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares
The conversion of Class B shares into Class A shares — which happens automatically approximately seven years after purchase — is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

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HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

You may purchase shares by check or wire. We do not accept cash, money orders or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B, Class C, Class Z and Class R shares of the Fund, although Class Z and Class R shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%. (The CDSC is waived for certain retirement and/or benefit plans.)

  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

28	Jennison Equity Opportunity Fund

  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

  The different sales charges that apply to each share class — Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower CDSC.

  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.

  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.

  Because Class Z and R shares have lower operating expenses than Class A, Class B or Class C shares, as applicable, you should consider whether you are eligible to purchase Class Z or Class R shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

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	Class A	Class B	Class C	Class R	Class Z
Minimum purchase amount	$2,500	$2,500	$2,500	None	None
Minimum amount for subsequent purchases	$100	$100	$100	None	None
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1%	1%	1%	.75 of 1% (.50 of 1% currently)	None

Notes to Share Class Comparison Table:

° The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. For more information, see "Additional Shareholder Services."
° If the value of your Class A, Class B or Class C account is less than $2,500, the Fund will deduct a $15 annual small account maintenance fee from your account. However, due to extraordinary market conditions, the minimum account value for purposes of assessing the $15 annual small account maintenance fee is reduced from $2,500 to $1,500 for 2008. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) AIP accounts or employee savings plan accounts. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares—Small Balance Account Fee" in the SAI.
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."
° Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
° Distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares may pay a service fee up to .25 of 1%. Class B, Class C and Class R shares will pay a service fee of .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% service fee) and .75 of 1% (including the .25 of 1% service fee) for Class R shares. Class B shares and Class C shares pay a distribution fee (including the service fee) of 1%.
° The Distributor of the Fund has contractually agreed until January 31, 2010 to reduce its distribution and service (12b-1) fees for Class R shares to .50 of 1% of the average daily net assets of the Class R shares.

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by

30	Jennison Equity Opportunity Fund

increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,00 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation , which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing;

  Sign a Letter of Intent , stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden mutual funds within 13 months; or

  Use your Combined Purchase and Cumulative Purchase Privilege , which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of other JennisonDryden mutual funds that you or the group are purchasing at the same time.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);

  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);

  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian ( e.g., UGMAs and UTMAs);

  Accounts in the name and TINs of your parents;

  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;

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  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and

  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:

  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or

  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A and Class L shares, the value of existing shares is determined by the maximum offering price (net asset value (NAV) plus maximum sales charge) as of the previous business day; and

  for Class B, C, F, M, R, X, Y and Z shares, the value of existing shares is determined by the NAV as of the previous business day.

Note: Not all share classes may be offered by your Fund. In addition, Class L, M and X shares are not offered to new purchasers and are available only through exchanges from the same share class of certain other JennisonDryden funds.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial

32	Jennison Equity Opportunity Fund

sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multiemployer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at NAV for group

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retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouse, children and parents) of Prudential and its affiliates, the JennisonDryden mutual funds, and the investment subadvisers of the JennisonDryden mutual funds;

  persons who have retired directly from active service with Prudential or one of its subsidiaries;

  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and

  investors in Individual Retirement Accounts (IRAs), provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) the Individual Retirement Account is established through Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow the Class A sales charge to dealers.

Qualifying for Class Z Shares
Institutional Investors.Various institutional investors may purchase Class Z shares,

34	Jennison Equity Opportunity Fund

including corporations, banks, governmental entities, municipalities, and IRS section 501 entities, such as foundations and endowments. The minimum initial investment for such investors is $10 million. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's transfer agent. Please contact the transfer agent at (800) 225-1852 for further details.

Mutual Fund Programs . Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multi-employer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Z shares. The availability of Class Z shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds;

  Prudential, with an investment of $10 million or more; and

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  Qualified state tuition programs (529 plans).

Qualifying for Class R Shares
Group Retirement Plans. Class R shares are offered for sale to (i) certain group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. The availability of Class R shares for group retirement plans or IRAs will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.

How Financial Services Firms are Compensated for Selling JennisonDryden Mutual Funds

JennisonDryden Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells JennisonDryden Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each JennisonDryden Mutual Fund is managed by PI (the Manager).

Only persons licensed with the Financial Industry Regulatory Authority (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm, may sell a JennisonDryden Mutual Fund to you, or to a retirement plan in which you participate.

12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular JennisonDryden mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial services firms then pay their registered representatives who sold you the JennisonDryden mutual fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the JennisonDryden mutual fund.

"Revenue Sharing" Payments . In addition to the compensation received by financial services firms as described above, the Manager, Distributor, or their affiliates may make

36	Jennison Equity Opportunity Fund

additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's, Distributor's, or affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1 of the 1940 Act. The Manager, Distributor, or their affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotio activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager, Distributor or their affiliates may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager, Distributor and/or their affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager, Distributor and their affiliates will not use Fund brokerage as any part of revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction.

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Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager, Distributor and/or their affiliates make such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager, Distributor and/or their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms may be paid by the Manager, Distributor and/or their affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial services firm may receive from the Manager, Distributor and/or their affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI of Cash Accumulaltion Trust, which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees . In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation.

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager, Distributor, or their affiliates also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

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Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund shall not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Class B Shares Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly for Class B shares, not on the anniversary date of your purchase.

If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion. For more information, see the SAI.

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Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

The Fund may also use fair value pricing if it determines that a market quotation is not reliable based on, among other things, events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the F calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but

40	Jennison Equity Opportunity Fund

before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund? For Class A and Class L shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and net capital

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gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. Distributions of $10.00 or less may not be paid out in cash, but may be automatically reinvested into your account.

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Automatic Investment Plan. You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $1,200 annually.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

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HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of a Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

  You are selling more than $100,000 of shares;

  You want the redemption proceeds made payable to someone that is not in our records;

  You want the redemption proceeds sent to some place that is not in our records; or

  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI.

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Contingent Deferred Sales Charge (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,

  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares, and

  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The CDSC is 1% for Class C shares — which is applied to shares sold within 12 months of purchase. The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. The rate decreases on the anniversary date of your purchase.

The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.

Waiver of the CDSC — Class B Shares
The CDSC will be waived if the Class B shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability;

  To provide for certain distributions — made without IRS penalty — from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and

44	Jennison Equity Opportunity Fund

  On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC — Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. You would be responsible for any tax consequences associated with owning the securities.

Involuntary Redemption of Small Accounts
If the value of your account is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. However, due to extraordinary market conditions, the threshold at which we may involuntarily redeem your shares and close your account (which is typically processed during the 4th calendar quarter of each year) is lowered to $250 for 2008. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to AIP accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the SAI. If the value of your account is less than $2,500 (or less than $1,500 in 2008) with certain exclusions, a $15 annual small account maintenance fee will be deducted from your account, and any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. For more information, see "Fees and Expenses" in this prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Account Maintenance Fee" in the SAI.

90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund and share class without paying an initial sales charge. For Class B shares, if you paid a CDSC when you redeemed your Class B shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-

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time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden mutual funds — including certain money market funds, if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the JennisonDryden mutual fund family, but you can't exchange Class A shares for Class B, Class C, Class F, Class L, Class M, Class X, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than MoneyMart Assets, Inc. After an exchange, at redemption, the CDSC will be calculated from the date of the initial purchase, excluding any time Class B or Class C shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

There is no sales charge for exchanges. If, however, you exchange — and then sell — shares within the applicable CDSC period, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the Class B and Class C shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may

46	Jennison Equity Opportunity Fund

adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder's account will be subject to a 60-day warning period, commencing on the first day of the following month. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund's transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the Prudential money market funds are excluded from this policy. In addition, the policy does not apply to the JennisonDryden Asset Allocation Funds, which are structured as "funds-of-funds," and invest primarily in other mutual funds within the JennisonDryden fund family.

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The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" above for additional

48	Jennison Equity Opportunity Fund

information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights will help you evaluate the Fund's financial performance for the past five fiscal periods. The total return in each chart represents the rate that a shareholder would have earned on an investment in that particular Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of the independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this prospectus.

For each of the fiscal years in the five year period ended September 30, 2008, the financial highlights were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

50	Jennison Equity Opportunity Fund

CLASS A SHARES

Class A Shares (fiscal years ended 9-30)

Per Share Operating Performance	2008(a)	2007(a)	2006(a)	2005	2004
Net Asset Value, Beginning of Year	$17.74	$17.38	$18.47	$16.60	$14.22
Income (Loss) from investment operations:
Net investment income	.08	.06	.02	.13	.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.74)	2.65	1.70	2.14	2.36
Total from investment operations	(3.66)	2.71	1.72	2.27	2.38
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.02)	(.09)	(.03)	-
Distributions from net realized gains	(2.66)	(2.33)	(2.72)	(.37)	-
Total dividends and distributions	(2.73)	(2.35)	(2.81)	(.40)	-
Net asset value, end of year	$11.35	$17.74	$17.38	$18.47	$16.60
Total Return(b):	(23.30)%	17.21%	10.68%	13.91%	16.74%

Ratios/Supplemental Data
Net assets, end of year (000)	$223,338	$324,835	$306,424	$326,512	$338,249
Average net assets (000)	$271,189	$324,483	$314,651	$336,880	$318,726
Ratios to average net assets(d) :
Expenses, including distribution and service (12b-1) fees(c)	1.06%	1.06%	1.11%	1.12%	1.07%
Expenses, excluding distribution and service (12b-1) fees	.78%	.81%	.86%	.87%	.82%
Net investment income	.56%	.33%	.10%	.68%	.11%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	76%	77%	75%	93%	102%

(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares through January 31, 2008.
(d) Does not include the expenses of the underlying funds in which the Fund invests.

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CLASS B SHARES

Class B Shares (fiscal years ended 9-30)

Per Share Operating Performance	2008(a)	2007(a)	2006(a)	2005	2004
Net Asset Value, Beginning of Year	$16.43	$16.34	$17.56	$15.88	$13.71
Income (loss) from investment operations:
Net investment loss	(.02)	(.07)	(.04)	(.01)	(.11)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.43)	2.49	1.54	2.06	2.28
Total from investment operations	(3.45)	2.42	1.50	2.05	2.17
Less Dividends and Distributions:
Dividends from net investment income	(.01)	-	-	-	-
Distributions from net realized gains	(2.66)	(2.33)	(2.72)	(.37)	-
Total dividends and distributions	(2.67)	(2.33)	(2.72)	(.37)	-
Net asset value, end of period	$10.31	$16.43	$16.34	$17.56	$15.88
Total Return(b) :	(23.88)%	16.40%	9.83%	13.12%	15.83%

Ratios/Supplemental Data
Net assets, end of year (000)	$52,943	$124,475	$143,053	$180,496	$213,606
Average net assets (000)	$92,183	$137,977	$161,565	$202,371	$235,162
Ratios to average net assets(c) :
Expenses, including distribution and service (12b-1) fees	1.78%	1.81%	1.86%	1.87%	1.82%
Expenses, excluding distribution and service (12b-1) fees	.78%	.81%	.86%	.87%	.82%
Net investment loss	(.18)%	(.42)%	(.26)%	(.05)%	(.63)%

(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principle. Total returns for periods less than a full year are not annualized.
(c) Does not include the expenses of the underlying funds in which the Fund invests.

52	Jennison Equity Opportunity Fund

CLASS C SHARES

Class C Shares (fiscal years ended 9-30)

Per Share Operating Performance	2008(a)	2007(a)	2006(a)	2005	2004
Net Asset Value, Beginning of Year	$16.43	$16.34	$17.56	$15.88	$13.71
Income (loss) from investment operations:
Net investment loss	(.02)	(.07)	(.05)	(.01)	(.11)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.43)	2.49	1.55	2.06	2.28
Total from investment operations	(3.45)	2.42	1.50	2.05	2.17
Less Dividends and Distributions:
Dividends from net investment income	(.01)	-	-	-	-
Distributions from net realized gains	(2.66)	(2.33)	(2.72)	(.37)	-
Total dividends and distributions	(2.67)	(2.33)	(2.72)	(.37)	-
Net asset value, end of year	$10.31	$16.43	$16.34	$17.56	$15.88
Total Return(b):	(23.88)%	16.40%	9.83%	13.12%	15.83%

Ratios/Supplemental Data
Net assets, end of year (000)	$29,011	$48,445	$50,717	$59,409	$66,322
Average net assets (000)	$38,511	$50,851	$54,051	$63,559	$70,174
Ratios to average net assets(c) :
Expenses, including distribution and service (12b-1) fees	1.78%	1.81%	1.86%	1.87%	1.82%
Expenses, excluding distribution and service (12b-1) fees	.78%	.81%	.86%	.87%	.82%
Net investment loss	(.17)%	(.42)%	(.35)%	(.06)%	(.64)%

(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c) Does not include the expenses of the underlying funds in which the Fund invests.

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CLASS R SHARES

Class R Shares (fiscal years ended 9-30)

Per Share Operating Performance	2008(b)	2007(b)	2006(b)	2005(a)
Net Asset Value, Beginning of Period	$16.67	$16.48	$17.70	$16.73
Income from investment operations:
Net investment income	.06	.02	.04	.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.51)	2.50	1.51	.93
Total from investment operations	(3.45)	2.52	1.55	.97
Less Dividends and Distributions
Dividends from net investment income	(.04)	-	(.05)	-
Distributions from net realized gains	(2.66)	(2.33)	(2.72)	-
Total dividens and distributions	(2.70)	(2.33)	(2.77)	-
Net asset value, end of period	$10.52	$16.67	$16.48	$17.70
Total Return(c):	(23.53)%	16.94%	10.12%	5.80%

Ratios/Supplemental Data
Net assets, end of period (000)	$15	$3	$3	$3
Average net assets (000)	$6	$3	$3	$3
Ratios to average net assets(f) :
Expenses, including distribution and service (12b-1) fees(d)	1.28%	1.31%	1.36%	1.37%(e)
Expenses, excluding distribution and service (12b-1) fees	.78%	.81%	.86%	.87%(e)
Net investment income	.52%	.10%	.23%	.27%(e)

(a) Commencement of operations December 17, 2004.
(b) Calculated based upon average shares outstanding during the period.
(c) Total return is calculated assuming a purchase of a share on the first day and a a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d) During the period, the distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e) Annualized.
(f) Does not include the expenses of the underlying funds in which the Fund invests.

54	Jennison Equity Opportunity Fund

CLASS Z SHARES

Class Z shares (fiscal years ended 9-30)

Per Share Operating Performance	2008(a)	2007(a)	2006(a)	2005	2004
Net Asset Value, Beginning of Year	$18.05	$17.65	$18.74	$16.83	$14.38
Income from investment operations:
Net investment income	.12	.10	.12	.18	.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.81)	2.71	1.66	2.17	2.39
Total from investment operations	(3.69)	2.81	1.78	2.35	2.45
Less Dividends and Distributions:
Dividends from net investment income	(.11)	(.08)	(.15)	(.07)	-
Distributions from net realized gains	(2.66)	(2.33)	(2.72)	(.37)	-
Total dividends and distributions	(2.77)	(2.41)	(2.87)	(.44)	-
Net asset value, end of year	$11.59	$18.05	$17.65	$18.74	$16.83
Total Return(b):	(23.06)%	17.52%	10.92%	14.23%	17.04%

Ratios/Supplemental Data
Net assets, end of year (000)	$47,893	$74,149	$96,626	$277,372	$346,241
Average net assets (000)	$60,764	$79,338	$184,440	$313,971	$323,831
Ratios to average net assets(c) :
Expenses, including distribution and service (12b-1) fees	.78%	.81%	.86%	.87%	.82%
Expenses, excluding distribution and service (12b-1) fees	.78%	.81%	.86%	.87%	.82%
Net investment income	.84%	.58%	.69%	.96%	.36%

(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principle. Total returns for periods less than a full year are not annualized.
(c) Does not include the expenses of the underlying funds in which the Fund invests.

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FOR MORE INFORMATION Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.) WEBSITE www.jennisondryden.com	OUTSIDE BROKERS SHOULD CONTACT Prudential Investment Management Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 778-8769

  E-DELIVERY To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
MAIL Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 ELECTRONIC REQUEST publicinfo@sec.gov (The SEC charges a fee to copy documents)	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

Jennison Equity Opportunity Fund
Share Class	A	B	C	R	Z
NASDAQ	PJIAX	PJIBX	PJGCX	PJORX	PJGZX
CUSIP	74437E503	74437E602	74437E701	74437E644	74437E800

MF172A	The Fund's Investment Co. Act File No. 811-07343

December 1, 2008
PROSPECTUS
JennisonDryden Asset Allocation Funds
FUND TYPE Balanced/allocation
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
JennisonDryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

RISK/RETURN SUMMARY

3	RISK/RETURN SUMMARY
3	ABOUT THE FUNDS
3	THE ASSET ALLOCATION FRAMEWORK
5	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
8	TARGET RANGES
15	PRINCIPAL RISKS
18	EVALUATING PERFORMANCE
24	FEES AND EXPENSES
26	EXAMPLE

30	HOW THE FUNDS INVEST
30	INVESTMENT OBJECTIVES AND POLICIES
30	FUND INVESTMENTS
31	OTHER INVESTMENTS AND STRATEGIES
36	INVESTMENT RISKS

49	HOW THE FUNDS ARE MANAGED
49	BOARD OF DIRECTORS
49	MANAGER
50	SUBADVISER
50	PORTFOLIO MANAGERS
51	DISTRIBUTOR
51	DISCLOSURE OF PORTFOLIO HOLDINGS

52	FUND DISTRIBUTIONS AND TAX ISSUES
52	DISTRIBUTIONS
53	TAX ISSUES
54	IF YOU SELL OR EXCHANGE YOUR SHARES

56	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS
56	HOW TO BUY SHARES
71	HOW TO SELL YOUR SHARES
74	HOW TO EXCHANGE YOUR SHARES

78	FINANCIAL HIGHLIGHTS
78	INTRODUCTION
79	CONSERVATIVE ALLOCATION FUND
84	MODERATE ALLOCATION FUND
89	GROWTH ALLOCATION FUND

ABOUT THE FUNDS

This prospectus highlights key information about the three mutual funds which together comprise the JennisonDryden Asset Allocation Funds. The Funds are:

  JennisonDryden Conservative Allocation Fund ( Conservative Allocation Fund)

  JennisonDryden Moderate Allocation Fund ( Moderate Allocation Fund)

  JennisonDryden Growth Allocation Fund ( Growth Allocation Fund)

Each Fund is a separate series of The Prudential Investment Portfolios, Inc. ("the Company") and each is a non-diversified fund. Additional information about the Funds follows this summary.

JennisonDryden Internet Website. Visit the Fund's website at www.jennisondryden.com, which provides timely news and information about the Fund and other JennisonDryden funds, the on-line education center to assist you in developing long-term investment strategies with your financial professional, and on-line access to information regarding your account balance.

THE ASSET ALLOCATION FRAMEWORK

Introduction
Studies have shown that one of the greatest factors impacting long-term investment returns is attributable to an investor's asset allocation decisions (i.e., the mix of stocks, bonds and money market investments) rather than attempting to find the right time to buy and sell securities.1 Many investors do not have the time, the experience or the resources to implement a sound asset allocation strategy on their own. Investors have increasingly looked to mutual funds as a way to diversify their investments.

Each of the Funds is structured as a "fund of funds." This means that instead of buying individual securities directly, the Funds invest primarily in other mutual funds within the JennisonDryden fund family. We refer to these other funds as the "Underlying Funds." More detailed information about the "fund of funds" structure appears below under "Risk/Return Summary—How are the Funds Managed?"

The Funds are designed for investors who want investment professionals to make their asset allocation decisions. The three Funds offer investors a means to manage their long-term investments in light of their personal investment goals and risk tolerance. By investing in the Underlying Funds, each Fund pursues its investment objective by investing indirectly in a mix of equity and fixed-income securities appropriate for a particular type of investor. Each Fund may serve as the core element of a larger investment portfolio.

Under normal market conditions, each Fund's assets will be invested in various Underlying Funds within the allocation ranges described in this prospectus. Each Fund

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may hold a portion of its assets in cash or cash equivalents for cash management purposes. These cash and cash equivalents are not included in the Fund's assets for purposes of determining the allocations among the Underlying Funds.

1Source: Association for Investment Management Research, "Does Asset Allocation Policy Explain 40, 90 or 100 percent of performance?" by Roger D. Ibbotson and Paul D. Kaplan, Financial Analysts Journal, January/February 2000.

How Does a "Fund of Funds" Work?
As a fund of funds, the Funds will invest in Class Z shares of the Underlying Funds, all of which are other mutual funds in the JennisonDryden fund family. Each Fund will invest in a different blend of Underlying Funds in accordance with its specific investment objective.

Because the assets of each Fund will be invested in Underlying Funds, each Fund's investment performance is directly related to the investment performance of the Underlying Funds in which it invests. A Fund's ability to meet its investment objectives will depend, in part, on the extent to which the Underlying Funds realize their investment objectives. The degree to which a Fund can achieve its objectives will also depend on whether the Manager's allocations to the various asset classes through allocation among the Underlying Funds prove successful. Also, through their investments in Underlying Funds, the Funds will bear the same types of investment risks that apply to the Underlying Funds. The degree to which a Fund is subject to investment risks will depend on the amount of the Fund's assets invested in particular Underlying Funds. For more information about these risks, see the section called "How the Funds Invest—Investment Risks."

While there is no assurance that a Fund's allocations among Underlying Funds will provide the most favorable returns to investors, it is expected that each Fund's performance will be less volatile than the performance of funds that concentrate their investments in one asset class.

An Underlying Fund may invest in the same security or investment as another Underlying Fund. Therefore, as a Fund shareholder you may end up indirectly owning the same security or investment held by different Underlying Funds.

As a Fund shareholder, you will not have to pay any additional sales charges or ongoing distribution fees as part of the fund of funds structure. This is because the Funds invest in Class Z shares of the Underlying Funds, which do not bear those charges and fees. While there are no duplicative advisory fees, you will pay indirectly for certain expenses of the Underlying Funds, in addition to the expenses of the Fund you own, such as fees for custodian services, Directors' fees, legal and accounting services and transfer agency services.

We will make every effort to avoid duplicative expenses where possible. An investor can avoid any duplicative expenses by investing directly in the Underlying Funds instead of a Fund. As a result of some fees being incurred by the Funds and the

4	JennisonDryden Asset Allocation Funds/

Underlying Funds, some of the expenses you bear as an investor in a Fund will be higher than if you invested directly in the Underlying Funds. You should consider whether any greater expense is offset by the Funds' asset allocation structure, which allows you to hold a broad array of investments while owning shares of a single mutual fund. The indirect expenses of the Funds will fluctuate over time due to fluctuations in expenses incurred by the Underlying Funds, and fluctuations in the asset allocation of the assets of the Funds among the Underlying Funds. For more information about each Fund's expenses, see "Fees and Expenses" below.

How Are the Funds Managed?
The Manager believes that its asset allocation strategy and the fund of funds approach will enhance the performance of the Funds and minimize their volatility. First, the Manager has identified a group of funds in the JennisonDryden fund family that the Funds may invest in. We refer to these funds as "Underlying Funds." This allows portions of each Fund's assets to be invested in specific Underlying Funds that focus on a particular type and style of investing, and the Manager believes that the combinations will result in Funds with varying degrees of risk.

Secondly, the Manager believes that, at any given time, certain investment types and styles will generate higher returns than others. Accordingly, the Manager believes that investing in a variety of investment types and styles through the Underlying Funds will reduce each Fund's volatility relative to the price movements of a single asset class. The Manager monitors the strategy and performance of each Underlying Fund and allocates the Funds' assets among them within each Fund's stated ranges. For more information about these ranges, see "Target Ranges for the Underlying Funds" below.

Underlying Funds
Each Underlying Fund has its own investment objectives and principal strategies. Except for each Underlying Fund's fundamental policies, each Underlying Fund may change its principal strategies without shareholder approval to the extent consistent with the Underlying Fund's objectives. The Underlying Funds' investment objectives and fundamental policies may be changed only with approval of their respective shareholders. For a description of the principal strategies of the Underlying Funds, please see the Prospectus of each Underlying Fund, which is available free of charge by telephoning (800) 225-1852.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Funds. For more information on the risks associated with the Portfolios, see "Principal Risks" below. While we make every effort to achieve the investment objective of each Fund, we can't guarantee success.

How Do the Funds Differ?
Each Fund has a distinct investment objective and is situated differently along the risk/return spectrum.

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The risk/return balance of each Fund depends upon the proportion of assets it allocates to different types of investments. Of course, higher risk does not always result in higher returns. Historic performance is not indicative of future results.

Prudential Investments LLC (PI or the Manager) has developed an asset allocation strategy for the Funds designed to provide a mix of investment types and styles that is appropriate for investors with conservative, moderate and more aggressive investment orientations.

Conservative Allocation Fund
The Conservative Allocation Fund's investment objective is current income and a reasonable level of capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed income and equity securities. The Fund under normal circumstances will invest approximately 60% of its total assets in Underlying Funds that invest primarily in fixed-income securities and the remainder of the Fund's total assets in Underlying Funds that invest primarily in equity securities. The investment adviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund may be appropriate for investors who need to draw income from investments while obtaining a measure of long-term capital growth to offset the risk of inflation. The Fund's focus on bonds for greater stability of principal also may make it suitable for conservative investors seeking income and modest growth and those concerned about market volatility.

Risks. The Conservative Allocation Fund is exposed to the same types of risks as the Underlying Funds in which it invests. The principal risks of the Fund, described below under "Principal Risks" and "How the Funds Invest-Investment Risks," are:

  Market risk

  Style risk

  Credit risk

  Interest rate risk

  Small- and medium-size company risk

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  Prepayment risk

  Junk bond risk

  Foreign market risk

Moderate Allocation Fund
The Moderate Allocation Fund's investment objective is capital appreciation and a reasonable level of current income . The Fund seeks to achieve its investment objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed income and equity securities. Under normal circumstances, the Fund will invest approximately 65% of its total assets in Underlying Funds that invest primarily in a diversified portfolio of equity securities, with the remainder invested in Underlying Funds that invest primarily in fixed income securities. The investment adviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund may be appropriate for investors looking for a balance of long-term capital growth and current income, with some tolerance for investment risk.

Risks. The Moderate Allocation Fund is exposed to the same types of risks as the Underlying Funds in which it invests. The principal risks of the Fund, described below under "Principal Risks" and "How the Funds Invest—Investment Risks,"are:

  Market risk

  Style risk

  Small- and medium-size company risk

  Foreign market risk

  Credit risk

  Interest rate risk

  Prepayment risk

  Junk bond risk

Growth Allocation Fund
The Growth Allocation Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest approximately 90% of its total assets in Underlying Funds that invest primarily in equity securities and the remainder in Underlying Funds that invest primarily in fixed-income securities. The investment adviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund may be appropriate for investors seeking long-term capital growth with a significant tolerance for investment risk. In addition, investors who already have a diversified portfolio may find this allocation suitable as an additional growth component.

Risks. The Growth Allocation Fund is exposed to the same types of risks as the

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Underlying Funds in which it invests. The principal risks of the Fund, described below under "Principal Risks" and "How the Funds Invest-Investment Risks,"are:

  Market risk

  Style risk

  Foreign market risk

  Small- and medium-size company risk

  Credit risk

  Interest rate risk

  Prepayment risk

  Junk bond risk

An investor can choose from any of the three Funds, depending on his or her financial situation, personal investment objectives, investment horizon and level of risk tolerance.

TARGET RANGES

The tables in this subsection identify the Underlying Funds that the Funds currently contemplate investing in, along with each Underlying Fund's primary investment type or style and the investment allocation ranges for the Underlying Funds that the Funds are targeting.

In response to market developments, the Manager may rebalance the allocation of the Funds' assets among existing Underlying Funds or may add or eliminate funds from the list of Underlying Funds in accordance with each Fund's investment objective and the policies described below. The Manager also may vary the allocation ranges for each Underlying Fund of a Fund at any time if the Manager believes that doing so will better enable the Fund to pursue its investment objective.

Conservative Allocation Fund
The Fund's investment objective is current income and a reasonable level of capital appreciation. This means that we seek investments that will pay income and investments that will increase in value. The Fund seeks to achieve its objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed-income and equity securities. Under normal circumstances, the Fund will invest approximately 60% of its total assets in Underlying Funds that invest primarily in fixed-income securities and the remainder of the Fund's total assets in Underlying Funds that invest primarily in equity securities. The investment adviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class.

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Conservative Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
Dryden Government Income Fund, Inc.	High current return	0-30%	Fixed Income	U.S. Government securities
Dryden High Yield Fund, Inc.	Maximize current income	0-20%	Fixed Income	High yield debt, including junk bond and emerging market debt
Dryden Short-Term Corporate Bond Fund	High current income consistent with preservation of principal	0-30%	Fixed Income	Short duration investment-grade debt instruments
Dryden International Equity Fund	Long-term growth of capital	0-20%	Equities	Growth and value oriented, focusing on large-cap foreign stocks
Jennison Growth Fund	Long-term growth of capital	0-20%	Equities	Growth-oriented, focusing on large-cap U.S. stocks
Jennison Equity Opportunity Fund	Long-term growth of capital	0-20%	Equities	Value-oriented, focusing on multi-cap stocks
Jennison 20/20 Focus Fund	Long-term growth of capital	0-20%	Equities	Growth and value-oriented, focusing on large-cap stocks
Jennison Mid-Cap Growth Fund, Inc.	Long-term capital appreciation	0-20%	Equities	Growth-oriented, focusing on small-cap and mid-cap U.S. stocks
Jennison Value Fund	Capital appreciation	0-20%	Equities	Value-oriented, focusing on large-cap stocks
Dryden Large-Cap Core Equity Fund	Long-term after-tax growth of capital	0-20%	Equities	Growth and value, focusing on large-cap stocks
Dryden Small-Cap Core Equity Fund, Inc.	Long-term capital appreciation	0-20%	Equities	Growth and value, focusing on small-cap stocks
Dryden Global Real Estate Fund	Capital appreciation and income	0-20%	Equities	Equity-related securities of real estate companies, principally real estate investment trusts (REITs)
Jennison Natural Resources Fund, Inc.	Long-term growth of capital	0-20%	Equities	Equity-related securities of natural resource companies and asset-based securities, the value of which are related to the market value of a natural resource
Dryden Mid Cap Value Fund	Capital growth	0-20%	Equities	Medium capitalization companies (i.e., companies with equity market capitalizations that fall within the range of the Russell Midcap Index

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Dryden US Equity Active Extension Fund	Long-term capital appreciation	0-20%	Equities	The Fund uses a long/short investment strategy in seeking to achieve its investment objective. This means that the portfolio manager can sell short a portion of the Fund's portfolio and use the proceeds of the shorts, or other borrowings, to purchase additional stocks long.

The Fund will normally invest approximately 60% of its total assets in Underlying Funds that invest primarily in debt obligations of varying credit quality, including securities issued or guaranteed by the U.S. government and its agencies, and debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. The Underlying Funds may invest in mortgage-related securities issued or guaranteed by U.S. government entities and in privately-issued, mortgage-related securities (not issued or guaranteed by the U.S. government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. The Underlying Funds may also invest in asset-backed securities . The debt obligations held by an Underlying Fund in which the Portfolio invests will have varying average maturities and average duration , depending on the investment strategies of particular Underlying Funds. Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years—the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price.

We may invest up to 20% of the Fund's total assets in Underlying Funds that invest in high-yield debt obligations —also known as "junk bonds," including securities rated below B by Standard & Poor's Ratings Services (S&P), Moody's Investors Service, Inc. (Moody's) or another major rating service, and unrated debt obligations that the respective Underlying Fund's adviser believes are comparable inquality.

We may also invest up to 25% of the Fund's total assets in Underlying Funds that invest in non-U.S. dollar denominated foreign debt obligations , including up to 10% of its total assets in Underlying Funds that invest in debt obligations of issuers in emerging markets.

The Fund will normally invest approximately 40% of its total assets in Underlying Funds that invest primarily in common stocks of U.S. and foreign companies of all market capitalization ranges. The Fund may invest up to 20% of its total assets in Underlying Funds that invest in non-U.S. dollar-denominated stocks of foreign companies , including companies in emerging markets. "Foreign" securities are those debt obligations or stocks of foreign companies that are denominated in foreign

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currencies (including the euro—a multinational currency unit). Therefore, the limitations described above on the amount of the Fund's total assets that may be invested in Underlying Funds that invest in foreign debt obligations and stocks of foreign companies do not apply to U.S. dollar-denominated foreign debt obligations or stocks.

Moderate Allocation Fund
The Fund's investment objective is capital appreciation and a reasonable level of current income. This means that we seek investments that will increase in value and investments that will pay income. The Fund seeks to achieve its objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed income and equity securities. Under normal circumstances, the Fund will invest approximately 65% of its total assets in Underlying Funds that invest in a diversified portfolio of equity securities with the remainder invested in Underlying Funds that invest in fixed-income securities. The investment adviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the allocation to each asset class.

Moderate Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
Jennison Growth Fund	Long-term growth of capital	0-30%	Equities	Growth-oriented, focusing on large-cap U.S. stocks
Jennison Equity Opportunity Fund	Long-term growth of capital	0-20%	Equities	Value-oriented, focusing on multi-cap stocks
Dryden International Equity Fund	Long-term growth of capital	0-30%	Equities	Growth and value-oriented, focusing on large-cap foreign stocks
Jennison 20/20 Focus Fund	Long-term growth of capital	0-20%	Equities	Growth and value-oriented, focusing on large-cap stocks
Jennison Mid-Cap Growth Fund	Long-term capital appreciation	0-20%	Equities	Growth-oriented, focusing on small-cap and mid-cap U.S. stocks
Jennison Value Fund	Capital appreciation	0-20%	Equities	Value-oriented, focusing on large-cap stocks
Dryden Large-Cap Core Equity Fund	Long-term after-tax growth of capital	0-20%	Equities	Growth and value, focusing on large-cap stocks
Dryden Small-Cap Core Equity Fund	Long-term capital appreciation	0-20%	Equities	Growth and value, focusing on small-cap stocks
Dryden Government Income Fund	High current return	0-30%	Fixed Income	U.S. Government Securities
Dryden High Yield Fund	Maximize current income	0-20%	Fixed Income	High yield debt, including junk bond and emerging market debt
Dryden Short-Term Corporate Bond Fund	High current income consistent with preservation of principal	0-20%	Fixed Income	Short duration investment-grade debt instruments

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Dryden Global Real Estate Fund	Capital appreciation and income	0-20%	Equities	Equity-related securities of real estate companies, principally real estate investment trusts (REITs)
Jennison Natural Resources Fund, Inc.	Long-term growth of capital	0-20%	Equities	Equity-related securities of natural resource companies and asset-based securities, the value of which are related to the market value of a natural resource
Dryden Mid-Cap Value Fund	Capital growth	0-20%	Equities	Medium capitalization companies (i.e., companies with equity market capitalizations that fall within the range of the Russell Midcap Index)
Dryden US Equity Active Extension Fund	Long-term capital appreciation	0-20%	Equities	The Fund uses a long/short investment strategy in seeking to achieve its investment objective. This means that the portfolio manager can sell short a portion of the Fund's portfolio and use the proceeds of the shorts, or other borrowings, to purchase additional stocks long.

The Fund will normally invest approximately 65% of its total assets in Underlying Funds that invest primarily in common stocks of U.S. and foreign companies of all market capitalization ranges. The Fund may invest up to 30% of its total assets in Underlying Funds that invest in non-U.S. dollar-denominated stocks of foreign companies, including companies in emerging markets. "Foreign" securities are those debt obligations or stocks of foreign companies that are denominated in foreign currencies (including the euro). Therefore, the limitations described above on the amount of the Fund's total assets that may be invested in Underlying Funds which invest in foreign debt obligations and stocks of foreign companies do not apply to U.S. dollar-denominated foreign debt obligations or stocks.

The Fund will normally invest approximately 35% of its total assets in Underlying Funds that invest primarily in debt obligations of varying credit quality, including securities issued or guaranteed by the U.S. government and its agencies, and debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. Underlying Funds may invest in mortgage-related securities issued or guaranteed by U.S. government entities and in privately issued, mortgage-related securities (not issued or guaranteed by the U.S. government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities . The Underlying Funds may also invest in asset-backed securities. The debt obligations held by an Underlying Fund will have varying average maturities and average duration

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ranges.

We may invest up to 20% of the Fund's total assets in Underlying Funds that invest in high-yield debt obligations —also known as "junk bonds," including securities rated below B by S&P, Moody's or another major rating service, and unrated debt obligations that the respective Underlying Fund's adviser believes are comparable in quality.

We may also invest up to 25% of the Fund's total assets in Underlying Funds that invest in non-U.S. dollar-denominated foreign debt obligations , including up to 10% of its total assets in Underlying Funds that invest in debt obligations of issuers in emerging markets.

Growth Allocation Fund
The Fund's investment objective is long-term capital appreciation. This means that we seek investments that will increase in value. The Fund seeks to achieve its objective by investing approximately 90% of its total assets in Underlying Funds that invest in a diversified portfolio of equity securities. The Fund's remaining assets are invested in Underlying Funds that invest in fixed income securities. The investment adviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the allocation to each asset class.

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Growth Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
Jennison Growth Fund	Long-term growth of capital	0-30%	Equities	Growth-oriented, focusing on large-cap U.S. stocks
Jennison Equity Opportunity Fund	Long-term growth of capital	0-20%	Equities	Value-oriented, focusing on multi-cap sotcks
Dryden International Equity Fund	Long-term growth of capital	0-35%	Equities	Growth and value oriented, focusing on large-cap foreign stocks
Jennison 20/20 Focus Fund	Long-term growth of capital	0-20%	Equities	Growth and value-oriented, focusing on large-cap stocks
Jennison Mid-Cap Growth Fund	Long-term capital appreciation	0-20%	Equities	Growth-oriented, focusing on small-cap and mid-cap U.S. stocks
Jennison Value Fund	Capital appreciation	0-20%	Equities	Value-oriented, focusing on large-cap stocks
Dryden Small-Cap Core Equity Fund	Long-term capital appreciation	0-20%	Equities	Growth and value, focusing on small-cap stocks
Dryden Total Return Bond Fund	Total Return	0-20%	Fixed Income	Multi-sector debt instruments
Dryden Global Real Estate Fund	Capital appreciation and income	0-20%	Equities	Equity-related securities of real estate companies, principally real estate investment trusts (REITs)
Jennison Natural Resources Fund, Inc.	Long-term growth of capital	0-20%	Equities	Equity-related securities of natural resource companies and asset-based securities, the value of which are related to the market value of a natural resource
Dryden Mid-Cap Value Fund	Capital growth	0-20%	Equities	Medium capitalization companies (i.e., companies with equity market capitalizations that fall within the range of the Russell Midcap Index)
Dryden US Equity Active Extension Fund	Long-term capital appreciation	0-20%	Equities	The Fund uses a long/short investment strategy in seeking to achieve its investment objective. This means that the portfolio manager can sell short a portion of the Fund's portfolio and use the proceeds of the shorts, or other borrowings, to purchase additional stocks long.

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The Fund will normally invest approximately 90% of its total assets in Underlying Funds that invest primarily in common stocks of U.S. and foreign companies of all market capitalization ranges. The Fund may invest the remainder of its assets in Underlying Funds that invest primarily in fixed-income securities. The Fund may invest approximately 35% of its total assets in Underlying Funds that invest in non-U.S. dollar-denominated stocks of foreign companies, including companies in emerging markets. "Foreign" securities are those stocks of foreign companies that are denominated in foreign currencies (including the euro). Therefore, the limitation described above on the amount of the Fund's total assets that may be invested in Underlying Funds that invest in the stocks of foreign companies does not apply to U.S. dollar-denominated foreign stocks.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. There is no assurance that any of the Funds will achieve their respective investment objectives. The following summarizes the principal risks associated with investments in the Funds and the Underlying Funds in which the Funds invest. The summary is not intended to be exhaustive. For a more complete description of such risks, please refer to the SAI and to the prospectuses of the Underlying Funds which are available free of charge by telephoning (800) 225-1852.

Equity Risk
Since the Funds invest in Underlying Funds that invest in equity securities, there is the risk that the price of a particular stock owned by an Underlying Fund could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of large companies are more stable than the stock prices of small companies, but this is not always the case. Each Fund's indirect equity holdings can vary significantly from broad market indexes, and their performance can deviate from the performance of those indexes.

Small- and Medium-Size Company Risk
Each Fund invests to some degree in Underlying Funds that may invest in stocks of small- and medium-size companies. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies.

Style Risk
Since some of the Underlying Funds focus on either a growth or value style of equity investing, there is the risk that a particular style may be out of favor for a period of time. Also, as funds of funds, the Funds use an asset allocation strategy in selecting Underlying Funds for investment. Although the investment adviser believes that this will add value over the long term, it is possible that we will emphasize an asset category that is out of favor.

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Credit Risk, Market Risk and Interest Rate Risk
The Funds invest in Underlying Funds which invest in debt obligations. Debt obligations have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay interest or repay principal to the Underlying Fund. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.

Junk Bond Risk
Debt securities rated below investment grade—also known as "junk bonds"—have a higher risk of default and tend to be less liquid.

Foreign Market Risk
Since the Funds invest in Underlying Funds which invest in foreign securities, there are additional risks. Foreign markets often are more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those placed on U.S. issuers. Changes in currency exchange rates can reduce or increase market performance. In addition to the general risks of investing in foreign securities, to the extent that an Underlying Fund invests in securities of emerging markets, an Underlying Fund may be exposed to a greater risk of potential turmoil, rapid changes in economic conditions or other risks. The Funds do not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, certain Underlying Funds, however, have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund's, and, therefore, a Fund's performance and can have adverse tax consequences.

Prepayment Risk
Funds investing in mortgage-related securities and asset-backed securities are subject to prepayment risk. If these securities are prepaid, a Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.

Derivatives Risk
Some of our investment strategies—such as using leverage or derivatives—also involve above-average risks. The Underlying Funds may use various derivative strategies to try to enhance return. They may also use derivatives as hedging techniques to try to protect the value of their assets. Derivatives may not match or fully offset the underlying positions and this could result in losses to an Underlying Fund, and, therefore, to a Fund that would not otherwise have occurred. If an Underlying Fund sells securities and agrees to repurchase them in a forward roll transaction or a reverse repurchase

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agreement, there is a risk that the market value of any securities purchased with proceeds of the initial sale will decline below the repurchase price the Underlying Fund has agreed to pay. This would cause the value of shares of an Underlying Fund, and, therefore, a Fund to decrease faster than would otherwise be the case, and is the speculative characteristic known as "leverage."

Non-Diversified Status
Because of the fund of funds structure, the Funds are considered "non-diversified" mutual funds and, as such, their investments are not required to meet certain requirements that a "diversified" mutual fund is required to meet under federal law. Unlike "diversified" funds, each Fund may invest its assets in the securities of an individual issuer, in this case any Underlying Fund, without limiting such investments within prescribed percentages pursuant to federal law. Thus, each Fund's assets may be concentrated in fewer securities than those of other funds. Thefore, a decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

In addition to the Funds being non-diversified mutual funds because of the fund of funds structure, two of the Underlying Funds of each of the Funds, Dryden Global Real Estate Fund and Jennison Natural Resources Fund, are non-diversified mutual funds. This means that the Dryden Global Real Estate Fund and Jennison Natural Resources Fund may, unlike diversified mutual funds, invest more than 5% of their respective total assets in the securities of any one issuer. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. Further, with respect to a Fund's investment in Dryden Global Real Estate Fund or Jennison Natural Resources Fund, such non-diversified Underlying Funds are also more susceptible to market and other events affecting the particular industry sectors in which they invest and therefore involve more risk than less concentrated mutual funds.

Like any mutual fund, an investment in any of the Funds could lose value and you could lose money. For more detailed information about the risks associated with the Funds, see "How the Funds Invest—Investment Risks."

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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EVALUATING PERFORMANCE

A number of factors - including risk - can affect how each Fund performs. The following bar charts show each Fund's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The following bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how a Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that a Fund will achieve similar results in the future.

Conservative Allocation Fund

Annual Total Returns % (Class B shares) 1

1These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Total return for Class B shares from 1-1-08 to 9-30-08 was -10.20%.

BEST QUARTER: 5.05%	WORST QUARTER: -1.25%
(4th quarter of 2004)	(1st quarter of 2005)

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Average Annual Total Returns % (as of 12-31-07)
Return Before Taxes	One Year	Since Inception
Class A shares	0.38	5.44
Class C shares	4.45	6.23
Class R shares	N/A	N/A
Class Z shares	6.46	7.34

Class B Shares %
Return Before Taxes	0.45	5.78
Return After Taxes on Distributions	-0.73	5.08
Return After Taxes on Distribution and Sale of Fund Shares	0.44	4.62

Index % (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	5.49	9.32
Russell 1000 Index	5.77	9.78
Conservative Customized Blend	5.91	6.99
Lipper Average	5.34	7.27

Notes to Average Annual Return Tables: ° The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.
° The Russell 1000 Index is an unmanged index that consists of the 1,000 largest securities in the Russell 3000 Index.
° Conservative Customized Blend is a model portfolio consisting of the Russell 3000 Index (25%), the MSCI EAFE Index (10%), the Barclays Capital Aggregate Bond Index (30%), the Merrill Lynch 1-3 Corporate Index (30%) and the Citigroup BMI World Property Index (5%). The Conservative Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Mixed Asset Target Allocation Moderate Income Funds category and does not include the effect of any sales charges. Returns would be lower if sales charges were reflected. Source: Lipper Inc.
° Inception date for Class R shares is 1-12-07.
° Inception date for Class A, Class B, Class C and Class Z shares is 3-30-04.

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Moderate Allocation Fund

Annual Total Returns % (Class B shares) 1

1 These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Total return for Class B shares from 1-1-08 to 9-30-08 was -15.98%.

BEST QUARTER: 7.79%	WORST QUARTER: -1.62%
(4th quarter of 2004)	(4th quarter of 2007)

Average Annual Total Returns % (as of 12-31-07)
Return Before Taxes	One Year	Since Inception
Class A shares	0.67	7.78
Class C shares	4.75	8.57
Class R shares	N/A	N/A
Class Z shares	6.78	9.64

Class B Shares %
Return Before Taxes	0.74	8.16
Return After Taxes on Distributions	-0.41	7.59
Return After Taxes on Distribution and Sale of Fund Shares	0.92	6.80

Index % (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	5.49	9.32
Russell 1000 Index	5.77	9.78
Moderate Customized Blend	5.95	9.17
Lipper Average	6.41	8.08

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Notes to Average Annual Total Returns Table:
° The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.
° The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.
° Moderate Customized Blend is a model portfolio consisting of the Russell 3000 Index (45%), the MSCI EAFE Index (15%), the Barclays Capital Aggregate Bond Index (20%), the Merrill Lynch 1-3 Corporate Index (15%) and the Citigroup BMI World Property Index (5%). The Moderate Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Mixed Asset Target Allocation Growth Funds Average category and does not include the effect of any sales charges. Returns would be lower if sales charges were reflected. Source: Lipper Inc.
° Class R shares are new. Therefore, no performance history is available with respect to Class R shares.
° Inception date for Class A, Class B, Class C and Class Z shares is 3-30-04.
° Inception date for Class R shares is 1-12-07.

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Growth Allocation Fund

Annual Total Returns % (Class B shares) 1

1 These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than these shown. Total return for Class B shares from 1-1-08 to 9-30-08 was -21.78%.

BEST QUARTER: 11.02%	WORST QUARTER: -3.17%
(4th quarter of 2004)	(4th quarter of 2007)

Average Annual Total Returns % (as of 12-31-07)
Return Before Taxes	One Year	Since Inception
Class A shares	0.61	9.90
Class C shares	4.61	10.75
Class R shares	N/A	N/A
Class Z shares	6.68	11.84

Class B Shares %
Return Before Taxes	0.68	10.36
Return After Taxes on Distributions	-0.18	10.05
Return After Taxes on Distribution and Sale of Fund Shares	0.86	8.88

Index % (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	5.49	9.32
Russell 1000 Index	5.77	9.78
Growth Customized Blend	6.43	11.16
Lipper Average	6.42	9.27

22	JennisonDryden Asset Allocation Funds/

Notes to Average Annual Total Return Tables: ° The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.
° The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.
° Growth Customized Blend is a model portfolio consisting of the Russell 3000 Index (60%), the MSCI EAFE ND Index (25%), the Barclays Capital U.S. Aggregate Index (10%), and the Citigroup BMI World Property Index (5%). The Growth Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-Cap Core Funds category and does not include the effect of any sales charges. These returns would be lower if sales charges were reflected. Source: Lipper Inc.
° Inception date for Class A, Class B, Class C and Class Z shares is 3-30-04.
° Inception date for Class R shares is 1-12-07.

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FEES AND EXPENSES

This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Funds — Class A, B, C, R and Z. Each share class has different (or no) sales charges — known as loads — and expenses, but represents an investment in the same Fund. Class R and Class Z shares are available only to a limited group of investors.

For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Funds."

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5%	1%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fees	None	None	None	None	None
Exchange fee	None	None	None	None	None
Small balance account fee	$15	$15	$15	None	None

24	JennisonDryden Asset Allocation Funds/

Conservative Allocation Fund

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class R	Class Z
Management fees	.20	.20	.20	.20	.20
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.75	None
+ Other expenses	.55	.55	.55	.55	.55
+ Underlying Fund fees and expenses	.81	.81	.81	.81	.81
= Total annual Fund operating expenses	1.86	2.56	2.56	2.31	1.56
- Expense limitation	(.25)	(.25)	(.25)	(.25)	(.25)
- 12b-1 Fee waiver	(.05)	None	None	(.25)	None
= Net annual Fund operating expenses	1.56	2.31	2.31	1.81	1.31

Moderate Allocation Fund

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class R	Class Z
Management fees	.20	.20	.20	.20	.20
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.75	None
+ Other expenses	.30	.30	.30	.30	.30
+ Underlying Fund fees and expenses	.84	.84	.84	.84	.84
= Total annual Fund operating expenses	1.64	2.34	2.34	2.09	1.34
- Expense limitation	None	None	None	None	None
- 12b-1 Fee waiver	(.05)	None	None	(.25)	None
= Net annual Fund operating expenses	1.59	2.34	2.34	1.84	1.34

Growth Allocation Fund

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class R	Class Z
Management fees	.20	.20	.20	.20	.20
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.75	None
+ Other expenses	.49	.49	.49	.49	.49
+ Underlying Fund fees and expenses	.87	.87	.87	.87	.87
= Total annual Fund operating expenses	1.86	2.56	2.56	2.31	1.56
- Expense limitation	(.18)	(.18)	(.18)	(.18)	(.18)
- 12b-1 fee waiver	(.05)	None	None	(.25)	None
= Net annual Fund operating expenses	1.63	2.38	2.38	1.88	1.38

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EXAMPLE

This example is intended to help you compare the fees and expenses of each Fund's different share classes and the cost of investing in each Fund, including each Fund's pro rata portion of the expenses charged by the Underlying Funds in which each Fund invests, with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same, including the indirect expenses of the Underlying Funds, except that the contractual waiver of distribution and service (12b-1) fees for Class A and Class R shares is effective in this example for only the first year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects such conversion. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

26	JennisonDryden Asset Allocation Funds/

Conservative Allocation Fund - Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$700	$1,075	$1,474	$2,587
Class B shares	734	1,073	1,438	2,625
Class C shares	334	773	1,338	2,876
Class R shares	184	674	1,190	2,607
Class Z shares	133	468	826	1,835

Moderate Allocation Fund - Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$703	$1,034	$1,388	$2,383
Class B shares	737	1,030	1,350	2,420
Class C shares	337	730	1,250	2,676
Class R shares	187	631	1,101	2,401
Class Z shares	136	425	734	1,613

Growth Allocation Fund - Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$707	$1,082	$1,480	$2,592
Class B shares	741	1,079	1,444	2,631
Class C shares	341	779	1,344	2,882
Class R shares	191	680	1,196	2,613
Class Z shares	140	475	833	1,841

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You would pay the following expenses on the same investment if you did not sell your shares:

Conservative Allocation Fund - Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$700	$1,075	$1,474	$2,587
Class B shares	234	773	1,338	2,625
Class C shares	234	773	1,338	2,876
Class R shares	184	674	1,190	2,607
Class Z shares	133	468	826	1,835

Moderate Allocation Fund - Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$703	$1,034	$1,388	$2,383
Class B shares	237	730	1,250	2,420
Class C shares	237	730	1,250	2,676
Class R shares	187	631	1,101	2,401
Class Z shares	136	425	734	1,613

Growth Allocation Fund - Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$707	$1,082	$1,480	$2,592
Class B shares	241	779	1,344	2,631
Class C shares	241	779	1,344	2,882
Class R shares	191	680	1,196	2,613
Class Z shares	140	475	833	1,841

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Notes to Shareholder Fees and Expenses and Examples Tables
° Your broker may charge you a separate or additional fee for purchases and sales of shares or an administrative fee on Fund balances, including income from Fund distributions.
° If the value of your Class A, Class B or Class C account is less than $2,500, the Fund will deduct a $15 annual small account maintenance fee from your account. However, due to extraordinary market conditions, the minimum account value for purposes of assessing the $15 annual small account maintenance fee is reduced from $2,500 to $1,500 for 2008. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) AIP accounts or employee savings plan accounts. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares—Small Balance Account Fee" in the SAI.
° Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc. (Prudential).
° The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
° The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.
° The management fee primarily compensates the Manager for services relating to supervision of the investment adviser and related matters, as well as determining the optimum target allocations and investment ranges for Portfolio assets among the Underlying Funds. As a fund of funds, each Fund will also bear its proportionate share of the advisory fees paid by the Underlying Funds in which it invests and are included in "Underlying Fund fees and expenses."
° Investors in the Funds pay the sales charges and Rule 12b-1 fees applicable to the class of shares of each Fund purchased. There will be no duplication of sales charges or Rule 12b-1 fees, however, since all investments in the Underlying Funds will be made in Class Z shares, which do not bear any sales charges or Rule 12b-1 fees.
° The "other expenses" are annualized, based on amounts for the fiscal year ended September 30, 2008. Certain expenses, including fees for custodian services, Directors' fees, legal and accounting services and transfer agency services, are incurred at both the Fund level and the Underlying Fund level.
° "Underlying Fund fees and expenses" reflect the Underlying Funds' total annual operating fees and expenses and set forth each Fund's pro rata portion of the cumulative expenses charged by the Underlying Funds in which each Portfolio invests. The Underlying Fund fees and expenses are estimated based on annualized amounts for the current fiscal year and assumes that each Fund maintained constant allocations of assets to the Underlying Funds allocations as of the date of this prospectus. The actual Underlying Fund expenses will vary with changes in the allocations of the Funds' assets. These expenses are based on the total expense ratio of Class Z shares of the Underlying Funds for each Underlying Fund's most recent fiscal period. Some Underlying Funds may have expense limitations or waivers that reduce total expenses.
° The Manager of the Funds has contractually agreed to limit the net annual operating expenses (exclusive of taxes, interest, brokerage commissions, non-routine expenses, distribution and service (12b-1) fees and Underlying Fund fees and expenses) of each class of shares of the Funds to .50 of 1% of each Fund's average daily net assets for the period ending January 31, 2010.
° The Distributor of the Funds has contractually agreed to reduce its distribution and service (12b-1) fees with respect to Class A and Class R shares to .25 of 1% and .50 of 1% of the average daily net assets of the Class A and Class R shares, respectively, through January 31, 2010.

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HOW THE FUNDS INVEST

INVESTMENT OBJECTIVES AND POLICIES

The Funds pursue their investment objectives by normally investing primarily in Underlying Funds, which invest in equity-related securities, debt securities and money market instruments. Each Fund invests in Underlying Funds in accordance with its specific objectives and risk/reward profile. The Funds' investments may be shifted among the Underlying Funds in order to maximize the Funds' total return within the scope of their respective investment objectives. The following discussion of the Funds' investment policies and strategies assumes that each Fund will invest in securities exclusively by purchasing shares of the Underlying Funds, except for certain U.S. Government securities and money market instruments.

Conservative Allocation Fund
The Fund's investment objective is current income and a reasonable level of capital appreciation. This means that the Fund seeks investments that will pay income and increase in value. The Fund seeks to achieve its objective by investing primarily in Underlying Funds which invest in a diversified portfolio of fixed-income and equity securities.

Moderate Allocation Fund
The Fund's investment objective is capital appreciation and a reasonable level of current income. This means that the Fund seeks investments that will increase in value and investments that will pay income. The Fund seeks to achieve its objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity and fixed-income securities.

Growth Allocation Fund
The Fund's investment objective is long-term capital appreciation. This means that the Fund seeks investments that will increase in value. The Fund seeks to achieve its objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity securities.

FUND INVESTMENTS

Equity-Related Securities
Each Fund may invest in Underlying Funds that invest in equity-related securities. In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Investments in REITs may result in payment of duplicative management or other fees. Convertible securities are securities—like bonds, corporate notes and preferred stocks—that can be converted into the company's common stock or some other equity security. The Underlying Funds may buy common stocks of companies of every size—small, medium and large capitalization.

30	JennisonDryden Asset Allocation Funds/

Fixed-Income Securities
Underlying Funds may invest in debt obligations, including corporate and non-corporate obligations, such as U.S. government securities. The debt obligations held by an Underlying Fund will have varying average maturities and average duration ranges. Lower-rated debt obligations—also known as "junk bonds"—have a higher risk of default and tend to be less liquid and more volatile than higher-rated obligations. An Underlying Fund may continue to hold an obligation even if it is later downgraded or no longer rated. An Underlying Fund also may invest in obligations that are not rated, but that the Underlying Fund believes are of comparable quality to these lower-rated obligations.

Money Market Instruments
The Funds, either directly or through an Underlying Fund, may invest in money market instruments, which include the commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Generally, money market instruments provide a fixed rate of return, but provide less opportunity for capital appreciation than stocks.

U.S. Government Securities
The Funds, either directly or through an Underlying Fund, may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency, depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

Foreign Securities
Some Underlying Funds invest in foreign equity securities or in fixed-income securities of foreign issuers. For purposes of investment limitations of the Funds and the Underlying Funds, ADRs and other similar receipts or shares traded in U.S. markets are not considered foreign securities. Investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, the following investment strategies may also be used to try to increase an Underlying Fund's and, therefore, a Fund's, returns or protect

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its assets if market conditions warrant.

Mortgage-Related Securities
The Funds may invest in Underlying Funds that invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private entities and in collateralized mortgage obligations (CMOs) issued by private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities include CMOs, multi-class pass-through securities and stripped mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

Asset-Backed Securities
The Funds may invest in Underlying Funds that invest in asset-backed debt securities . An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Unlike most corporate bonds, which are usually unsecured, most asset-backed securities are secured by collateral, or collateralized, which provides for more predictable cash flows and more protection against event-risk downgrades. However, to the extent a borrower fails to make timely repayments on the underlying loans when due or prepayments on underlying assets accelerate due to declines in interest rates, the Underlying Fund, and, therefore, a Fund, could suffer a loss on its investment. Some asset-backed securities, however, may be collateralized by a portfolio of corporate bonds or other securities, including, in some cases, junk bonds or euro-denominated securities.

Portfolio Turnover
The Funds generally do not expect to have high rates of portfolio turnover (100% or more) although some of the Underlying Funds have historically had annual portfolio turnover rates of over 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover results in higher brokerage commissions and other transaction costs and can affect a Fund's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.

Repurchase Agreements
The Funds may invest in Underlying Funds that use repurchase agreements, where a

32	JennisonDryden Asset Allocation Funds/

party agrees to sell a security to an Underlying Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Underlying Fund and is, in effect, a loan by the Underlying Fund. The Underlying Funds generally use repurchase agreements for cash management purposes only.

Reverse Repurchase Agreements and Forward Rolls
The Funds may invest in Underlying Funds that enter into reverse repurchase agreements and forward rolls. With a reverse repurchase agreement, the Underlying Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

When an Underlying Fund enters into a forward roll, the Underlying Fund sells securities to be delivered in the current month and repurchases the same or substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Underlying Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

Short Sales
The Funds may invest in Underlying Funds that make short sales of a security. This means that an Underlying Fund may sell a security that it does not own, which it may do if, for example, the investment adviser thinks the value of the security will decline. The Underlying Fund generally borrows the security to deliver to the buyer in a short sale. The Underlying Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Underlying Fund must pay the lender any dividends and interest that accrue on the security it borrows, and the Underlying Fund will lose money if the price of the security increases between the time of the short sale and the date when the Underlying Fund replaces the borrowed security. The Underlying Funds' respective limitations on the amount of assets that may be subject to short sales range from 10% to 25% of total assets. The Underlying Funds also may make short sales "against the box." In a short sale against the box, at the time of sale, an Underlying Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Underlying Fund gives up the opportunity for capital appreciation in the security. The Underlying Funds' respective limitations on the amount of assets available for short sales against the box range from 10% to 25% of total assets.

Long/Short Investment Strategy
Dryden US Equity Active Extension Fund, an Underlying Fund, uses a long/short investment strategy in seeking to achieve its investment objective. This means it sells short a portion of its portfolio and use the proceeds of the shorts, or other borrowings, to purchase additional stocks long. In addition to the risks associated with short sales, discussed above, investing the proceeds received from selling securities short is a form of leverage, which creates special risks. The use of leverage may exaggerate the effect of any increase or decrease in the value of Dryden US Equity Active Extension Fund's

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holdings, and make any change in its net asset value (NAV) greater than it would be without the use of leverage. This could result in increased volatility of investment returns. Dryden US Equity Active Extension Fund is required to maintain a segregated account of cash or other liquid assets with its custodian to cover the Fund's short positions that are not otherwise covered by borrowed securities held by the Fund or additional collateral required by the broker. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities. This may limit Dryden US Equity Active Extension Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Leverage may also increase interest expense, which may lower Dryden Equity Active Extension Fund's returns.

Derivative Strategies
The Funds may invest in Underlying Funds that use various derivative strategies to try to improve their returns. An Underlying Fund may use hedging techniques to try to protect its assets. It cannot be guaranteed that these strategies will work, that the instruments necessary to implement these strategies will be available or that an Underlying Fund and, therefore, a Portfolio will not lose money. Derivatives—such as futures, options, swaps, swap options, foreign currency forward contracts and options on futures—involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. An Underlying Fund may use derivatives to try to reduce risk or to increase returns consistent with each Underlying Fund's overall investment objective. The investment adviser of an Underlying Fund will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives that are used may not match or offset the Underlying Fund's underlying positions and this could result in losses to the Underlying Fund and, therefore, to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Options. The Funds may invest in Underlying Funds that purchase and sell put and call options on equity securities, stock indexes, swaps and foreign currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium.

Futures Contracts and Related Options; Foreign Currency Forward Contracts. The Funds may invest in Underlying Funds that purchase and sell futures contracts on equity and debt securities, securities indexes, interest rate indexes and foreign currencies, and related optionson such futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Underlying Fund makes daily margin payments based on price movements in the

34	JennisonDryden Asset Allocation Funds/

index. The Underlying Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. Aforeign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

For more information, see "Investment Risks" below and the Statement of Additional Information. The Statement of Additional Information—which we refer to as the SAI—contains additional information about the Funds. To obtain a copy, see the back cover page of this prospectus.

Each Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Company can change investment policies that are not fundamental. The Funds' allocations of assets among Underlying Funds, U.S. Government securities and short-term instruments, and the target ranges in each Underlying Fund, may be changed from time to time without shareholder approval.

Cash Management
To the extent that any Fund has uninvested assets, Quantitative Management Associates LLC (QMA) will manage these assets until they can be invested in Underlying Funds in accordance with the Fund's investment strategy or are used for daily cash needs. QMA will invest such assets primarily in high-quality, short-term money market instruments. The Funds may buy these instruments directly, rather than through investing in an Underlying Fund. These investments may be inconsistent with that Fund's principal strategies and could prevent the Fund from achieving its investment objective.

Temporary Defensive Investments
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of each Fund's total assets in high-quality foreign or domestic money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve a Fund's assets when the equity and fixed-income markets are unstable. In addition, certain Underlying Funds may temporarily invest up to 100% of their total assets in high-quality foreign or domestic money market instruments in response to adverse conditions, which may limit their ability to achieve their respective investment objective. The use of temporary defensive investments is inconsistent with the Fund's investment objectives.

Additional Strategies
The Funds, through their investments in Underlying Funds, also follow certain policies when they borrow money (the Underlying Funds can borrow from 20% to 33 1/3 % of the value of their respective total assets); lend securities to others for cash management purposes (the Underlying Funds can lend from 30% to 33 1/3 % of the value of its total

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assets including collateral received in the transaction); andhold illiquid securities (each Underlying Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). Each Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval.

For more information about these strategies, see the SAI.

INVESTMENT RISKS

All investments involve risk, and investing in the Portfolios is no exception. Since the Portfolio's holdings can vary significantly from broad-based securities market indexes, performance of the Portfolios can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Portfolio's and the Underlying Funds' principal strategies and certain other non-principal strategies. For more information, see the SAI.

Common Stocks
Risks	Potential Rewards

  Individual stocks could lose value.

  Equity markets could go down, resulting in a decline in value of the Underlying Funds' and, thereby, the Funds' investments.

  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow or seek to conserve cash.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Underlying Funds', and thereby, the Funds' investments.

  Investment style risk-- the risk that returns from the types of stocks in which the Underlying Funds invest will trail returns from the overall stock market.

  Historically, stocks have outperformed other investments over the long term.

  Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.

  May be a source of dividend income.

  The Funds' asset allocation strategies may provide stable returns.

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Small capitalization stocks
Risks	Potential Rewards

  Individual stocks could lose value.

  The equity markets could go down, resulting in a decline in value of the Fund's investments.

  Stocks of small companies are more volatile and may decline more than those in the S&P 500 Index.

  Small-cap companies are more likely to reinvest earnings and not pay dividends.

  Changes in interest rates may affect the securities of small companies more than the securities of larger companies.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

  Historically, stocks have outperformed other investments over the long term.

  Generally, economic growth means higher corporate profits, which leads to an increase in stock prices, known as capital appreciation.

  Highly successful small-cap companies can outperform larger ones.

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Fixed-income securities
Risks	Potential Rewards

  An Underlying Fund's holdings, and thereby, a Fund's holdings, share price, yield and total return will fluctuate in response to bond market movements.

  Credit risk - the risk that the default of an issuer would leave the Underlying Fund with unpaid interest or principal. The lower an instrument's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector, or the market as a whole.

  Interest rate risk - the value of most bonds will fall when interest rates rise: the longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for junk bonds and stripped securities.

  Bonds have generally outperformed money market instruments over the long term with less risk than stocks.

  Most bonds will rise in value when interest rates fall.

  A source of regular interest income.

  Generally more secure than stocks since companies must pay their debts before paying stockholders.

  Investment-grade obligations have a lower risk of default.

  Bonds with longer maturity dates typically have higher yields.

  Intermediate-term securities may be less susceptible to loss of principal than longer-term securities.

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Foreign Securities
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.

  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).

  May be less liquid than U.S. stocks and bonds.

  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.

  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through a Fund's investments in companies operating in those markets.

  Fund may profit from a favorable change in the value of foreign currencies (non-U.S. dollar denominated securities).

  Opportunities for diversification.

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U.S. Government and agency securities
Risks	Potential Rewards

  Not all U.S. government securities are insured or guaranteed by the U.S. government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

  Limits potential for capital appreciation.

  Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments (relatively low for U.S. government securities). The lower a bond's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower.

  Market risk may affect an industry, a sector or the market as a whole.

  Interest rate risk - the risk that the value of most debt obligations will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may follow.

  May preserve a Portfolio's or the Underlying Fund's assets.

  A source of regular interest income.

  Generally more secure than lower quality debt securities and generally more secure than equity securities.

  Principal and interest may be guaranteed by the U.S. government.

  If interest rates decline, long-term yields should be higher than money market yields.

  Bonds have generally outperformed money market instruments over the long term.

  Most bonds rise in value when interest rates fall.

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Money market instruments
Risks	Potential Rewards

  Limits the Underlying Funds', and thereby, the Portfolios', potential for capital appreciation and achieving its objective.

  Credit risk (which are less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.

  Market risk (which are less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

May preserve a Fund's or an Underlying Fund's assets.

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Mortgage-related securities
Risks	Potential Rewards

  Prepayment risk - the risk that the underlying mortgages may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require an Underlying Fund to reinvest in lower yielding securities.

  Credit risk - the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. Some private mortgage securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.

  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility.

  Illiquidity risk - the risk that the security may be difficult to value precisely and sell at the time or price desired.

  A source of regular interest income.

  The U.S. Government guarantees interest and principal payments on certain securities.

  May benefit from security interest in real estate collateral.

  Pass-through instruments provide greater diversification than direct ownership of loans.

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Asset Backed Securities
Risks:	Potential Rewards:

  Credit risk - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured orsecured by lower-rated insurers or guarantors and thus may involve greater risk.

  Extension risk - the risk that rising interest rates may cause the underlying debt instruments to be paid off more slowly by the debtor, causing the value of the securities to fall.

  Prepayment risk - the risk that the underlying debt instruments may be prepaid, partially or completely, generally during periodsof falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding debt instruments.

  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bonds insurer.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may result.

  Illiquidity risk - the risk that the security may be difficult to value precisely and sell at the time or price desired.

  A potential source of regular interest income.

  Prepayment risk is generally lower than with mortgage related securities.

  Pass-through instruments may provide greater diversification than direct ownership of loans.

  May offer higher yield due to their structure than other instruments.

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Securities of Real Estate Investment Trust (REITs)
Risks	Potential Rewards

  Performance depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.

  Individual stocks could lose value.

  Equity markets could go down, resulting in a decline in value of the Fund's investments.

  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

  REITs may charge management fees in addition to the management fee paid by the Fund.

Real estate holdings can generate good returns from rents, rising market values, etc. Greater diversification than direct ownership of real estate.

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Derivatives
Risks	Potential Rewards

  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Underlying Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.

  Derivatives may not have the intended effects and may result in losses or missed opportunities.

  The counterparty to a derivatives contract could default.

  Derivatives can increase share price volatility and those that involve leverage could magnify losses.

  Certain types of derivatives involve costs to the Underlying Fund that can reduce returns.

  It may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.

  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.

  One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.

  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

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Reverse repurchase agreements
Risks	Potential Rewards

  Risk that counterparty may fail to return securities in a timely manner or at all.

  May magnify underlying investment losses.

  Investment costs may exceed potential underlying investment gains.

  Leverage risk - the risk that the market value of the securities purchased with proceeds of the sale declines below the price of the securities the Underlying Fund must repurchase.

May magnify underlying investment gains.

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Illiquid securities
Risks	Potential Rewards

  May be difficult to value precisely.

  May be difficult to sell at the time or price desired.

  Illiquidity risk - the risk that the security may be difficult to value precisely and sell at the time or price desired.

May offer a more attractive yield or potential for growth than more widely traded securities.

High Yield Debt Securities (Junk Bonds)
Risks	Potential Rewards

  Credit risk (particularly high) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.

  Market risk (particularly high) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

  Illiquidity risk - the risk that bonds may be difficult to value precisely and to sell at the time or price desired.

  Are generally less secure than higher quality debt securities.

May offer higher interest income and higher potential gains than higher grade debt securities. Most bonds rise in value when interest rates fall.

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Short Sales
Risks	Potential Rewards

  May magnify underlying investment losses.

  Share price volatility can magnify losses because underlying security must be replaced at a specific time.

  Investment costs may exceed potential underlying investment gains.

  Short sales "against the box" give up the opportunity for capital appreciation in the security and pose the risk of potentially unlimited loss.

May magnify underlying investment gains.

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HOW THE FUNDS ARE MANAGED

BOARD OF DIRECTORS

The Company's Board of Directors (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a management agreement with the Company, PI manages each Fund's investment operations and administers its business affairs. PI also is responsible for supervising each Fund's investment adviser, as well as determining the optimum target allocations and investment ranges for Fund assets among the Underlying Funds. In managing the Portfolios, PI also has the authority to select and substitute Underlying Funds, subject to each Fund's investment objectives and policies. This subjects PI to conflicts of interest in allocating each Fund's assets among the various Underlying Funds, because the management fees payable to PI and/or its affiliates by some Underlying Funds are higher than those payable by other Underlying Funds, and because PI and its affiliates are also responsible for managing, and receiving fees from, the Underlying Funds.

For each fiscal year, the Company will pay PI management fees of .20% of each Fund's average daily net assets. As funds of funds, each Fund will also bear its proportionate share of the advisory fees paid by the Underlying Funds in which it invests. PI believes that the Funds' advisory fees are payment for services in addition to the Underlying Funds' advisory fees. For a description of the management fees charged by each of the Underlying Funds, please see the prospectuses of the Underlying Funds, which are available free of charge by telephoning (800) 225-1852.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of August 31, 2008, PI served as the investment manager to all of the Prudential Financial, Inc. (Prudential) U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $107.3 billion.

Subject to the supervision of the Board of the Company, PI is responsible for conducting the initial review of prospective investment subadvisers for the Funds. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of each Fund's investment subadviser.

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PI and the Funds operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Funds still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the applicable Fund. Each Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the annual report to shareholders, which is available at the end of November each year.

SUBADVISER

Quantitative Management Associates LLC (QMA) is a wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and balanced portfolios for institutional and retail clients. As of September 30, 2008, QMA managed approximately $68 billion in assets. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

PORTFOLIO MANAGERS

QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts. The members of QMA's portfolio management team with primary responsibility for Fund management are listed below.

Ted Lockwood is a Managing Director for QMA. Ted is responsible for managing portfolios, investment research, and new product development. Previously, Ted was with AT&T and a member of the technical staff at AT&T Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University, as well as an MS in Engineering and an MBA in Finance from Columbia University.

Joel M. Kallman, CFA is an Investment Associate for QMA. Joel is a member of QMA's Asset Allocation team of portfolio managers and also conducts economic and market valuation research. Prior to joining QMA, Joel held various positions within Prudential's Fixed Income group in areas, such as, high yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. Joel is also a member of the New York Society of Security Analysts.

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The table below sets forth the starting dates on which the Funds' Portfolio Managers commenced serving as Portfolio Managers for the Funds:

Portfolio Manager Starting Service Dates
Ted Lockwood	March 2004
Joel M. Kallman, CFA	October 2007

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Funds.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Portfolios' shares under a Distribution Agreement with each Fund. Each Fund has Distribution and Service Plans (the Plans) under Rule12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund's shares. Under the Plans and the Distribution Agreements, PIMS pays the expenses of distributing, the shares of all share classes available for each Fund. PIMS also provides certain shareholder support services. Each Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables. Class A, Class B, Class C, and Class R shares are subject to an annual 12b-1 fee of .30%, 1%, 1%, and .75%, respectively. Class Z does not pay 12b-1 fees. Because these fees are paid from each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is described in the Funds' SAI and on the Funds' website at www.jennisondryden.com.

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FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of a Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends of any net investment income to shareholders. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security—if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in taxable years beginning before January 1, 2011, is generally taxed at rates of up to 15%, provided that the Fund distributes the net capital gain to non-corporate U.S. shareholders, and up to 20% thereafter. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain

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dividends received from U.S. corporations.

For your convenience, a Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next NAV calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Services" in the next section.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders:

Distribution Schedule
Fund	Dividends	Net Capital Gains
Conservative Allocation	Quarterly	Annually
Moderate Allocation	Annually	Annually
Growth Allocation	Annually	Annually

TAX ISSUES

Form 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31st of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

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Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase Just Before Record Date
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2011, and 20% thereafter, for shares held for more than one year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

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Exchanging your shares of the Fund for the shares of another JennisonDryden mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell — or exchange — Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares
The conversion of Class B shares into Class A shares — which happens automatically approximately seven years after purchase — is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

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HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

You may purchase shares by check or wire. We do not accept cash, money orders or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B, Class C, Class Z and Class R shares of the Fund, although Class Z and Class R shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%. (The CDSC is waived for certain retirement and/or benefit plans.)

  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

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  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares. When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

  The different sales charges that apply to each share class — Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.

  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.

  Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

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	Class A	Class B	Class C	Class R	Class Z
Minimum purchase amount	$2,500	$2,500	$2,500	None	None
Minimum amount for subsequent purchases	$100	$100	$100	None	None
Maximum initial sales charge	5.5% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% (on investments of $1 million or more redeemed within 1 year)	5%(Yr.1) 4%(Yr.2) 3%(Yr.3) 2%(Yr.4) 1%(Yr.5) 1%(Yr.6) 0%(Yr.7)	1% (year 1)	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1% (.25 of 1% currently)	1%	1%	.75 of 1% (.50 of 1% currently)	None

Notes to Share Class Comparison Table: ° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts. The minimum initial investment for retirement accounts and custodial accounts for minors is $1,000, and subsequent investments through newly-established AIP accounts must be at least $1,200 annually. The minimum investment requirements do not apply to certain retirement and custodial accounts for minors.
° If the value of your Class A, Class B or Class C account is less than $2,500, the Fund will deduct a $15 annual small account maintenance fee from your account. However, due to extraordinary market conditions, the minimum account value for purposes of assessing the $15 annual small account maintenance fee is reduced from $2,500 to $1,500 for 2008. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) AIP accounts or employee savings plan accounts. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares—Small Balance Account Fee" in the SAI.
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."
° Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for certain retirement and/or benefit plans.
° Distribution and service (12b-1) fees are paid from each Fund's assets on a continuous basis. The service fee for each of Class A, Class B, Class C, and Class R shares is .25 of 1% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively, and the remainder of each class' distribution and service (12b-1) fee consists of a distribution fee. For the period ending January 31, 2010, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares and for Class R shares to .50 of 1% of the average daily net assets of the Class R shares.

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

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Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation , which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing;

  Sign a Letter of Intent , stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden mutual funds within 13 months; or

  Use your Combined Purchase and Cumulative Purchase Privilege , which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of other JennisonDryden mutual funds that you or the group are purchasing at the same time.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);

  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);

  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian ( e.g., UGMAs and UTMAs);

  Accounts in the name and TINs of your parents;

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  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;

  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and

  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:

  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or

  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A and Class L shares, the value of existing shares is determined by the maximum offering price (net asset value (NAV) plus maximum sales charge) as of the previous business day; and

  for Class B, C, F, M, R, X, Y and Z shares, the value of existing shares is determined by the NAV as of the previous business day.

Note: Not all share classes may be offered by your Fund. In addition, Class L, M and X shares are not offered to new purchasers and are available only through exchanges from the same share class of certain other JennisonDryden funds.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by

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the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multiemployer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans may purchase Class A shares without

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paying the initial sales charge. The availability of Class A shares at NAV for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouse, children and parents) of Prudential and its affiliates, the JennisonDryden mutual funds, and the investment subadvisers of the JennisonDryden mutual funds;

  persons who have retired directly from active service with Prudential or one of its subsidiaries;

  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and

  investors in Individual Retirement Accounts (IRAs), provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) the Individual Retirement Account is established through Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow the Class A sales charge to dealers.

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Qualifying for Class R Shares
Group Retirement Plans . Class R shares are offered for sale to (i) certain group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. The availability of Class R shares for group retirement plans or IRAs will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.

Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, and IRS section 501 entities, such as foundations and endowments. The minimum initial investment for such investors is $10 million. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's transfer agent. Please contact the transfer agent at (800) 225-1852 for further details.

Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.

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Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multi-employer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Z shares. The availability of Class Z shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

Other Types of Investors . Class Z shares also can be purchased by any of the following:

  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds;

  Prudential, with an investment of $10 million or more; and

  Qualified state tuition programs (529 plans).

Class B Shares Automatically Convert to Class A Shares

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B, converting to Class A shares lowers your Portfolio expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of the Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI.

How Financial Services Firms are Compensated for Selling JennisonDryden Mutual Funds

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JennisonDryden Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells JennisonDryden Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each JennisonDryden Mutual Fund is managed by PI (the Manager).

Only persons licensed with the Financial Industry Regulatory Authority (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm, may sell a JennisonDryden Mutual Fund to you, or to a retirement plan in which you participate.

12b-1 Fees & Sales Charges . Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular JennisonDryden mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial services firms then pay their registered representatives who sold you the JennisonDryden mutual fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the JennisonDryden mutual fund.

"Revenue Sharing" Payments . In addition to the compensation received by financial services firms as described above, the Manager, Distributor, or their affiliates may make additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's, Distributor's, or affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1 of the 1940 Act. The Manager, Distributor, or their affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may

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benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager, Distributor or their affiliates may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that exec portfolio transactions for the Fund will include those firms with which the Manager, Distributor and/or their affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager, Distributor and their affiliates will not use Fund brokerage as any part of revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager, Distributor and/or their affiliates make such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager, Distributor and/or their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms may be paid by the Manager, Distributor and/or their affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial services firm may receive from the Manager, Distributor and/or their affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services

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firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI of Cash Accumulaltion Trust, which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation.

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager, Distributor, or their affiliates also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund shall not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund — or the NAV — is $10 ($1,000 divided by 100).

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Mutual Fund Shares The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

The Fund may also use fair value pricing if it determines that a market quotation is not reliable based on, among other things, events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the F calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more

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accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund? For Class A and Class L shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. Distributions of $10.00 or less may not be paid out in cash, but may be automatically reinvested into your account.

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

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Automatic Investment Plan . You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $1,200 annually.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

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HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of a Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

  You are selling more than $100,000 of shares;

  You want the redemption proceeds made payable to someone that is not in our records;

  You want the redemption proceeds sent to some place that is not in our records; or

  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI.

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Contingent Deferred Sales Charge (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,

  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares, and

  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The CDSC is 1% for Class C shares — which is applied to shares sold within 12 months of purchase. The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. The rate decreases on the anniversary date of your purchase.

The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.

Waiver of the CDSC — Class B Shares
The CDSC will be waived if the Class B shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability;

  To provide for certain distributions — made without IRS penalty — from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and

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  On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC — Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. You would be responsible for any tax consequences associated with owning the securities.

Involuntary Redemption of Small Accounts
If the value of your account is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. However, due to extraordinary market conditions, the threshold at which we may involuntarily redeem your shares and close your account (which is typically processed during the 4th calendar quarter of each year) is lowered to $250 for 2008. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to AIP accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the SAI. If the value of your account is less than $2,500 (or less than $1,500 in 2008) with certain exclusions, a $15 annual small account maintenance fee will be deducted from your account, and any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. For more information, see "Fees and Expenses" in this prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Account Maintenance Fee" in the SAI.

90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund and share class without paying an initial sales charge. For Class B shares, if you paid a CDSC when you redeemed your Class B shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-

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time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden mutual funds — including certain money market funds, if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden mutual fund, but you can't exchange Class A shares for Class B, Class C, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than MoneyMart Assets, Inc. (MoneyMart). After an exchange, at redemption the CDSC will be calculated from the date of the initial purchase, excluding any time Class B or Class C shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

There is no sales charge for exchanges. If, however, you exchange — and then sell — Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into MoneyMart, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

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Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect f 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If

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a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares — Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions

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that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights will help you evaluate each Fund's financial performance for the past five fiscal period. The total return in each chart represents the rate that a shareholder would have earned on an investment in that particular Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.

A copy of the Funds' annual report, along with the Funds' audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.

For each of the fiscal years in the five year peard ended September 30, 2008, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

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CONSERVATIVE ALLOCATION FUND

Class A Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2008(a)	2007(a)	2006	2005(a)	2004(b)
Net Asset Value, Beginning Of Period	$11.91	$11.21	$10.78	$10.01	$10.00
Income (loss) from investment operations:
Net investment income	.27	.28	.25	.20	.05
Net realized and unrealized gain (loss) on investment transactions	(1.38)	.81	.46	.78	(.04)
Total from investment operations	(1.11)	1.09	.71	.98	.01
Less Dividends and Distributions:
Dividends from net investment income	(.36)	(.27)	(.24)	(.21)	__
Distributions from net realized gains	(.16)	(.12)	(.04)	__	__
Total dividends and distributions	(.52)	(.39)	(.28)	(.21)	__
Net asset value, end of period	$10.28	$11.91	$11.21	$10.78	$10.01
Total Return(c):	(9.75)%	9.89%	6.71%	9.92%	.10%

Ratios/Supplemental Data :
Net assets, end of period (000)	$27,730	$20,683	$11,278	$5,929	$2,548
Average net assets (000)	$26,310	$16,051	$8,611	$4,136	$1,535
Ratios to average net assets(d) :
Expenses, including distribution and service (12b-1) fees(e)	.75%	.76%	.77%	.75%	.75%(f)
Expenses, excluding distribution and service (12b-1) fees	.50%	.51%	.52%	.50%	.50%(f)
Net investment income	2.38%	2.39%	2.26%	1.89%	1.69%(f)
Portfolio turnover rate	24%	22%	18%	11%	3%(g)

(a) Calculated based upon average shares outstanding during the period.
(b) Inception date of Class A shares March 30, 2004.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.00%, 1.33%, 1.08%, 1.20% and 6.16% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .75%, 1.08%, .83%, .95% and 5.91% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 2.13%, 1.82%, 1.95%, 1.49% and (5.25)% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f) Annualized.
(g) Not annualized

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Class B Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2008(a)	2007(a)	2006	2005(a)	2004(b)
Net Asset Value, Beginning Of Period	$11.88	$11.18	$10.75	$9.97	10.00
Income (loss) from investment operations:
Net investment income	.18	.19	.16	.12	.03
Net realized and unrealized gain (loss) on investment transactions	(1.37)	.81	.47	.78	(.06)
Total from investment operations	(1.19)	1.00	.63	.90	(.03)
Less Dividends and Distributions:
Dividends from net investment income	(.28)	(.18)	(.16)	(.12)	__
Distributions from net realized gains	(.16)	(.12)	(.04)	__	__
Total dividends and distributions	(.44)	(.30)	(.20)	(.12)	__
Net asset value, end of period	$10.25	$11.88	$11.18	$10.75	$9.97
Total Return(c):	(10.42)%	9.09%	5.91%	9.11%	(.30)%

Ratio/Supplemental Data :
Net assets, end of period (000)	$20,376	$13,027	$9,950	$8,241	$5,234
Average net assets (000)	$15,543	$11,421	$9,007	$7,032	$3,253
Ratios to average net assets(d) :
Expenses, including distribution and service (12b-1) fees	1.50%	1.51%	1.52%	1.50%	1.50%(e)
Expenses, excluding distribution and service (12b-1) fees	.50%	.51%	.52%	.50%	.50%(e)
Net investment income	1.61%	1.67%	1.52%	1.18%	.93%(e)

(a) Calculated based upon average shares outstanding during the period.
(b) Inception date of Class B shares March 30, 2004.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.75%, 2.08%, 1.83%, 1.95% and 6.91% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .75%, 1.08%, .83%, .95% and 5.91% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 1.36%, 1.10%, 1.21%%, .71% and (6.02)% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e) Annualized.

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Class C Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2008(a)	2007(a)	2006	2005(a)	2004(b)
Net Asset Value, Beginning Of Period	$11.88	$11.18	$10.75	$9.97	$10.00
Income (loss) from investment operations:
Net investment income	.18	.19	.16	.12	.03
Net realized and unrealized gain (loss) on investment transactions	(1.37)	.81	.47	.78	(.06)
Total from investment operations	(1.19)	1.00	.63	.90	.03
Less Dividends and Distributions:
Dividends from net investment income	(.28)	(.18)	(.16)	(.12)	__
Distributions from net realized gains	(.16)	(.12)	(.04)	__	__
Total dividends and distributions	(.44)	(.30)	(.20)	(.12)	__
Net asset value, end of period	$10.25	$11.88	$11.18	$10.75	$9.97
Total Return(c):	(10.42)%	9.09%	5.91%	9.11%	(.30)%

Ratios/Supplemental Data :
Net assets, end of period (000)	$8,884	$5,779	$2,955	$1,879	$1,281
Average net assets (000)	$7,240	$4,039	$2,093	$1,737	$983
Ratios to average net assets(d) :
Expenses, including distribution and service (12b-1) fees	1.50%	1.51%	1.52%	1.50%	1.50%(e)
Expenses, excluding distribution and service (12b-1) fees	.50%	.51%	.52%	.50%	.50%(e)
Net investment income	1.62%	1.65%	1.53%	1.17%	.91%(e)

(a) Calculated based upon average shares outstanding during the period.
(b) Inception date of Class C shares March 30, 2004.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.75%, 2.08%, 1.83%, 1.95% and 6.91% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .75%, 1.08%, .83%, .95% and 5.91% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 1.37%, 1.08%, 1.21%, .69% and (6.02)% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e) Annualized.

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Class R shares (fiscal period ended 9/30/07, fiscal year ended 9/30/08)

Per Share Operating Performance:(a)	2008	2007 (b)
Net Asset Value, Beginning Of Period	$11.91	$11.33
Income (loss) from investment operations:
Net investment income	.32	.16
Net realized and unrealized gain (loss) on investment transactions	(1.43)	.50
Total from investment operations	(1.11)	.66
Less Dividends and Distributions:
Dividends from net investment income	(.33)	(.08)
Distributions from net realized gains	(.16)	-
Total dividends and distributions	(.49)	(.08)
Net asset value, end of period	$10.31	$11.91
Total Return(c):	(9.75)%	5.86%

Ratios/Supplemental Data :
Net assets, end of period (000)	$2	$3
Average net assets (000)	$3	$3
Ratios to average net assets(d) :
Expenses, including distribution and service (12b-1) fees (e)	1.00%	1.01% (f)
Expenses, excluding distribution and service (12b-1) fees	.50%	.51% (f)
Net investment income	2.12%	1.90% (f)

(a) Calculated based upon average shares outstanding during the period.
(b) Inception date of Class R shares January 12, 2007.
(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.25% and 1.58% for the year ended September 30, 2008 and the period ended September 30, 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .75% and 1.08% for the years ended September 30, 2008 and the period ended September 30, 2007, respectively. The net investment income ratio would have been 1.87% and 1.33% for the year ended September 30, 2008 and the period ended September 30, 2007, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f) Annualized.

82	JennisonDryden Asset Allocation Funds/

Class Z Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2008(a)	2007(a)	2006	2005(a)	2004(b)
Net Asset Value, Beginning Of Period	$11.95	$11.25	$10.80	$10.03	$10.00
Income (loss) from investment operations:
Net investment income	.27	.30	.27	.24	.09
Net realized and unrealized gain (loss) on investment transactions	(1.36)	.82	.49	.77	(.06)
Total from investment operations	(1.09)	1.12	.76	1.01	.03
Less Dividends and Distributions:
Dividends from net investment income	(.38)	(.30)	(.27)	(.24)	___
Distributions from net realized gains	(.16)	(.12)	(.04)	___	___
Total dividends and distributions	(.54)	(.42)	(.31)	(.24)	___
Net asset value, end of period	$10.32	$11.95	$11.25	$10.80	$10.03
Total Return(c) :	(9.51)%	10.14%	7.05%	10.18%	.30%

Ratios/Supplemental Data :
Net assets, end of period (000)	$1,021	$337	$129	$42	$342
Average net assets (000)	$579	$196	$50	$311	$312
Ratios to average net assets(d) :
Expenses, including distribution and service (12b-1) fees	.50%	.51%	.52%	.50%	.50%(e)
Expenses, excluding distribution and service (12b-1) fees	.50%	.51%	.52%	.50%	.50%(e)
Net investment income	2.53%	2.59%	2.60%	2.27%	1.90%(e)

(a) Calculated based upon average shares outstanding during the period.
(b) Inception date of Class Z shares March 30, 2004.
(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .75%, 1.08%, .83%, .95% and 5.91% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .75%, 1.08%, .83%, .95% and 5.91% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 2.28%, 2.02%, 2.29%, 1.63% and (5.00)% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e) Annualized.

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MODERATE ALLOCATION FUND

Class A Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2008(b)	2007	2006	2005	2004(a)(b)
Net Asset Value, Beginning Of Period	$13.44	$12.18	$11.34	$10.03	$10.00
Income (loss) from investment operations:
Net investment income	.18	.18	.14	.13	.04
Net realized and unrealized gain (loss) on investment transactions	(2.34)	1.45	.85	1.34	(.01)
Total from investment operations	(2.16)	1.63	.99	1.47	.03
Less Dividends and Distributions:
Dividends from net investment income	(.31)	(.21)	(.11)	(.16)	__
Distributions from net realized gains	(.33)	(.16)	(.04)	__	__
Total dividends and distributions	(.64)	(.37)	(.15)	(.16)	__
Net asset value, end of period	$10.64	$13.44	$12.18	$11.34	$10.03
Total Return(c):	(16.80)%	13.60%	8.91%	14.77%	.30%

Ratios/Supplemental Data:
Net assets, end of period (000)	$51,802	$46,978	$30,263	$19,532	$9,863
Average net assets (000)	$52,040	$37,930	$24,284	$14,172	$5,632
Ratios to average net assets (d):
Expenses, including distribution and service (12b-1) fees(e)	.75%	.76%(f)	.76%(f)	.75%(f)	.75%(f)(g)
Expenses, excluding distribution and service (12b-1) fees	.50%	.51%(f)	.51%(f)	.50%(f)	.50%(f)(g)
Net investment income	1.49%	1.36%(f)	1.09%(f)	1.08%(f)	.74% (f)(g)
For Class A, B, C, R and Z shares:
Portfolio turnover rate	23%	21%	10%	5%	6%(h)

(a) Inception date of Class A shares March 30, 2004.
(b) Calculated based upon average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d) Does not include expenses of the investment companies in which the Fund invests.
(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .87%, .79%, .88% and 2.61% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .62%, .54%, .63%, and 2.36% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 1.25%, 1.06%, .95% and (1.07%) for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively.
(g) Annualized.
(h) Not annualized.

84	JennisonDryden Asset Allocation Funds/

Class B Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2008(b)	2007	2006	2005	2004(a)(b)
Net Asset Value, Beginning Of Period	$13.36	$12.13	$11.34	$9.99	$10.00
Income (loss) from investment operations:
Net investment income	.09	.09	.05	.04	___(c)
Net realized and unrealized gain (loss) on investment transactions	(2.33)	1.43	.85	1.35	(.01)
Total from investment operations	(2.24)	1.52	.90	1.39	(.01)
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.13)	(.07)	(.04)	___
Distributions from net realized gains	(.33)	(.16)	(.04)	___	___
Total dividends and distributions	(.56)	(.29)	(.11)	(.04)	___
Net asset value, end of period	$10.56	$13.36	$12.13	$11.34	$9.99
Total Return(d):	(17.42)%	12.69%	8.17%	13.95%	(.10)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$40,355	$40,308	$31,077	$24,146	$13,124
Average net assets (000)	$41,167	$35,794	$27,760	$19,913	$7,614
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.50%	1.51%(f)	1.51%(f)	1.50%(f)	1.50%(f)(g)
Expenses, excluding distribution and service (12b-1) fees	.50%	.51%(f)	.51%(f)	.50%(f)	.50%(f)(g)
Net investment income	.77%	.64%(f)	.35%(f)	.33%(f)	__ (f)(g)(h)

(a) Inception date of Class B shares March 30, 2004.
(b) Calculated based upon average shares outstanding during the period.
(c) Less than $.005 per share.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(e) Does not include expenses of the investment companies in which the Fund invests.
(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.62%, 1.54%, 1.63% and 3.36% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .62%, .54%, .63%, and 2.36% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been .53%, .32%, .20% and (1.84%) for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively.
(g) Annualized.
(h) Less than .005%.

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Class C Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2008(b)	2007	2006	2005	2004(a)(b)
Net Asset Value, Beginning Of Period	$13.35	$12.12	$11.34	$9.99	$10.00
Income (loss) from investment operations:
Net investment income	.09	.09	.05	.04	___(c)
Net realized and unrealized gain (loss) on investment transactions	(2.32)	1.43	.84	1.35	(0.01)
Total from investment operations	(2.23)	1.52	.89	1.39	(0.01)
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.13)	(.07)	(.04)	___
Distributions from net realized gains	(.33)	(.16)	(.04)	___	___
Total dividends and distributions	(.56)	(.29)	(.11)	(.04)	___
Net asset value, end of period	$10.56	$13.35	$12.12	$11.34	$9.99
Total Return(d):	(17.35)%	12.70%	7.80%	14.05%	(.10)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$15,024	$13,690	$8,509	$4,989	$3,250
Average net assets (000)	$15,886	$11,212	$6,768	$4,321	$2,407
Ratios to average net assets(e) :
Expenses, including distribution and service (12b-1) fees	1.50%	1.51%(f)	1.51%(f)	1.50%(f)	1.50%(f)(g)
Expenses, excluding distribution and service (12b-1) fees	.50%	.51%(f)	.51%(f)	.50%(f)	.50%(f)(g)
Net investment income (loss)	.74%	.61%(f)	.33%(f)	.35%(f)	(.02)% (f)(g)

(a) Inception date of Class C shares March 30, 2004. (b) Calculated based upon average shares outstanding during the period.
(c) Less than $.005 per share.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(e) Does not include expenses of the investment companies in which the Fund invests.
(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.62%, 1.54%, 1.63% and 3.36% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .62%, .54%, .63%, and 2.36% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been .50%, .30%, .21% and (2.02%) for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively.
(g) Annualized.

86	JennisonDryden Asset Allocation Funds/

Class R shares (fiscal period ended 9/30/07, fiscal year ended 9/30/08)

Per Share Operating Performance:	2008(b)	2007(a)
Net Asset Value, Beginning Of Period	$13.42	$12.45
Income (loss) from investment operations:
Net investment income	.17	.07
Net realized and unrealized gain (loss) on investment transactions	(2.35)	.90
Total from investment operations	(2.18)	.97
Less Dividends and Distributions:
Dividends from net investment income	(.28)	-
Distributions from net realized gains	(.33)	-
Total dividends and distributions	(.61)	-
Net asset value, end of period	$10.63	$13.42
Total Return(c):	(16.93)%	7.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2	$3
Average net assets (000)	$2	$3
Ratios to average net assets (d):
Expenses,including distribution and service (12b-1) fees (e)	1.00%	1.01% (f)(g)
Expenses, excluding distribution and service (12b-1) fees	.50%	.51% (f)(g)
Net investment income	1.41%	1.03% (f)(g)

(a) Inception date of Class R shares January 12, 2007.
(b) Calculated based upon average shares outstanding during the period.
(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d) Does not include expenses of the investment companies in which the Fund invests.
(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.12% for the period ended September 30, 2007. The expense ratio excluding distribution and service (12b-1) fees would have been .62% for the period ended September 30, 2007. The net investment income ratio would have been .67% for the period ended September 30, 2007.
(g) Annualized.

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Class Z shares (fiscal years ended 9-30)

Per Share Operating Performance:	2008(b)	2007	2006	2005	2004(a)(b)
Net Asset Value, Beginning Of Period	$13.46	$12.19	$11.36	$10.04	$10.00
Income (loss) from investment operations:
Net investment income	.20	.20	.17	.18	.05
Net realized and unrealized gain (loss) on investment transactions	(2.33)	1.46	.82	1.33	(.01)
Total from investment operations	(2.13)	1.66	.99	1.51	.04
Less Dividends and Distributions:
Dividends from net investment income	(.34)	(.23)	(.12)	(.19)	-
Distributions from net realized gains	(.33)	(.16)	(.04)	-	-
Total dividends and distributions	(.67)	(.39)	(.16)	(.19)	-
Net asset value, end of period	$10.66	$13.46	$12.19	$11.36	$10.04
Total Return(c):	(16.57)%	13.86%	8.83%	15.18%	.40%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,290	$2,108	$1,580	$513	$580
Average net assets (000)	$2,675	$1,826	$1,268	$600	$497
Ratios to average net assets(d) :
Expenses, including distribution and service (12b-1) fees	.50%	.51%(e)	.51%(e)	.50%(e)	.50%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	.50%	.51%(e)	.51%(e)	.50%(e)	.50%(e)(f)
Net investment income	1.62%	1.66%(e)	1.26%(e)	1.43%(e)	.97% (e)(f)

(a) Inception of Class Z shares March 30, 2004.
(b) Calculated based upon average shares outstanding during the period.
(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d) Does not include expenses of the investment companies in which the Fund invests.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .62%, .54%, .63% and 2.36% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .62%, .54%, .63%, and 2.36% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 1.55%, 1.23%, 1.28% and (1.17%) for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively.
(f) Annualized.

88	JennisonDryden Asset Allocation Funds/

GROWTH ALLOCATION FUND

Class A Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2008(b)	2007(b)	2006	2005	2004(a)(b)
Net Asset Value, Beginning Of Period	$15.08	$13.15	$11.99	$10.01	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.08	.03	.01	.01	(.02)
Net realized and unrealized gain (loss) on investment transactions	(3.53)	2.18	1.24	2.00	.03
Total from investment operations	(3.45)	2.21	1.25	2.01	.01
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.15)	(.08)	(.03)	-
Distributions from net realized gains	(.29)	(.13)	(.01)	-	-
Total dividends and distributions	(.59)	(.28)	(.09)	(.03)	-
Net asset value, end of period	$11.04	$15.08	$13.15	$11.99	$10.01
Total return(c) :	(23.72)%	17.01%	10.61%	20.02%	.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$26,501	$26,015	$13,666	$7,573	$3,421
Average net assets (000)	$28,816	$19,510	$10,479	$5,125	$2,226
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	.76%	.76%	.77%	.75%	.75%(f)
Expenses, excluding distribution and service (12b-1) fees	.51%	.51%	.52%	.50%	.50%(f)
Net investment income(loss)	.60%	.22%	(.08)	(.02)%	(.40)%(f)
Portfolio turnover rate	22%	16%	8%	6%	6%(g)

(a) Inception date of Class A shares: March 30, 2004.
(b) Calculated based upon average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .94%, 1.23%, .96%, 1.20% and 4.82% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .69%, .98%, .71%, .95% and 4.57% for the years ended September 30, 2008, 2007, 2006, 2005, and period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been .42%, (.25)%, (.27)%, (.47)% and (4.51)% for the years ended September 30, 2008, 2007, 2006, 2005 and the period eneded September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f) Annualized.
(g) Not annualized.

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Class B Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2008(b)	2007(b)	2006	2005	2004(a),(b)
Net Asset Value, Beginning Of Period	$14.93	$13.05	$11.90	$9.98	$10.00
Income (loss) from investment operations:
Net investment loss	(.02)	(.07)	(.08)	(.07)	(.06)
Net realized and unrealized gain (loss) on investment transactions	(3.49)	2.15	1.24	1.99	.04
Total from investment operations	(3.51)	2.08	1.16	1.92	(.02)
Less Dividends and Distributions:
Dividends from net investment income	(.21)	(.07)	-	-	-
Distributions from net realized gains	(.29)	(.13)	(.01)	-	-
Total dividends and distributions	(.50)	(.20)	(.01)	-	-
Net asset value, end of period	$10.92	$14.93	$13.05	$11.90	$9.98
Total return(c) :	(24.26)%	16.09%	9.95%	19.04%	(.20)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$28,335	$29,171	$19,062	$13,552	$6,585
Average net assets (000)	$31,100	$23,884	$16,203	$10,343	$3,987
Ratios to average net assets(d) :
Expenses,including distribution and service (12b-1) fees	1.51%	1.51%	1.52%	1.50%	1.50%(e)
Expenses, excluding distribution and service (12b-1) fees	.51%	.51%	.52%	.50%	.50%(e)
Net investment loss	(.13)%	(.48)%	(.80)%	(.80)%	(1.15)%(e)

(a) Inception date of Class B shares: March 30, 2004
(b) Calculated based upon average shares outstanding during the period. (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns include the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 1.69%, 1.98%, 1.71%, 1.95% and 5.57% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .69%, .98%, .71%, .95%, and 4.57% for the years ended September 30, 2008, 2007, 2006, 2005, and period ended September 30, 2004, respectively. The net investment loss ratios would have been (.31)%, (.95)%, (.99)%, (1.25)% and (5.09)% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e) Annualized.

90	JennisonDryden Asset Allocation Funds/

Class C Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2008(b)	2007(b)	2006	2005	2004(a),(b)
Net Asset Value, Beginning Of Period	$14.92	$13.04	$11.91	$9.98	$10.00
Income (loss) from investment operations:
Net investment loss	(.02)	(.07)	(.07)	(.07)	(.06)
Net realized and unrealized gain (loss) on investment transactions	(3.47)	2.15	1.21	2.00	.04
Total from investment operations	(3.49)	2.08	1.14	1.93	(.02)
Less Dividends and Distributions:
Dividends from net investment income	(.21)	(.07)	-	-	-
Distributions from net realized gains	(.29)	(.13)	(.01)	-	-
Total dividends and distributions	(.50)	(.20)	(.01)	-	-
Net asset value, end of period	$10.93	$14.92	$13.04	$11.91	$9.98
Total return(c) :	(24.13)%	16.10%	9.68%	19.24%	(.20)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8,135	$8,843	$5,411	$2,746	$1,711
Average net assets (000)	$9,082	$7,282	$3,860	$2,268	$1,282
Ratios to average net assets(d) :
Expenses,including distribution and service (12b-1) fees	1.51%	1.51%	1.52%	1.50%	1.50%(e)
Expenses, excluding distribution and service (12b-1) fees	.51%	.51%	.52%	.50%	.50%(e)
Net investment loss	(.11)%	(.49)%	(.83)%	(.74)%	(1.14)%(e)

(a) Inception date of Class C shares: March 30, 2004
(b) Calculated based upon average shares outstanding during the period.
(c)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. . Total returns include the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than a full year are not annualized
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.69%, 1.98%, 1.71%, 1.95% and 5.57% for the years ended September 30, 2008, 2007, 2006, 2005 and for period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .69%, .98%, .71%, .95%, and 4.57% for the years ended September 30, 2008, 2007, 2006, 2005, and period ended September 30, 2004, respectively. The net investment loss ratios would have been (.29)%, (.96)%, (1.02)%, (1.22)% and (5.46)% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e) Annualized.

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Class R shares (fiscal year ended 9-30-08, fiscal period ended 9-30-07)

Per Share Operating Performance:	2008(b)	2007 (a)(b)
Net asset value, Beginning of Period	$15.04	$13.76
Income (loss) from investment operations:
Net investment income loss	.07	(.06)
Net realized and unrealized gain (loss) on investment transactions	(3.54)	1.34
Total from investment operations	(3.47)	1.28
Less Dividends and Distributions:
Dividends from net investment income	(.24)	-
Distributions from net realized gains	(.29)	-
Total dividends and distributions	(.53)	-
Net asset value, end of period	$11.04	$15.04
Total return(c) :	(23.84)%	9.30%

Ratios/Supplemental Data :
Net assets, end of period (000)	$2	$3
Average net assets (000)	$2	$3
Ratios to average net assets(d) :
Expenses,including distribution and service (12b-1) fees (e)	1.01%	1.01%(f)
Expenses, excluding distribution and service (12b-1) fees	.51%	.51%(f)
Net investment income (loss)	.49%	(.59)(f)

(a)Inception date of Class R shares: January 12, 2007.
(b) Calculated based upon average shares outstanding during the period.
(c)Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns include the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than a full year are not annualized.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 1.19%, and 1.48% for the year ended September 30, 2008 and the period ended September 30, 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .69% and .98% for the year ended September 30, 2008 and period ended September 30, 2007, respectively. The net investment income (loss) ratios would have been .31%, (1.01) % for the year ended September 30, 2008 and the period ended September 30, 2007. Does not include expenses of the investment companies in which the Fund invests.
(e)The distributor of the fund has contractually agreed to limit its distribution and service (12b-1) fee to .50% of 1% of the average net assets of the Class R shares.
(f) Annualized.

92	JennisonDryden Asset Allocation Funds/

Class Z shares (fiscal years ended 9-30)

Per Share Operating Performance:	2008(b)	2007(b)	2006	2005	2004(a),(b)
Net Asset Value, Beginning Of Period	$15.11	$13.18	$12.02	$10.03	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.12	.10	.02	.04	(.01)
Net realized and unrealized gain (loss) on investment transactions	(3.53)	2.14	1.27	2.00	.04
Total from investment operations	(3.41)	2.24	1.29	2.04	.03
Less Dividends and Distributions:
Dividends from net investment income	(.33)	(.18)	(.12)	(.05)	-
Distributions from net realized gains	(.29)	(.13)	(.01)	-	-
Total dividends and distributions	(.62)	(.31)	(.13)	(.05)	-
Net asset value, end of period	$11.08	$15.11	$13.18	$12.02	$10.03
Total return(c) :	(23.44)%	17.23%	10.77%	20.40%	.30%

Ratios/Supplemental Data:
Net assets, end of period (000)	$438	$420	$560	$443	$279
Average net assets (000)	$426	$500	$662	$329	$237
Ratios to average net assets(d) :
Expenses, including distribution and service (12b-1) fees	.51%	.51%	.52%	.50%	.50%(e)
Expenses, excluding distribution and service (12b-1) fees	.51%	.51%	.52%	.50%	.50%(e)
Net investment income (loss)	.88%	.67%	.07%	.28%	(.14)%(e)

(a) Inception date of Class Z shares: March 30, 2004.
(b) Calculated based upon average shares outstanding during the period.
(c)Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns include the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .69%, .98%, .71%, .95% and 4.57% for the years ended September 30, 2008, 2007, 2006, 2005 and for period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .69%, .98%, .71%, .95%, and 4.57% for the years ended September 30, 2008, 2007, 2006, 2005 and period ended September 30, 2004, respectively. The net investment income/(loss) ratio would have been .70%, .19%, (.12)%, (.19)% and (4.67)% for the years ended September, 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e) Annualized.

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JennisonDryden Conservative Allocation Fund
Share Class	A	B	C	R	Z
NASDAQ	JDUAX	JDABX	JDACX	JDCAR	JDAZX
CUSIP	74437E750	74437E743	74437E735	74437E628	74437E784

JennisonDryden Moderate Allocation Fund
Share Class	A	B	C	R	Z
NASDAQ	JDTAX	JDMBX	JDMCX	JDMAR	JDMZX
CUSIP	74437E727	74437E719	74437E693	74437E610	74437E776

JennisonDryden Growth Allocation Fund
Share Class	A	B	C	R	Z
NASDAQ	JDAAX	JDGBX	JDGCX	JDGAR	JDGZX
CUSIP	74437E685	74437E677	74437E669	74437E594	74437E768

94	JennisonDryden Asset Allocation Funds/

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FOR MORE INFORMATION Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.) WEBSITE www.jennisondryden.com	OUTSIDE BROKERS SHOULD CONTACT Prudential Investment Management Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 778-8769

  E-DELIVERY To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
MAIL Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 ELECTRONIC REQUEST publicinfo@sec.gov (The SEC charges a fee to copy documents)	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

MF194A	The Funds' Investment Co. Act File No. 811-07343

The Prudential Investment Portfolios, Inc.

DECEMBER 1, 2008

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) of The Prudential Investment Portfolios, Inc. (the "Funds") is not a prospectus and should be read in conjunction with the Prospectus of the Funds dated December 1, 2008, and can be obtained, without charge, by calling (800) 225-1852 or by writing to the Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-1852. The Funds' Prospectuses are incorporated by reference into this SAI, and this SAI has been incorporated by reference into the Funds' Prospectuses.

The Funds' audited financial statements are incorporated into this SAI by reference to the Funds' 2008 Annual Report (File No.811-07343). You may request a copy of the Annual Report at no charge by calling (800) 225-1852 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

MF172B

PART I

3	PART I
3	INTRODUCTION
3	FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES
4	INVESTMENT RISKS AND CONSIDERATIONS: ACTIVE ALLOCATION FUND
19	INVESTMENT RISKS AND CONSIDERATIONS: GROWTH FUND
32	INVESTMENT RISKS AND CONSIDERATIONS: EQUITY OPPORTUNITY FUND
43	INVESTMENT RESTRICTIONS
46	INFORMATION ABOUT BOARD MEMBERS
52	MANAGEMENT & ADVISORY ARRANGEMENTS
63	OTHER SERVICE PROVIDERS
64	DISTRIBUTION OF FUND SHARES
68	COMPUTATION OF OFFERING PRICE PER SHARE
68	PORTFOLIO TRANSACTIONS & BROKERAGE
72	ADDITIONAL INFORMATION
74	CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
76	FINANCIAL STATEMENTS

77	PART II
77	PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
82	NET ASSET VALUE
83	SHAREHOLDER SERVICES
86	TAXES, DIVIDENDS AND DISTRIBUTIONS
92	DISCLOSURE OF PORTFOLIO HOLDINGS
94	PROXY VOTING
94	CODES OF ETHICS
95	APPENDIX I: DESCRIPTION OF BOND RATINGS
99	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

INTRODUCTION

This Statement of Additional Information ("SAI") sets forth information about the Prudential Investment Portfolios, Inc. (the "Funds"). It provides information about certain of the securities, instruments, policies and strategies that are used by the Funds in seeking to achieve their objectives. This SAI also provides additional information about the Funds' Board of Directors, the advisory services provided to and the management fees paid by the Funds, performance data for the Fund,s and information about other fees paid by and services provided to the Funds.

FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES

The Prudential Investment Portfolios, Inc. (the Company) is an open-end, management investment company consisting of six series. Three of the Company's series are diversified funds: Dryden Active Allocation Fund (Active Allocation Fund), Jennison Growth Fund (Growth Fund) and Jennison Equity Opportunity Fund (Equity Opportunity Fund). Each of the foregoing funds may be referred to herein as a "Fund."

The other three of the Company's series are non-diversified funds: JennisonDryden Conservative Allocation Fund (Conservative Allocation Fund), JennisonDryden Moderate Allocation Fund (Moderate Allocation Fund) and JennisonDryden Growth Allocation Fund (Growth Allocation Fund). Each of the foregoing non-diversified funds will be referred to herein as an "Asset Allocation Fund" and, collectively, as the "Asset Allocation Funds."

Collectively, the Funds and the Asset Allocation Funds are referred to herein as the "PIP Funds" or the "Funds."

The investment objective of the Active Allocation Fund is to seek income and long-term growth of capital. The Active Allocation Fund seeks to achieve this objective by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.

The investment objective of the Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity-related securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment.

The investment objective of the Equity Opportunity Fund is long-term growth of capital. The Equity Opportunity Fund seeks to achieve this objective by investing primarily in common stocks of established companies with growth prospects believed by the Fund to be underappreciated by the market.

The investment objective of the Conservative Allocation Fund is current income and a reasonable level of capital appreciation. The investment objective of the Moderate Allocation Fund is capital appreciation and a reasonable level of current income. The investment objective of the Growth Allocation Fund is long-term capital appreciation. Each Asset Allocation Fund seeks to achieve its objective by investing in a combination of mutual funds in the JennisonDryden mutual fund family (each, an Underlying Fund). Funds like the Asset Allocation Funds are typically referred to as "Funds of Funds" because they invest in other mutual funds. The Asset Allocation Funds may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

Because each Asset Allocation Fund will invest a substantial portion of its assets in the Underlying Funds, each Asset Allocation Fu nd's investment performance is directly related to the investment performance of the Underlying Funds in which it invests. The ability of an Asset Allocation Fund to realize its investment objective will depend upon the extent to which the Underlying Funds realize their respective objectives. A detailed description of the types of instruments in which each Underlying Fund is permitted to invest and related risks is provided in each Underlying Fund's Prospectus and Statement of Additional Information, which are available free of charge by calling 1-800-225-1852.

There can be no assurance that the PIP Funds' investment objectives will be achieved.

The principal investment policies and strategies of the PIP Funds are described in their Prospectuses. In addition, Active Allocation Fund, Growth Fund, and Equity Opportunity Fund may from time to time use the securities, instruments, policies and strategies that are further discussed with respect to each Fund in the following sections, entitled "Investment Risks and Considerations" in seeking to

3

achieve their objectives. Active Allocation Fund, Growth Fund and Equity Opportunity Fund also may invest from time to time in certain types of investments and strategies that or are either not discussed are not identified below as relating to one of the Funds.

Set forth below are specific limitations or restrictions which are applicable to each PIP Fund's investments discussed in the following section:

  Active Allocation Fund may invest up to 5% of its investable assets in collateralized debt obligations (CDOs).

  Active Allocation Fund may invest up to 15% of its investable assets in credit-linked securities.

  Active Allocation Fund may commit up to 33 1/3% of the value of its total assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements.

INVESTMENT RISKS AND CONSIDERATIONS: ACTIVE ALLOCATION FUND

Set forth below are descriptions of some of the types of investments and investment strategies that the Fund may use and the risks and considerations associated with those investments and investment strategies. Please also see the Prospectus and the "Fund Classification, Investment Objectives & Policies" section of this SAI, which discuss the Fund's principal investment objective(s) and identifies certain of the non-principal investments and strategies that may be used.

In this section the term "Manager" includes the Fund's subadviser.

ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-throug h certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments include collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrati ve expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend lar gely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under state or federal securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act). In addition to the normal risks associated with fixed income securities, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

BORROWING AND LEVERAGE. The Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for

The Prudential Investment Portfolios, Inc. 4

borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

The Fund may borrow from time to time, at the investment adviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. The Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. Unless otherwise stated, the Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the de bt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock th at would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the

5

security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible"), (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible") or (iii) a synthetic security manufactured by another part y.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities, suc h as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Fund's objective than alternate investments. For example, the Manager may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example, a Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and under-perform during periods when corporate fix ed-income securities outperform Treasury instruments.

CORPORATE LOANS . Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate." The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent devel ops financial problems, a Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, a Fund becomes a member of the syndicate.

The Prudential Investment Portfolios, Inc. 6

As in the case of junk bonds, the corporate loans in which the Fund may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and junk bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loans will be repaid in full. Corporate loans generally bear in terest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

The Fund may acquire interests in corporate loans by means of a novation, assignment or participation. In a novation, the Fund would succeed to all the rights and obligations of the assigning institution and become a contracting par ty under the credit agreement with respect to the debt obligation. As an alternative, the Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

DEPOSITARY RECEIPTS. The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securit ies markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged.

DERIVATIVES. The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use Derivatives for hedging purposes. The Fund may also use derivatives to seek to enhance returns. The use of a Derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. No Fund may use any Deriva tive to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions

7

from purchasing directly.

A discussion of the risk factors relating to Derivatives is set out in the sub-section entitled "Risk Factors Involving Derivatives."

EXCHANGE-TRADED FUNDS. Certain Funds may invest in Exchange-Traded Funds (ETFs). ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in these Funds' investment strategies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF.

HEDGING. Hedging is a strategy in which a Derivative or security is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collat eral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.

There can be no assurance that the Fund's hedging strategies will be effective or that hedging transactions will be available to a Fund. The Fund is not required to engage in hedging transactions and the Fund may choose not to do so.

SWAP AGREEMENTS. The Fund may enter into swap transactions, including but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, certain Funds may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap transactions are a type of Derivative. Derivatives are further discussed in the sub-sections entitled "Derivatives" and "Risk Factors Involving Derivatives."

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard "swap" transaction, two parties agree to exchange the returns ( or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the Manager and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines approved by the Fund's Board of Directors).

Unless otherwise noted, the Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection "buyer" in a credit default contract

The Prudential Investment Portfolios, Inc. 8

may be obligated to pay the protection "seller" an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and rec over nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

CREDIT LINKED SECURITIES. Among the income producing securities in which the Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such a credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, an d the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

TOTAL RETURN SWAP AGREEMENTS. The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the F und thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive

9

under the total return swap agreement.

Unless otherwise noted, the Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Fund may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an "index"), such as an index of the price of U.S. Treasury securities or an index representative of short term interest rates.

TYPES OF OPTIONS. The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a rela ted clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

CALL OPTIONS. The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of t he option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which the Fund has established cover by segregating liquid instruments on its books. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. Also, with respect to call options written by the Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.

PUT OPTI ONS. The Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

The Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return.

FUTURES. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund

The Prudential Investment Portfolios, Inc. 10

is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of th e futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

The Fund may only write "covered" put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration da te of the "covered" option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of the Fund's assets that can be segregated.

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA. The Manager is not, t herefore, subject to registration or regulation as a "commodity pool operator" under the CEA and the Fund is operated so as not to be deemed to be a "commodity pool" under the regulations of the Commodity Futures Trading Commission.

FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.

The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

RISK FACTORS INVOLVING DERIVATIVES. Derivatives are volatile and involve significant risks, including:

Credit Risk -- the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to a Fund.

Currency Risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like o r at the price that the seller believes the security is currently worth.

The use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not requi re payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

FOREIGN INVESTMENT RISKS

The Fund may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Foreign Market Risk. Foreign securities offer the potential for more diversification than if the Fund invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

11

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their cap ital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash

The Prudential Investment Portfolios, Inc. 12

requirements or incurring capital losses on the sale of illiquid investments. The Fund may invest in securities that are not registered ("restricted securities") under the Securities Act.

Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publi cly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund's ability to conduct portfolio transactions in such securities.

The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Directors. The Directors have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor the Fund's investments in these securities. This investment practice could have the effect o f increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies, including exchange traded funds. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.)

Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d-1-1, 12d1-2 and 12d1-3 promulgated by the Securities and Exchange Commission under the 1940 Act.

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Manager believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

  Junk bonds are issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also maybe lessened by specific issuer developments, or the unavailability of additional financing.

  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.

MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fu nd for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

Mortgage-backed securities can be collateralized by either fixed-rate mortgages or adjustable rate mortgages. Fixed-rate mortgage securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon fixed rate mortgages.

Generally, adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities (FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMs in which each Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk

The Prudential Investment Portfolios, Inc. 14

could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

Most mortgage-backed securities are issued by federal government agencies such as the Government National Mortgage Association ("Ginnie Mae"), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid−2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies' debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Su ch investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

REAL ESTATE INVESTMENT TRUSTS (REITs). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Internal Revenue Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade les s frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund's repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements

15

may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

The Fund may participate in a joint r epurchase agreement account with other investment companies managed by Prudential Investments LLC pursuant to an order of the Securities and Exchange Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified item and price. See "Repurchase Agreements."

The Fund may enter into dollar rolls. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities, the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

SECURITIES LENDING. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1/3 % of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and divi dends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of the Fund. On termination of the loan, the borrower is required to return the securities to a Fund, and any gain or loss in the market price during the loan would inure to the Fund. Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments

The Prudential Investment Portfolios, Inc. 16

received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.

The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Fund is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short and will not be less than the market value of the security, or (2) the Fund must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at a desired price. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on the Fund's records or with its Custodian.

SUPRANATIONAL ENTITIES. The Fund may invest in debt securities of supranational entities. Examples include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. The Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

The Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. No Fund has established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be is sued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

U.S. GOVERNMENT SECURITIES. The Fund may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S.

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Government. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund's shares.

Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Government National Mortgage Association ("GNMA," or "Ginnie Mae"), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") are not backed by the full faith and credit of the U. S. government. Fannie Mae and Freddie Mac each may borrow from the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies' debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on t hese types of securities. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

The Fund may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also inv est in custodial receipts held by a third party that are not U.S. Government securities.

INVESTMENT RISKS AND CONSIDERATIONS: GROWTH FUND

Set forth below are descriptions of some of the types of investments and investment strategies that the Fund may use and the risks and considerations associated with those investments and investment strategies. Please also see the Prospectus and the "Fund Classification, Investment Objectives & Policies" section of this SAI, which discuss the Fund's principal investment objective(s) and identifies certain of the non-principal investments and strategies that may be used.

In this section the term "Manager" includes the Fund's subadviser.

BORROWING AND LEVERAGE. The Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

The Fund may borrow from time to time, at the investment adv iser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. The Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest

The Prudential Investment Portfolios, Inc. 18

income and possible losses upon liquidation. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. Unless otherwise stated, the Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the de bt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock th at would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertibl e only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible"), (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible") or (iii) a synthetic security manufactured by another party.

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Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertibility component"). The fixed income component is achie ved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Fund's objective than alternate investments. For example, the Manager may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund's credit exposure, or w ith a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example, a Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperf orm a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and under-perform during periods when corporate fixed-income securities outperform Treasury instruments.

CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate." The syndicate's agent arranges the corporate loans, holds collateral and accepts payment s of principal and interest. If the agent develops financial problems, a Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, a Fund becomes a member of the syndicate.

As in the case of junk bonds, the corporate loans in which the Fund may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and junk bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over junk bond investors in the event of a deterioratio n in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loans will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate

The Prudential Investment Portfolios, Inc. 20

significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

The Fund may acquire interests in corporate loans by means of a novation, assignment or participation. In a novation, the Fund would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, the Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agre ement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

DEPOSITARY RECEIPTS. The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securit ies markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged.

DERIVATIVES. The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use Derivatives for hedging purposes. The Fund may also use derivatives to seek to enhance returns. The use of a Derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. No Fund may use any Deriva tive to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

A discussion of the risk factors relating to Derivatives is set out in the sub-section entitled "Risk Factors Involving Derivatives."

FOREIGN INVESTMENT RISKS

The Fund may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Foreign Market Risk. Foreign securities offer the potential for more diversification than if the Fund invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities in the United States.

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However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their cap ital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot

The Prudential Investment Portfolios, Inc. 22

foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.

The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

FUTURES. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund's risk of loss through a decline in the market v alue of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures pos ition.

The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

The Fund may only write "covered" put a nd call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initia l margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of the Fund's assets that can be segregated.

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA and the Fund is operated so as not to be deemed to be a "commodity pool" under the regulations of the Commodity Futures Trading Commission.

HEDGING. Hedging is a strategy in which a Derivative or security is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the

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risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.

There can be no assurance that the Fund's hedging strategies will be effective or that hedging transactions will be available to a Fund. The Fund is not required to engage in hedging transactions and the Fund may choose not to do so.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring cap ital losses on the sale of illiquid investments. The Fund may invest in securities that are not registered ("restricted securities") under the Securities Act.

Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publi cly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund's ability to conduct portfolio transactions in such securities.

The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Directors. The Directors have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor the Fund's investments in these securities. This investment practice could have the effect o f increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies, including exchange traded funds. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.)

Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d-1-1, 12d1-2 and 12d1-3 promulgated by the Securities and Exchange Commission under the 1940 Act.

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

The Prudential Investment Portfolios, Inc. 24

MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.

MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fu nd for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

Mortgage-backed securities can be collateralized by either fixed-rate mortgages or adjustable rate mortgages. Fixed-rate mortgage securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon fixed rate mortgages.

Generally, adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities (FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMs in which each Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatilit y of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

Most mortgage-backed securities are issued by federal government agencies such as the Government National Mortgage Association ("Ginnie Mae"), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises are backed only by the credit of the government agency or enterprise and are not backed by the

25

full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid−2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies' debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Su ch investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Fund may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an "index"), such as an index of the price of U.S. Treasury securities or an index representative of short term interest rates.

TYPES OF OPTIONS. The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a rela ted clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

CALL OPTIONS. The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of t he option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which the Fund has established cover by segregating liquid instruments on its books. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. Also, with respect to call options written by the Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.

PUT OPTI ONS. The Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the

The Prudential Investment Portfolios, Inc. 26

put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

The Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return.

REAL ESTATE INVESTMENT TRUSTS (REITs). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Internal Revenue Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade les s frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund's repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purc haser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

The Fund may participate in a joint repurchase agreement account with other investment compani es managed by Prudential Investments LLC pursuant to an order of the Securities and Exchange Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

RISK FACTORS INVOLVING DERIVATIVES. Derivatives are volatile and involve significant risks, including:

Credit Risk -- the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to a Fund.

Currency Risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like o r at the price that the seller believes the security is currently worth.

The use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not requi re payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

SECURITIES LENDING. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1/3 % of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and divi dends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities

27

while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of the Fund. On termination of the loan, the borrower is required to return the securities to a Fund, and any gain or loss in the market price during the loan would inure to the Fund. Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.

The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Fund is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) the Fund must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Fund may also make short sales against-the-box. A short sale against-the-box is a shortsale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exc hangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on the Fund's records or with its Custodian.

SUPRANATIONAL ENTITIES. The Fund may invest in debt securities of supranational entities. Examples include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

SWAP AGREEMENTS. The Fund may enter into swap transactions, including but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, certain Funds may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap transactions are a type of Derivative. Derivatives are further discussed in the sub-sections entitled "Derivatives" and "Risk Factors Involving Derivatives."

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard "swap" transaction, two parties agree to exchange the returns ( or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently the Fund's current obligations (or rights) under a swap agreement will generally be

The Prudential Investment Portfolios, Inc. 28

equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the Manager and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines approved by the Fund's Board of Directors).

Unless otherwise noted, the Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. The Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

The Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

U.S. GOVERNMENT SECURITIES. The Fund may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund's shares.

Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Government National Mortgage Association ("GNMA," or "Ginnie Mae"), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") are not backed by the full faith and credit of the U. S. government. Fannie Mae and Freddie Mac each may borrow from the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies' debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on t hese types of securities. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

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The Fund may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also inv est in custodial receipts held by a third party that are not U.S. Government securities.

WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. No Fund has established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be is sued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

INVESTMENT RISKS AND CONSIDERATIONS: EQUITY OPPORTUNITY FUND

Set forth below are descriptions of some of the types of investments and investment strategies that the Fund may use and the risks and considerations associated with those investments and investment strategies. Please also see the Prospectus and the "Fund Classification, Investment Objectives & Policies" section of this SAI, which discuss the Fund's principal investment objective(s) and identifies certain of the non-principal investments and strategies that may be used.

In this section the term "Manager" includes the Fund's subadviser.

BORROWING AND LEVERAGE. The Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

The Fund may borrow from time to time, at the investment adv iser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. The Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. Unless otherwise stated, the Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total

The Prudential Investment Portfolios, Inc. 30

return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertibl e only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible"), (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible") or (iii) a synthetic security manufactured by another party.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private com pany may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call

31

options, warrants, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Fund's objective than alternate investments. For example, the Manager may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example, a Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and under-perfor m during periods when corporate fixed-income securities outperform Treasury instruments.

CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate." The syndicate's agent arranges the corporate loans, holds collateral and accepts payment s of principal and interest. If the agent develops financial problems, a Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, a Fund becomes a member of the syndicate.

As in the case of junk bonds, the corporate loans in which the Fund may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and junk bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over junk bond investors in the event of a deterioratio n in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loans will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.
< br>The Fund may acquire interests in corporate loans by means of a novation, assignment or participation. In a novation, the Fund would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, the Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt

The Prudential Investment Portfolios, Inc. 32

obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

DEPOSITARY RECEIPTS. The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securit ies markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged.

DERIVATIVES. The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use Derivatives for hedging purposes. The Fund may also use derivatives to seek to enhance returns. The use of a Derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. No Fund may use any Deriva tive to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

A discussion of the risk factors relating to Derivatives is set out in the sub-section entitled "Risk Factors Involving Derivatives."

FOREIGN INVESTMENT RISKS

The Fund may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Foreign Market Risk. Foreign securities offer the potential for more diversification than if the Fund invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading

33

patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political an d social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.

The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in

The Prudential Investment Portfolios, Inc. 34

which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

FUTURES. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund's risk of loss through a decline in the market v alue of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures pos ition.

The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

The Fund may only write "covered" put a nd call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initia l margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of the Fund's assets that can be segregated.

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA and the Fund is operated so as not to be deemed to be a "commodity pool" under the regulations of the Commodity Futures Trading Commission.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring cap ital losses on the sale of illiquid investments. The Fund may invest in securities that are not registered ("restricted securities") under the Securities Act.

Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading

35

market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may invol ve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund's ability to conduct portfolio transactions in such securities.

The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Directors. The Directors have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor the Fund's investments in these securities. This investment practice could have the effect o f increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies, including exchange traded funds. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.)

Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d-1-1, 12d1-2 and 12d1-3 promulgated by the Securities and Exchange Commission under the 1940 Act.

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Fund may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an "index"), such as an index of the price of U.S. Treasury securities or an index representative of short term interest rates.

TYPES OF OPTIONS. The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a rela ted clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

The Prudential Investment Portfolios, Inc. 36

CALL OPTIONS. The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which the Fund has established cover by segregating liquid instruments on its books. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A cl osing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. Also, with respect to call options written by the Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.

PUT OPTIONS. The Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

The Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, li quid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return.

REAL ESTATE INVESTMENT TRUSTS (REITs). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Internal Revenue Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade les s frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the

37

REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund's repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purc haser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

The Fund may participate in a joint repurchase agreement account with other investment compani es managed by Prudential Investments LLC pursuant to an order of the Securities and Exchange Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

RISK FACTORS INVOLVING DERIVATIVES. Derivatives are volatile and involve significant risks, including:

Credit Risk -- the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to a Fund.

Currency Risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like o r at the price that the seller believes the security is currently worth.

The use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

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Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not requi re payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

SECURITIES LENDING. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1/3 % of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and divi dends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of the Fund. On termination of the loan, the borrower is required to return the securities to a Fund, and any gain or loss in the market price during the loan would inure to the Fund. Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.

The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Fund is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) the Fund must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the

39

security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Fund may also make short sales against-the-box. A short sale against-the-box is a shortsale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on the Fund's records or with its Custodian.

SUPRANATIONAL ENTITIES. The Fund may invest in debt securities of supranational entities. Examples include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

SWAP AGREEMENTS. The Fund may enter into swap transactions, including but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, certain Funds may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap transactions are a type of Derivative. Derivatives are further discussed in the sub-sections entitled "Derivatives" and "Risk Factors Involving Derivatives."

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard "swap" transaction, two parties agree to exchange the returns ( or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the Manager and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines approved by the Fund's Board of Directors).

Unless otherwise noted, the Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. The Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

The Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

U.S. GOVERNMENT SECURITIES. The Fund may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S.

The Prudential Investment Portfolios, Inc. 40

Government. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund's shares.

Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Government National Mortgage Association ("GNMA," or "Ginnie Mae"), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") are not backed by the full faith and credit of the U. S. government. Fannie Mae and Freddie Mac each may borrow from the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies' debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on t hese types of securities. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

The Fund may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also inv est in custodial receipts held by a third party that are not U.S. Government securities.

WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. No Fund has established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be is sued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

INVESTMENT RESTRICTIONS

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Set forth below are the fundamental policies of the PIP Funds. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the applicable PIP Fund's outstanding voting securities. A "majority of a PIP Fund's outstanding voting securities", when used in this SAI, means with respect to each PIP Fund, the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

Each Fund (other than the Asset Allocation Funds) may not:

1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

Each Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

For purposes of Investment Restriction 1, a Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

Each Asset Allocation Fund may not:

The Prudential Investment Portfolios, Inc. 42

1. Issue senior securities or borrow money or pledge its assets, except as permitted by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

3. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

4. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund may purchase restricted securities without limit.

6. The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

For a description of the fundamental investment restrictions of the Underlying Funds, please see each Underlying Fund's SAI, which is available free of charge by telephoning (800) 225-1852.

Although not fundamental, the PIP Funds have the following additional investment restrictions:

Each PIP Fund may not:

1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that the Active Allocation Fund may have up to 5% of its total assets allocated to uncovered short sales. Short sales "against the box" are not subject to this limitation.

3. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have

43

invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

4. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs. (This restriction does not apply to the Active Allocation Fund.)

5. Purchase more than 10% of all outstanding voting securities of any one issuer.

6. Notwithstanding Investment Restriction 4 above, so long as a Fund is also an Underlying Fund for an Asset Allocation Portfolio, it may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

The Equity Opportunity Fund will provide 60 days' prior written notice to shareholders of a change in the Equity Opportunity Fund's non-fundamental policy of investing at least 80% of its investable assets in the type of investments suggested by its name.

In addition to the foregoing fundamental restrictions, each Asset Allocation Fund operates under the following non-fundamental policies, which may be changed by the Board without shareholder approval:

Each Asset Allocation Fund may invest up to 100% of its respective total assets in shares of affiliated mutual funds in accordance with its investment objective and policies.

Notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the respective Fund.

Notwithstanding the foregoing fundamental and non-fundamental investment restrictions of the Asset Allocation Funds, the Underlying Funds in which the Asset Allocation Funds may have adopted certain investment restrictions which may be more or less restrictive than those listed above and which may permit an Asset Allocation Fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an Underlying Fund are located in the SAI of that Underlying Fund, which can be obtained by calling (800) 225-1852.

INFORMATION ABOUT BOARD MEMBERS

Information about Fund Directors/Trustees (referred to herein as "Board Members") and Officers is set forth below. Board Members who are not deemed to be "interested persons" of a Fund, as defined in the 1940 Act, are referred to as "Independent Board Members." Board Members who are deemed to be "interested persons" of a Fund are referred to as "Interested Board Members." The Board Members are responsible for the overall supervision of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 63	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008)
Linda W. Bynoe (56) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co (broker-dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director of Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).
David E.A. Carson (74) Board Member Portfolios Overseen: 63	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People's Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.

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Robert E. La Blanc (74) Board Member Portfolios Overseen: 63	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).
Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 63	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 63	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Note to Independent Board Member Biography Table: Peter Bynoe, spouse of independent Board Member Linda Bynoe, is a partner in the law firm of DLA Piper. DLA Piper serves as Maryland counsel to the Fund, and DLA Piper has also been retained by various Prudential entities (other than Prudential Investments LLC) to provide legal counsel on matters unrelated to the Fund. Mr. Bynoe has not personally provided legal services to the Fund or Prudential, and it is not expected that he will do so in the future.

During each of the two most recently completed calendar years, the amounts paid by the Fund to DLA Piper did not exceed $120,000. During each of the two most recently completed calendar years, the amounts paid by Prudential entities to DLA Piper, in the aggregate, totalled approximately $17,000 and $2.3 million during 2007 and 2006, respectively.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 63	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.
Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 147	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

1 The year in which each individual joined the Fund's Board is as follows:
Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

45

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (50) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).
Andrew R. French (45) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).
Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes interested Board Members who also serve as President or Vice President.

1 The year in which each individual became an Officer of the Fund is as follows:
Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

The Prudential Investment Portfolios, Inc. 46

Explanatory Notes to Tables:

  Board Members are deemed to be "Interested," as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

  Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

  There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

  "Other Directorships Held" includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the Exchange Act) (that is, "public companies") or other investment companies registered under the 1940 Act.

  "Portfolios Overseen" includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Funds, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.

Compensation of Board Members and Officers. Pursuant to a Management Agreement with each Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Board Members.

Each Fund pays each of its Independent Board Members annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.

Independent Board Members may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, a Fund accrues deferred Board Members' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. A Fund's obligation to make payments of deferred Board Members' fees, together with interest thereon, is a general obligation of the Fund. No Fund has a retirement or pension plan for its Board Members.

The following table sets forth the aggregate compensation paid by the indicated Fund for the most recently completed fiscal year to the Independent Board Members for service on the Fund Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are "interested persons" of the Fund (as defined in the 1940 Act) do not receive compensation from PI-managed funds and therefore are not shown in the following table.

Compensation Received by Independent Board Members
Name***	Aggregate Fiscal Year Compensation from Funds	Pension or Retirement Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year
Kevin J. Bannon	$4,200	NONE	NONE	NONE
Linda W. Bynoe**	$19,720	NONE	NONE	$180,000(33/59)*
David E.A. Carson	$18,900	NONE	NONE	$191,000(37/63)*
Michael S. Hyland	$4,200	NONE	NONE	NONE
Robert E. La Blanc	$18,030	NONE	NONE	$174,000(35/61)*
Douglas H. McCorkindale**	$17,890	NONE	NONE	$173,000(33/59)*
Stephen P. Munn	$4,200	NONE	NONE	NONE
Richard A. Redeker	$19,240	NONE	NONE	$184,000(34/60)*
Robin B. Smith**	$20,490	NONE	NONE	$194,000(35/61)*
Stephen G. Stoneburn**	$18,500	NONE	NONE	$180,000(35/61)*
Clay T. Whitehead (1)	$14,080	NONE	NONE	$179,000(35/61)*

(1) Mr. Whitehead retired from the Board effective as of July 1, 2008.

47

Explanatory Notes to Board Member Compensation Table

*Shows number of funds/portfolios in existence as of the most recently completed calendar year, excluding funds that have merged into another fund or liquidated during the year.
**Although the last column shows the total amount paid to Board Members from the PI-managed funds during the most recently completed calendar year, such compensation was deferred at the request of certain Board Members, in total, or in part, under the Fund's deferred fee agreement. The earnings in 2007 on amounts deferred through the end of the most recently completed calendar year amounted to $73,339, $449,801, $103,030 and $501,011 for Ms. Bynoe, and Messrs. McCorkindale and Stoneburn and Ms. Smith, respectively.
***Board Members and officers who are "interested persons" of the Fund(s) (as defined in the 1940 Act) do not receive compensation from the Fund(s) and therefore are not shown in the compensation table.

Board Committees . The Board of Directors of the Fund (the Board) has established three standing committees in connection with governance of the Fund—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee:
The Audit Committee consists of Messrs. Carson (Chair), La Blanc, Bannon, and Munn, and Ms. Bynoe and Ms. Smith (ex-officio). The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund(s)' auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds, provided that the engagement of th e independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.

Nominating and Governance Committee:
The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. McCorkindale, Mr. Stoneburn, Mr. Hyland, and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Fund's website.

JennisonDryden and Target Investment Committees:
In September 2005, the Board of each Fund in the Prudential retail mutual funds complex formed joint committees to review the performance of each Fund in the fund complex. The JennisonDryden Investment Committee reviews the performance of each Fund whose subadvisers are affiliates of the Manager, while the Target Investment Committee reviews the performance of funds whose subadvisers are not affiliates of the Manager. Each Committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two Committees. In addition, Ms. Rice and Mr. Gunia, the two Interested Board Members, each sit on a Committee.

The JennisonDryden Investment Committee consists of Mses. Bynoe (Chair) and Rice and Messrs. Carson, Stoneburn, Bannon and Munn. The Target Investment Committee consists of Messrs. La Blanc, Gunia, McCorkindale (Chair), Redeker, Hyland and Ms. Smith (ex-officio). The number of JennisonDryden and Target Investment Committees held during the Fund's most recently completed fiscal year is set forth in the table below.

Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees,

The Prudential Investment Portfolios, Inc. 48

the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Commission rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case in care of the specified Fund(s), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommen dation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person." Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Board Committee Meetings (for most recently completed fiscal year)
Fund Name	Audit Committee	Nominating & Governance Committee	JennisonDryden Investment Committee
The Prudential Investment Portfolios, Inc.	5	6	5

Share Ownership . Information relating to each Board Member's Fund share ownership and in all registered funds in the PI-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.

Board Member Share Ownership: Independent Board Members
Name	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Kevin J. Bannon	None	None
Linda W. Bynoe	None	Over $100,000
David E.A. Carson	None	Over $100,000
Michael S. Hyland	None	None
Robert E. La Blanc	None	Over $100,000
Douglas H. McCorkindale	None	Over $100,000
Stephen P. Munn	None	None
Richard A. Redeker	Over $100,000	Over $100,000
Robin B. Smith	$50,001-$100,000	Over $100,000
Stephen G. Stoneburn	Over $100,000	Over $100,000
Board Member Share Ownership: Interested Board Members
Judy A. Rice	Over $100,000	Over $100,000
Robert F. Gunia	$10,001-$50,000	Over $100,000

None of the Independent Board Members, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund(s) or a person (other than a registered investment company) directly or

49

indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund(s) as of the most recently completed calendar year.

Shareholder Communications with Board Members. Shareholders can communicate directly with Board Members by writing to the Chair of the Board, c/o the Fund, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.

MANAGEMENT & ADVISORY ARRANGEMENTS

Manager. The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the JennisonDryden and Strategic Partners mutual funds. See "How the Fund is Managed--Manager" in the Fund's Prospectus. As of August 31, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $107.3 billion.

PI is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden and Strategic Partners mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.

Pursuant to a Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of each Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers the Fund's corporate affairs and, in connection th erewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodian (the Custodian) and PMFS. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

  the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Independent Board Members;

  all expenses incurred by the Manager or a Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

  the fees, costs and expenses payable to any investment subadviser(s) pursuant to a Subadvisory Agreement(s) between PI and such investment subadviser(s).

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses:

  the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;

  the fees and expenses of Independent Board Members;

  the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;

  the charges and expenses of the Fund's legal counsel and independent auditors;

  brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;

  all taxes and corporate fees payable by the Fund to governmental agencies;

  the fees of any trade associations of which the Fund may be a member;

  the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;

  the cost of fidelity, directors and officers and errors and omissions insurance;

The Prudential Investment Portfolios, Inc. 50

  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;

  allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports and notices to shareholders; and

  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under the Management Agreement are computed daily and paid monthly. The table below sets forth the applicable fee rate and the management fees received by PI from the Fund for the indicated fiscal years.

51

Management Fees Paid by the Funds
	Fee Rate	2008	2007	2006
Growth Fund	0.60% to and including $300 million; 0.575% on next $2.7 billion; 0.555% over $3 billion	$15,043,317	$17,026,495	$17,923,689
Equity Opportunity Fund	0.60% to and including $300 million; 0.575% over $300 million	$2,735,283	$3,482,749	$4,184,580
Active Allocation Fund	0.65% to and including $1 billion; 0.60% over $1 billion	$4,049,232	$4,485,701	$4,299,274
Asset Allocation Funds	0.20 of 1% (for each Asset Allocation Fund)	- $99,342 (Conservative Allocation Fund) - $223,541 (Moderate Allocation Fund) - $138,841 (Growth Allocation Fund)	- $63,419 (Conservative Allocation Fund) - $173,527 (Moderate Allocation Fund) - $102,354 (Growth Allocation Fund)	- $39,521 (Conservative Allocation Fund) - $120,159 (Moderate Allocation Fund) - $62,408 (Growth Allocation Fund)

Subadviser(s) . PI has entered into a Subadvisory Agreement with the Fund(s) investment subadviser (Subadviser(s)). The Subadvisory Agreement(s) provides that the Subadviser(s) will furnish investment advisory services in connection with the management of each Fund. In connection therewith, the Subadviser(s) is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement(s), the Subadviser(s), subject to the supervision of PI, is responsible for managing the assets of a Fund in accordance with the Fund's investment objectives, investment program and policies. The Subadviser(s) determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services.

As discussed in the Prospectus, PI employs the Subadviser(s) under a "manager of managers" structure that allows PI to replace the Subadviser(s) or amend a Subadvisory Agreement(s) without seeking shareholder approval. The Subadvisory Agreement(s) provide that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement(s) may be terminated by a Fund, PI, or the Subadviser(s) upon not more than 60 days nor less than 30 days written notice. The Subadvisory Agreement provides that it will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The tables below sets forth the applicable fee rate(s) and the subadvisory fees received by the Subadviser(s) from PI for the indicated fiscal years:

The Prudential Investment Portfolios, Inc. 52

Subadvisory Fees Paid by PI
	Subadviser	Fee Rate	2008	2007	2006
Jennison Growth Fund	Jennison Associates LLC (Jennison)	0.30% to and including $300 million; 0.25% over $300 million	$6,657,964	$7,520,469	$7,922,132
Jennison Equity Opportunity Fund	Jennison	0.30% to and including $300 million; 0.25% over $300 million	$1,306,645	$1,631,664	$1,936,776
Dryden Active Allocation Fund (Fixed Income Portion)	Prudential Investment Management, Inc. (PIM)	0.325% to and including $1 billion; 0.285% over $1 billion	$717,504	$2,242,850	$729,713
Dryden Active Allocation Fund (Equity Portion)	Quantitative Management Associates LLC (QMA)	0.325% to and including $1 billion; 0.285% over $1 billion	$1,307,112	$2,242,851	$1,419,924
JennisonDryden Asset Allocation Funds	QMA	0.05%	- $24,765 (Conservative Allocation Fund) - $55,728 (Moderate Allocation Fund) - $34,710 (Growth Allocation Fund)	- $15,855 (Conservative Allocation Fund) - $43,381 (Moderate Allocation Fund) - $25,588 (Growth Allocation Fund)	- $9,880 (Conservative Allocation Fund) - $30,039 (Moderate Allocation Fund) - $15,602 (Growth Allocation Fund)

Additional Information About the Portfolio Managers -- Other Accounts and Ownership of Fund Securities. The following tables set forth information about the indicated Fund(s) and accounts other than the Fund(s) for which the Fund(s') portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund(s') most recently completed fiscal year. The tables show, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface.

The tables also set forth the dollar range of equity securities of the Fund(s) beneficially owned by the portfolio manager(s) as of the Fund(s') most recently completed fiscal year unless noted otherwise.

53

Portfolio Managers: Information About Other Accounts
Fund	Subadviser	Portfolio Manager	Registered Investment Companies ($ in '000s)	Other Pooled Investment Vehicles ($ in '000s)	Other Accounts ($ in '000s)	Ownership of Fund Securities
Jennison Growth Fund	Jennison Associates LLC (Jennison)	Michael A. Del Balso	12/6,482,209	5/1,009,226	9/821,739**	None
		Kathleen A. McCarragher	14/6,246,897****** 1/1,187,970*	3/226,210******	43/4,526,595******	None
		Spiros "Sig" Segalas	16/15,429,924******	2/202,147****** 3/113,758*	9/1,750,372****** 1/26,331*	None
Jennison Equity Opportunity Fund	Jennison	Mark G. DeFranco	1/139,532******	3/295,102****** 1/34,851*	10/852,002**, ******	$500,001 - $1,000,000
		Brian M. Gillott	1/139,532******	3/295,102****** 1/34,851*	10/852,002**, ******	$500,001 - $1,000,000
Dryden Active Allocation Fund	Prudential Investment Management, Inc. (PIM)	Kay T. Willcox	4/$2,180,138	12/$3,789,915	25/$7,498,116	None
		Malcolm Dalrymple	7/$890,548	9/$636,757	7/$890,548	None
	Quantitative Management Associates LLC (QMA)	Margaret S. Stumpp, PhD*****	48/$30,068,619,342	31/$5,699,633,241	123/$19,546,698,971 15/$5,207,690,021	None
		Stacie L. Mintz*****	45/$29,675,489,496	28/$5,296,878,160	114/$17,796,166,480 15/$5,207,690,021	None
JennisonDryden Asset Allocation Funds	QMA	Ted Lockwood****	43/$29,956,732,675	28/$5,296,878,160	115/$17,868,222,259 15/$5,207,690,021	None
		Joel M. Kallman, CFA*****	18/$21,548,770,088	1/$31,456,539	50/$3,989,144,564	None

*The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager. **Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios. ***"QMA Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. ****"QMA Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), and accounts of affiliates. *****Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to -day management of the account). ******Excludes performance fee accounts.

Additional Information About the Portfolio Managers -- Compensation and Conflicts of Interest. Set forth below, for each portfolio manager, is an explanation of the structure of, and methods used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of a Fund's investments and investments in other accounts.

Jennison Associates LLC

Compensation
Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross of fee pre-tax performance of various mutual funds, of which nearly all of the equity options are managed by Jennison, and composites of accounts managed by Jennison, which may include accounts managed for unregistered products.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors will be reviewed for each of the portfolio managers to the Jennison Growth Fund:

  One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to market conditions, pre-determined passive indices, such as the Russell 1000 R Growth Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

The Prudential Investment Portfolios, Inc. 54

The following factors will be reviewed for Mark G. DeFranco and Brian M. Gillott, portfolio managers to the Equity Opportunity Fund:

  One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to market conditions, pre-determined passive indices, such as the Standard & Poor's 500 Composite Stock Price Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

  The investment professional's contribution to client portfolios' pre-tax one and three year performance from the investment professional's recommended stocks relative to market conditions, the strategy's passive benchmarks, such as the Standard & Poor's 500 Composite Stock Index, and the investment professional's respective coverage universes.

In addition, the following factors, listed in order of importance, will be reviewed for all portfolio managers to the Jennison Growth Fund and Equity Opportunity Fund:

  Historical and long-term business potential of the product strategies;

  Qualitative factors such as teamwork and responsiveness; and

  Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients may differ depending upon a member of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager's compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager's management, there could be an

55

incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager's compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Prudential Investment Management, Inc.
Compensation

Prudential Investment Management, Inc.'s Fixed Income unit ("PIM Fixed Income") seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. PIM Fixed Income's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The long-term incentive grant is generally divided between restricted stock of Prudential Financial, providing investment professionals with an ownership stake, and interests in a phantom stock plan pursuant to which investment professionals are compensated based upon the three-year growth of certain portions of PIM Fixed Income's asset management business. Investment p rofessionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual. Investment professionals' annual cash bonus is paid from an annual incentive pool. The size of the annual incentive pool is determined quantitatively based on three factors:

1) Investment performance (pre-tax) of all portfolios managed by PIM-Fixed Income, in the aggregate, which affect the size of the annual incentive pool. Performance of the portfolios is judged versus the benchmarks against which each of the portfolios is managed or versus the performance of appropriate market peer groups. These portfolios are managed utilizing a variety of strategies and against benchmarks appropriate for each portfolio, 2) PIM Fixed Income's business results as measured by financial indicators such as revenue growth, operating income growth and return on required equity, and 3) market-based data indicating trends and levels of overall compensation in the asset management industry in a given year.

A portfolio manager's long-term incentive grant of phantom stock units and restricted Prudential Financial stock is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual. The value of the phantom stock units will reflect the three-year growth of certain portions of PIM Fixed Income's asset management business but will exclude from this calculation the growth of PI-managed mutual funds.

PIM Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness. Each investment professional's incentive compensation payment, including the annual bonus and long-term incentive grant from the incentive pool, is primarily determined by how significantly he or she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization. The performance of each Fund is judged against the applicable Lipper performance peer group/peer universe, as part of this process.

Conflicts of Interest

PIM is an indirect, wholly-owned subsidiary of Prudential Financial. PIM is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PIM's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

A portion of PIM Fixed Income's long-term incentive grant includes phantom stock units, the value of which reflects the three-year growth of certain portions of PIM Fixed Income's asset management business. The calculation of growth does not include the growth of PI-managed mutual funds. A portfolio manager may face a conflict of interest given that a piece of his or her long-term compensation is not affected by the growth of PI-managed mutual funds, including this fund. A portfolio manager's compensation may be affected as discussed above by the performance of the mutual funds he or she manages.

The Prudential Investment Portfolios, Inc. 56

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PIM's relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. This can occur particularly with respect to fixed income investments because PIM has a bank loan unit that often invests in private loans that require the issuer to provide material, non-public information. PIM generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM's fixed income unit has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PIM develop and may publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security, issuer or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PIM's affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

PIM may cause securities transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably amon g the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at prices which may be different. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate acco unts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.

Large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

PIM and its affiliates manage certain funds, including hedge funds, that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund. PIM and/or certain of its affiliates may have an interest in such funds. PIM and its affiliates have implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

For example, the accounts may at times be precluded from taking positions over-weighted versus an index in securities and other instruments in which one or more of the funds hold short positions. Lending, borrowing and other financing opportunities with respect to securities for which the market is paying a premium rate over normal market rates and for which there may be limited additional demand will be allocated to the accounts prior to allocating the opportunities to such funds.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant

57

regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Prudential Financial and the general account of The Prudential Insurance Company of America ("PICA") may at times have various levels of financial or other interests in companies whose securities may be purchased or sold in PIM's client accounts, including the Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PIM may invest Fund assets in the securities of companies with which PIM or an affiliate of PIM has a fina ncial relationship, including investment in the securities of companies that are advisory clients of PIM.

It is anticipated that there will be situations in which the interests of the Fund in a portfolio company may conflict with the interests of one or more affiliated accounts of PIM or other client accounts managed by PIM or its affiliates. This may occur because PIM affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the Fund, but at different levels in the capital structure. Investment by PIM affiliated accounts at different levels to that of the Fund in the capital structure of a portfolio company presents inherent conflicts of interest between the PIM affiliated accounts and the Fund.

For example, in the event of restructuring or insolvency, the holders of senior debt may exercise remedies and take other actions that are not in the interest of or are adverse to holders of junior debt. Similarly, a PIM affiliated account might hold secured d ebt of an issuer whose public unsecured debt is held by the Fund. Such conflicts may also exist among client accounts managed by PIM or its affiliates. While these conflicts cannot be eliminated, PIM has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of the Fund are originated and managed in its best interests.

In addition, portfolio managers may advise PIM affiliated accounts. PIM's portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, PIM has procedures designed to ensure that -- including to the extent that client accounts are managed differently from PIM affiliated accounts -- each of the client accounts and each affiliated account is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with PIM's fiduciary obligations. These procedures include supervisory review procedures.

Potential conflicts of interest may exist where PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account based upon numerous factors (including, investment objectives, investment strategies or restrictions), while other accounts may take the opposite position in the security in accordance with that accounts' investment objectives, investment strategies and restrictions. PIM periodically conducts reviews of these accounts and assesses the appropriateness of these differing positions.

Finally, because of the substantial size of PICA's general account, trading by PICA's general account in certain securities, particularly certain fixed income securities, may result in market changes in response to trades. Although PIM expects that PICA's general account will execute transactions that will move a market in a security infrequently, and gener ally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PIM follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers. PIM has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests. However, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Quantitative Management Associates LLC (QMA)

Compensation

QMA'sinvestment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

The Prudential Investment Portfolios, Inc. 58

An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is not based on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA). Rather, the incentive compensation of each investment professional is primarily determined based on such person's contribution to QMA's goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person's qualitative contributions to the organization. An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the va lue of the grant consists of stock options and restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). The long-term incentive grants are subject to vesting requirements.

The size of the annual cash bonus pool available for individual grants is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of composites representing QMA's various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which our strategies are managed, and 2) business results as measured by QMA's pre-tax income.

The size of the annual long-term incentive pool available for individual grants is determined based on a percentage of the total compensation of QMA's eligible employees for the prior year.

Conflicts of Interest

QMA is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedure s designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA's relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for its clients. QMA generally is able to avoid a variety of pote ntial conflicts due to the possession of material, non-public information by maintaining an "Information Barrier" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for a client and an affiliated entity may be selling or recommending a sale of the same security or other securities of the same issuer. Conversely, QMA may be selling a security for a client and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as QMA at the same time. It is the policy of QMA not to engage in principal transactions with affiliated broker-dealers for unaffiliated institutional accounts managed by QMA.

QMA may cause securities transactions to be executed for a client's account concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts.

QMA may provide to non-discretionary clients the same model investment portfolios that it uses to manage discretionary client accounts. Delivery of the model portfolios to non-discretionary clients may be prior to or after execution of trades for discretionary accounts utilizing the same model. The discretionary clients may be disadvantaged where QMA initiates trading for such clients after

59

it delivers the model investment portfolio to the non-discretionary clients, or vice versa. QMA believes the potential market impact of trading based on the model is unlikely to be significant given that the model typically calls for small trades.

QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices which may be different. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. QMA's proxy voting committee oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA's proprietary accounts and accounts of other affiliates of QMA (collectively, the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or inves tments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure or an Affiliated Account might hold secured debt of an issuer whose public unsecured debt is held by QMA's client. Such conflicts may also exist among client accounts managed by QMA or its affiliates. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are managed in their best interests.

In addition, portfolio managers may advise Affiliated Accounts. The value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the "LT Accounts") over a defined time period. As a result of (i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these po tential or actual conflicts of interests;

The Prudential Investment Portfolios, Inc. 60

however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

OTHER SERVICE PROVIDERS

Custodian. The Bank of New York Mellon (BNY), One Wall Street, New York, New York 10286, serves as Custodian for the Fund(s') portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Fund(s). Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent. Prudential Mutual Fund Services (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Fund and is reimbursed for its transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

The Fund's Board has appointed PNC Global Investment Servicing (U.S.) Inc. (PNC) as sub-transfer agent to the Fund. PMFS has contracted with PNC, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to PMFS. PMFS will compensate PNC for such services.

For the most recently completed fiscal year, the Fund incurred the following approximate amount of fees for services provided by PMFS:

Fees Paid to PMFS
Fund Name	Amount
Jennison Growth Fund	$2,224,500
Jennison Equity Opportunity Fund	$284,175
Dryden Active Allocation Fund	$447,000
JennisonDryden Conservative Allocation Fund	$15,700
JennisonDryden Moderate Allocation Fund	$43,800
JennisonDryden Growth Allocation Fund	$42,500

Independent Registered Public Accounting Firm. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as independent registered public accounting firm for the fiscal years ended September 30, 2008, 2007, 2006, 2005 and 2004 and in that capacity will audit the annual financial statements for the next fiscal year.

61

DISTRIBUTION OF FUND SHARES

Distributor. Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Funds. The Distributor is a subsidiary of Prudential.

Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan, the Class C Plan, the Class L Plan, the Class M Plan, the Class X Plan, and the Class R Plan, collectively, the Plans) adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing a Fund's Class A, Class B, Class C, Class L, Class M, Class X and Class R shares. The Distributor also incurs the expenses of distributing a Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed or paid for by a Fund.

NOTE: CLASS L, CLASS M, CLASS X SHARES ARE OFFERED ONLY BY DRYDEN ACTIVE ALLOCATION FUND.

The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

Under the Plans, each Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, a Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of Fund shares and the maintenance of related shareholder accounts.

Distribution expenses attributable to the sale of Class A, Class B, Class C, Class L, Class M, Class X and Class R shares of a Fund are allocated to each such class based upon the ratio of sales of each such class to the combined sales of Class A, Class B, Class C, Class L, Class M, Class X and Class R shares of a Fund, other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

Each Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in any of the Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board will review, at least quarterly, a written report of the distribution expenses incurred on behalf of each class of shares of a Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

Pursuant to the Distribution Agreement, a Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

In addition to distribution and service fees paid by a Fund under the Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Class A Sales Charge and Distribution Expense Information. Under the Class A Plan, a Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for

The Prudential Investment Portfolios, Inc. 62

personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Prospectus discusses any contractual or voluntary fee waivers that may be in effect. In addition, if you purchase $1 million or more of Class A shares, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans).

For the most recently completed fiscal year, the Distributor received payments under the Class A Plan. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the most recently completed fiscal year, the Distributor also received initial sales charges and proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class A Shares. The amounts received by the Distributor are detailed in the table below.

Class B and Class C Sales Charge and Distribution Expense Information. Under the Class B and Class C Plans, a Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide that (1) .25 of 1% of the average daily net assets of the shares may be paid as a service fee and (2) .75 of 1% (not including the service fee) of the average daily net assets of the shares (asset based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Prospectus discusses any voluntary or contractual fee waivers that may be in effect. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

For the most recently completed fiscal year, the Distributor received payments under the Class B and C Plans. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class B and Class C shares. For the most recently completed fiscal year, the Distributor also received the proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class B and Class C shares. The amounts received and spent by the Distributor are detailed in the tables below.

Class L Sales Charge and Distribution Expense Information. Under the Class L Plan, the Fund pays the Distributor at an annual rate of 0.50% of the Fund's average daily net assets attributable to the Class L shares. The Class L Plan provides that (1) up to .25% of the average daily net assets of the Class L shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25%) may not exceed .50% of the average daily net assets of the Class L shares. The amounts received and spent by the Distributor are detailed in the table below.

Class M, Class X and Class R Sales Charge and Distribution Expense Information. Under the Class M and Class X Plans, the Fund pays the Distributor for its distribution-related expenses with respect to these shares at an annual rate of up to 1% of the average daily net assets of each of the applicable shares. The Class M and Class X Plans provide that (1) up to .25% of the average daily net assets of the Class M and Class X shares, respectively, may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25%) may not exceed 1.00% of the average daily net assets of the Class M and Class X shares, respectively.

Under the Class R Plan, the Fund may pay the Distributor for its distribution-related expenses with respect to Class R shares at an annual rate of up to .75 of 1% of the average daily net assets of Class R shares. The Class R Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class R shares may be used as a service fee and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .75 of 1% of the average daily net assets of the Class R shares. The Prospectus discusses any contractual or voluntary fee waivers that may be in effect. The amounts received by the Distributor are detailed in the table below.

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Payments Received by the Distributor--Jennison Growth Fund
Class A Distribution and service (12b-1) fees	$3,865,308
Class A Initial Sales Charges	$336,800
Class A Contingent Deferred Sales Charges (CDSC's)	$2,800

The Prudential Investment Portfolios, Inc. 64

Class B Distribution and service (12b-1) fees	$1,279,767
Class B Contingent Deferred Sales Charges (CDSC's)	$176,300
Class C Distribution and service (12b-1) fees	$709,891
Class C Contingent Deferred Sales Charges (CDSC's)	$4,400
Class R Distribution and service (12b-1) fees	$15,827

Payments Received by the Distributor --Jennison Equity Opportunity Fund
Class A Distribution and service (12b-1) fees	$763,061
Class A Initial Sales Charges	$106,600
Class A Contingent Deferred Sales Charges (CDSC's)	$700
Class B Distribution and service (12b-1) fees	$921,841
Class B Contingent Deferred Sales Charges (CDSC's)	$90,900
Class C Distribution and service (12b-1) fees	$385,115
Class C Contingent Deferred Sales Charges (CDSC's)	$5,200
Class R Distribution and service (12b-1) fees	$28

Payments Received by the Distributor--Dryden Active Allocation Fund
Class A Distribution and service (12b-1) fees	$1,100,700
Class A Initial Sales Charges	$108,100
Class A Contingent Deferred Sales Charges (CDSC's)	$200
Class B Distribution and service (12b-1) fees	$377,500
Class B Contingent Deferred Sales Charges (CDSC's)	$59,000
Class C Distribution and service (12b-1) fees	$211,000
Class C Contingent Deferred Sales Charges (CDSC's)	$2,200
Class L Distribution and service (12b-1) fees	$51,000
Class M Distribution and service (12b-1) fees	$158,400
Class M Contingent Deferred Sales Charges (CDSC's)	$36,500
Class R Distribution and service (12b-1) fees	$5,000
Class X Distribution and service (12b-1) fees	$58,400
Class X Contingent Deferred Sales Charges (CDSC's)	$7,000

Payments Received by the Distributor--JennisonDryden Conservative Allocation Fund
Class A Distribution and service (12b-1) fees	$65,576
Class A Initial Sales Charges	$300,200
Class A Contingent Deferred Sales Charges (CDSC's)	-
Class B Distribution and service (12b-1) fees	$155,005
Class B Contingent Deferred Sales Charges (CDSC's)	$59,500
Class C Distribution and service (12b-1) fees	$72,195
Class C Contingent Deferred Sales Charges (CDSC's)	$1,600
Class R Distribution and service (12b-1) fees	$16

Payments Received by the Distributor--JennisonDryden Moderate Allocation Fund
Class A Distribution and service (12b-1) fees	$130,101
Class A Initial Sales Charges	$533,600
Class A Contingent Deferred Sales Charges (CDSC's)	-
Class B Distribution and service (12b-1) fees	$411,667
Class B Contingent Deferred Sales Charges (CDSC's)	$169,600
Class C Distribution and service (12b-1) fees	$158,859
Class C Contingent Deferred Sales Charges (CDSC's)	$5,900
Class R Distribution and Service (12b-1) fees	$12

Payments Received by the Distributor--JennisonDryden Growth Allocation Fund
Class A Distribution and service (12b-1) fees	$71,837
Class A Initial Sales Charges	$428,300
Class A Contingent Deferred Sales Charges (CDSC's)	-
Class B Distribution and service (12b-1) fees	$310,132
Class B Contingent Deferred Sales Charges (CDSC's)	$142,200
Class C Distribution and service (12b-1) fees	$90,569
Class C Contingent Deferred Sales Charges	$3,000
Class R Distribution and service (12b-1) fees	$12

Amounts Spent by Distributor
	Share Class	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker Dealers for Trailers and Commissions*	Overhead Costs**	Total Amount Spent by Distributor
Jennison Growth Fund	Class A	-	$3,073,800	$959,600	$4,033,400
	Class B	$1,100	$553,600	$56,300	$611,000
	Class C	$600	$715,100	$31,000	$746,700
	Class R	-	$12,200	$1,400	$13,600
Jennison Equity Opportunity Fund	Class A	-	$656,700	$139,300	$796,000
	Class B	$900	$309,600	$40,300	$350,800
	Class C	$400	$327,300	$16,700	$344,400
	Class R	-	-	-	-
Dryden Active Allocation Fund	Class A	-	$962,100	$184,700	$1,146,800
	Class B	$1,800	$171,700	$16,600	$190,100
	Class C	$900	$191,100	$9,200	$201,200
	Class L	-	$51,000	-	$51,000
	Class M	-	$14,500	$25,100	$39,600
	Class R	-	$5,100	$400	$5,500
	Class X	-	$9,000	$5,600	$14,600
JennisonDryden Conservative Allocation Fund	Class A	-	$64,100	$13,200	$77,300
	Class B	$1,500	$467,200	$6,900	$475,600
	Class C	$700	$75,200	$3,200	$79,100
JennisonDryden Moderate Allocation Fund	Class A	-	$130,100	$23,000	$153,100
	Class B	$1,500	$679,400	$18,100	$699,000
	Class C	$600	$166,500	$7,000	$174,100
	Class R	-	-	-	-
JennisonDryden Growth Allocation Fund	Class A	N/A	$66,300	$11,700	$78,000
	Class B	$1,600	$535,800	$12,600	$550,000
	Class C	$500	$89,800	$3,700	$94,000

* Includes amounts paid to affiliated broker dealers.
**Includes lease, utility and sales promotion expenses.

Fee Waivers and Subsidies. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund(s). Fee waivers and subsidies will increase a Fund's total return.

Payments to Financial Services Firms. As described in the Fund's Prospectus, the Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares.

The list below includes the names of the firms (or their affiliated broker/dealers) that received from the Distributor revenue sharing payments of more than $10,000 in calendar year 2007 for marketing and product support of the Fund and other JennisonDryden and/or Strategic Partners funds as described above.

ACS HR Solutions (formerly Mellon HR Solutions)
Alerus Retirement Solutions (formerly Acclaim Benefits-Retirement Services, Stanton Group)
Associated Securities Corp.
BISYS Retirement Services, Inc.
Citigroup Global Markets, Inc. (Smith Barney)
CitiStreet LLC
ExpertPlan, Inc.

65

Fidelity Investments Institutional Operations Company, Inc. (Fidelity Management Trust Co.)
FINANCIAL NETWORK INVESTMENT CORPORATION
GWFS Equities, Inc.
ING FINANCIAL PARTNERS, INC
J.P. Morgan Retirement Plan Services
John Hancock Life Insurance Company (formerly The Manufacturers Life Insurance Company U.S.A.)
Linsco/Private Ledger Corp. (LPL Financial Services)
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Mid Atlantic Capital Corp. (SunGard Institutional Brokerage Inc.)
Morgan Stanley DW Inc.
MSCS Financial Services LLC
MULTI-FINANCIAL SECURITIES CORPORATION
Mutual Services Corp.
Nationwide Financial Services, Inc.
Newport Retirement Plan Services, Inc. (formerly Ceridian Retirement Plan Services)
NYLIFE Distributors LLC
PRIMEVEST FINANCIAL SERVICES INC.
Princeton Retirement Group, Inc.
Principal Life Insurance Company
Pruco Securities LLC
Raymond James Financial Services, Inc.
T. Rowe Price Retirement Plan Services, Inc.
The V anguard Group, Inc.
TruSource, a division of Union Bank of California NA
UBS Financial Services, Inc.
Wachovia Bank, N.A.
Wachovia Securities LLC

COMPUTATION OF OFFERING PRICE PER SHARE

Using the net asset value of the Funds at September 30, 2008, the offering prices of the Funds' shares are as follows:

Offering Price Per Share
Jennison Growth Fund	Jennison Equity Opportunity Fund	Dryden Active Allocation Fund	Jennison Dryden Conservative Allocation Fund	Jennison Dryden Moderate Allocation Fund	Jennison Dryden Growth Allocation Fund
Class A
NAV and redemption price per Class A share	$14.43	$11.35	$11.08	$10.28	$10.64	$11.04
Maximum initial sales charge	.84	.66	.64	.60	.62	.64
Maximum offering price to public	$15.27	$12.01	$11.72	$10.88	$11.26	$11.68
Class B
NAV, offering price and redemption price per Class B share	$13.00	$10.31	$11.04	$10.25	$10.56	$10.92
Class C
NAV, offering price and redemption price per Class C share	$13.00	$10.31	$11.04	$10.25	$10.56	$10.93
Class L
NAV, offering price and redemption price per Class L share	N/A	N/A	$11.09	N/A	N/A	N/A
Class M
NAV, offering price and redemption price per Class M share	N/A	N/A	$11.04	N/A	N/A	N/A
Class R
NAV, offering price and redemption price per Class R share	$13.29	$10.52	$11.09	$10.31	$10.63	$11.04
Class X
NAV, offering price and redemption price per Class X share	N/A	N/A	$11.04	N/A	N/A	N/A
Class Z
NAV, offering price and redemption price per Class Z share	$14.91	$11.59	$11.15	$10.32	$10.66	$11.08

PORTFOLIO TRANSACTIONS & BROKERAGE

The Fund has adopted a policy pursuant to which the Fund and its Manager, Subadviser(s) and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to

The Prudential Investment Portfolios, Inc. 66

that broker. Each Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits a Fund, the Manager and the Subadviser(s) to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of a Fund and is not influenced by considerations about the sale of Fund shares.

The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term "Manager" includes the Subadviser. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, Wachovia Securities and its affiliates or one of the investment adviser's affiliates (an affiliated broker). Brokerage commis sions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

In the over-the-counter market (OTC), securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. Each Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the Commission. Thus, it will not deal in the OTC market with Wachovia Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves Wachovia Se curities acting as principal with respect to any part of the Fund's order.

In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research-related services provided through such firms; the Manager's k nowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer databases, quotation equipment and services, research-oriented computer software and services, reports concerning the performance of accounts, valuations of securities, investment-related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund. The Manager maintains an internal allocation procedure to id entify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in

67

accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, Wachovia Securities may act as a broker or futures commission merchant for the Fund. In order for an affiliate of the investment adviser or Wachovia Securities (or an affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the Independent Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Exchange Act, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon Wachovia Securities by applicable law. Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The table(s) below sets forth information concerning the payment of commissions by the Fund, including the amount of such commissions paid to Wachovia Securities (or any affiliate) for the indicated fiscal periods:

The Prudential Investment Potfolios, Inc.
	2008	2007	2006
Jennison Growth Fund
Total brokerage commissions paid by the Fund	$3,717,218	$3,609,700	$4,075,734
Total brokerage commissions paid to affiliated brokers	None	$9,700	$109,800
Percentage of total brokerage commissions paid to affiliated brokers	None	.27%	2.69%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	None	.50%	2.89%
Jennison Equity Opportunity Fund
Total brokerage commissions paid by the Fund	$1,149,294	$1,382,200	$1,809,146
Total brokerage commissions paid to affiliated brokers	None	$4,000	$29,569
Percentage of total brokerage commissions paid to affiliated brokers	None	.29%	1.63%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	None	.42%	.84%
Dryden Active Allocation Fund
Total brokerage commissions paid by the Fund	$954,365	$885,601	$455,857
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	-	-	-
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	-	-	-
JennisonDryden Conservative Allocation Fund
Total brokerage commissions paid by the Fund	None	None	None
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commisions paid to affiliated brokers	None	None	None
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	None	None	None
JennisonDryden Moderate Allocation Fund
Total brokerage commissions paid by the Fund	None	None	None
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	None	None	None
JennisonDryden Growth Allocation Fund

The Prudential Investment Portfolios, Inc. 68

Total brokerage commissions paid by the Fund	None	None	None
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	None	None	None

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Of the total brokerage commissions paid by the Fund for the most recently completed fiscal year, none (0%) was paid to firms which provided research, statistical or other services provided to the Manager on behalf of the Fund. The Manager has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of the most recently completed fiscal period. As of the most recently completed fiscal year, the Fund held the following securities of its regular brokers and dealers.

Broker-Dealer Securities Holdings ($) (as of most recently completed fiscal year)
Fund Name	Broker/Dealer Name	Equity or Debt	Amount
Jennison Growth Fund	Goldman Sachs Group, Inc. (The)	Equity	$32,345,600
Jennison Growth Fund	JP Morgan Chase & Co.	Equity	$17,012,810
Jennison Equity Opportunity Fund	Goldman Sachs Group, Inc. (The)	Equity	$6,924,800
Dryden Active Allocation Fund	None	None	None
JennisonDryden Conservative Allocation Fund	None	None	None
JennisonDryden Moderate Allocation Fund	None	None	None
JennisonDryden Growth Allocation Fund	None	None	None

ADDITIONAL INFORMATION

Fund History. The Company was organized under the laws of Maryland on August 10, 1995 as a corporation. On May 29, 1998, the Company changed its name from Prudential Jennison Series Fund, Inc. to The Prudential Investment Portfolios, Inc. and the name of one of the Company's series was changed from Prudential Jennison Active Balanced Fund to Prudential Active Balanced Fund (Active Balanced Fund). On May 30, 2000, the Prudential Jennison Growth & Income Fund, another series of the Company, changed its name to the Prudential Jennison Equity Opportunity Fund (Equity Opportunity Fund). The name of the other existing series was Prudential Jennison Growth Fund (Growth Fund). On July 7, 2003, Active Balanced Fund, Equity Opportunity Fund and Growth Fund changed their names to Dryden Active Balanced Fund, Jennison Equity Opportunity Fund and Jennison Growth Fund, respectively. On February 18, 2004, the Dryden Active Balanced Fund changed its nam e to Dryden Active Allocation Fund (Active Allocation Fund). Collectively, the Active Allocation Fund, the Equity Opportunity Fund and the Growth Fund are referred to in this SAI as the "Funds" and each as a "Fund".

On February 18, 2004, the Company created three additional series: JennisonDryden Conservative Allocation Fund (Conservative Allocation Fund), JennisonDryden Moderate Allocation Fund (Moderate Allocation Fund) and JennisonDryden Growth Allocation Fund (Growth Allocation Fund). Each of these series will be referred to herein as an "Asset Allocation Fund" and, collectively, as the "Asset Allocation Funds". Collectively, the Funds and the Asset Allocation Funds are referred to herein as the "PIP Funds".

Description of Shares and Organization. The Company is authorized to issue 6.25 billion shares of common stock, $.001 par value per share divided into six series. Jennison Growth Fund, is further divided into five classes, designated Class A, Class B, Class C, Class Z, and Class R shares. Jennison Equity Opportunity Fund is further divided into five classes, designated Class A, Class B, Class C, Class Z and Class R shares. Dryden Active Allocation Fund is each divided into nine classes, designated Class A, Class B, Class C, Class Z, Class R, Class L, Class M, Class X and New Class X shares. The remaining three series, JennisonDryden Conservative Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Growth Allocation Fund, are each further divided into five classes, designated Class A, Class B, Class C, Class Z, and Class R shares.

Each class of shares represents an interest in the same assets of the PIP Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or services fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares, Class M shares, Class X shares and New Class X shares have a conversion feature and (5) Class Z and Class R shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, wit h such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class of Shares of each PIP Fund, when issued, against payment in full therefore, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a PIP Fund under certain circumstances. Each share of each class of a series is equal as to earnings, assets and voting

The Prudential Investment Portfolios, Inc. 70

privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares.

Except for the conversion feature applicable to the Class B shares, Class M shares, Class X shares and New Class X shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a PIP Fund is entitled to its portion of all of that PIP Fund's assets after all debt and expenses of that PIP Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A and Class R shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class R shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of a majority of the Company's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business. The Company shall indemnify present and former directors and officers and, to the extent authorized by the Company's Board of Directors, employees and agents, against judgments, fines, settlements and expenses, including advancement of expenses to such parties to the fullest extent authorized and in the manner permitted, by applicable federal and state law.

Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

To the knowledge of the indicated Funds, the following persons/entities owned beneficially or of record 5% or more of Fund shares as of the date indicated:

Prinicipal Fund Shareholders (as of November 13, 2008)
Fund Name	Shareholder Name	Address	Share Class	No. of Shares / % of Fund
Jennison Growth Fund	John Hancock Life Ins Co (USA) RPS SEG Funds & Accounting, ET-7	601 Congress St Boston. MA 02210	A	8,200,293/11.50%
	CitiGroup Global Markets Inc Attn: Peter Booth	333 West 34th Street 7th Floor New York, NY 10001	C	326,355/7.63%
	Morgan Stanley & Co	Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	C	250,468/5.86%
	Mg Trust Company FBO Oconomowoc Residential Program Inc.	700 17th Street Suite 300 Denver, CO 80202	R	96,865/38.66%
	PIMS/Prudential Retirement As Nominee For The ttee Cust Pl 006 Prudential Smartsolution IRA	200 Wood Ave South Iselin, NJ 08830	R	90,431/36.09%
	MG Trust Company FBO M&R Strategic Services Inc/Malki	700 17th Street Suite 300 Denver, CO 80202	R	38,806/15.49%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246-6484	R	14,376/5.74%
	PIMS/Prudential Retirement As Nominee For The TTEE/Cust Prudential Employee Savings	30 Scranton Office Park Scranton, PA 18507	Z	18,925,359/33.12%
	PIMS/Prudential Retirement As Nominee For The TTEE/Cust MTA 401(K) and 457 Plan	347 Madison Avenue New York, NY 10017	Z	9,985,652/17.48%
	T Rowe Price Retirement Plan Service Inc 401(k) Plan FBO Rite Aid 401(k)	200 Newberry Commons Etters, PA 17319	Z	3,669,896/6.48%
	Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan	100 Magellan Way #KW1C Covington, KY 41015	Z	3,461,914/6.06%
Jennison Equity Opportunity Fund	MG Trust Company FBO Infopro Corporation	700 17th Street Suite 300 Denver, CO 80202	R	1,307/79.24%
	Prudential Investment Fund Management LLC Attn: Robert McHugh	100 Mulberry St 14th Floor Newark, NJ 07102	R	247/15.01%
	MG Trust Company FBO McEvoy and Dean P.C. 401(k) Plan	700 17th Street Suite 300 Denver, CO 80202	R	94/5.75%
	Prudential Investment FBO Mutual Fund Clients Attn: PruChoice Unit	100 Mulberry St Newark, NJ 07102	Z	892,205/22.01%
	Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan	100 Magellan Way #KW1C Covington, KY 41015	Z	587,937/14.50%
	Jennison Dryden Moderate Allocation Fund Attn: Ted Lockwood/Stacie Mintz	Gateway Center 2 4th Floor Newark, NJ 07102	Z	429,002/10.58%
	PIMS/Prudential Retirement As Nominee For The TTEE/Cust Mount Sinai Medical Center	One Gustave L Levy Place Box 1503 New York, NY 10029	Z	425,044/10.48%

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	PIMS/Prudential Retirement As Nominee For The TTEE/Cust Jennison Associates	466 Lexington Ave 18th Floor New York, NY 10017	Z	414,958/10.23%
	Jennison Dryden Growth Allocation Fund Attn: Ted Lockwood/Stacie Mintz	Gateway Center 2 4th Floor Newark, NJ 07102	Z	228,250/5.63%
Dryden Active Allocation Fund	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, FL 32246	C	168,757/11.82%
	MG Trust Company Cust FBO Rubenstein Associates Inc	700 17th Street Suite 300 Denver, CO 80202	R	32,684/49.61%
	MG Trust Company Cust FBO RCI Inc	700 17th Street Suite 300 Denver, CO 80202	R	25,427/38.60%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, FL 32246	R	7,154/10.86%
	PIMS/Prudential Retirement As Nominee For The TTEE/Cust Prudential Employee Saving	30 Scranton Office Park Scranton, PA 18507	Z	5,220,103/50.72%
	PIMS/Prudential Retirement As Nominee For The TTEE/Cust City Of Tallahassee MAP Plan	300 South Adam Street Box # A-30 Tallahassee, Fl 32301	Z	909,259/8.83%
	Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan	100 Magellan Way #KW1C Covington, KY 41015	Z	725,739/7.05%
	PIMS/Prudential Retirement As Nominee For The TTEE/Cust Farm Fresh Retirement Savings	PO Box 990 Minneapolis, MN 55440	Z	569,922/5.54%
JennisonDryden Conservative Allocation Fund	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, FL 32246	C	209,890/20.23%
	Prudential Investment Fund Management LLC Attn: Robert McHugh	Gateway Center Three, 10th Fl Newark, NJ 07102	R	220/100%
	Prudential Investment FBO Mutual Fund Clients Attn: Pruchoice Unit	100 Mulberry Street Newark, NJ 07102	Z	80,173/86.62%
JennisonDryden Moderate Allocation Fund	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, FL 32246	C	141,110/9.95%
	Prudential Investment Fund Management LLC Attn: Robert McHugh	Gateway Center 3 10th Floor Newark, NJ 07102	R	200/100%
	Prudential Investment FBO Mutual Fund Clients Attn: Pruchoice Unit	100 Mulberry Street Newark, NJ 07102	Z	169,922/86.63%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, FL 32246	Z	12,743/6.50%
	UBS Financial Services Inc FBO Basil Balaker Isabelle Balaker JTWROS	10 Colonial Drive Mountain Top, PA 18707	Z	12,061/6.15%
JennisonDryden Growth Allocation Fund	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, FL 32246	C	81,082/10.68%
	Prudential Investment Fund Management LLC Attn: Robert McHugh	Gateway Center 3 10th Floor Newark, NJ 07102	R	181/100%
	Prudential Investment FBO Mutual Fund Clients Attn: Pruchoice Unit	100 Mulberry Street Newark, NJ 07102	Z	26,963/71.65%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, FL 32246	Z	7,344/19.54%

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As of the date of this SAI, the Directors and Officers of the Funds, as a group, owned less than 1% of the outstanding common stock of the Funds.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended September 30, 2008, incorporated in this SAI by reference to the 2008 annual report to shareholders (File No. 811-7343), have been so incorporated in reliance on the report of KPMG LLP, an independent registered public accounting firm. You may obtain a copy of the annual report at no charge by request to the Funds by calling (800) 225-1852 or by writing to the Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

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PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Share Classes. A Fund may offer shares of one or more classes to investors. Not every Fund may offer every share class described in this SAI, and investors should consult their Fund's prospectus for specific information concerning the share classes that are available to them.

Shares of a Fund may be purchased at a price equal to the next determined NAV per share plus a sales charge (if applicable) which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B and Class C shares or Class A shares, in certain circumstances). Class Z, Class Y and Class R shares of a Fund are offered to a limited group of investors at NAV without any sales charges.

Certain Funds may also offer additional or different classes of shares, including Class F, Class I, Class L, Class M, Class X and Class R shares. Specific information with respect to these share classes is set forth in the applicable Fund's prospectus and SAI.

For more information, see "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares" in the Prospectus.

Purchase by Wire. For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, Fund name, class election (if applicable), dividend distribution election, amount being wired and wiring bank. PMFS will also furnish you with instructions for wiring the funds from your bank to the Fund's custodian.

If you arrange for receipt by the custodian of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

In making a subsequent purchase order by wire, you should wire the Fund's custodian directly and should be sure that the wire specifies the Fund name, the share class to be purchased, your name and individual account number. You do not need to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $100.

Issuance of Fund Shares for Securities. Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's Manager.

Multiple Accounts. An institution may open a single master account by filing an application with PMFS, signed by personnel authorized to act for the institution. Individual subaccounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice. Procedures will be available to identify subaccounts by name and number within the master account name. The foregoing procedures would also apply to related institutional accounts (i.e., accounts of shareholders with a common institutional or corporate parent). The investment minimums as set forth in the relevant Prospectus under "How to Buy and Sell Shares of the Fund—How to Buy Shares" are applicable to the aggregate amounts invested by a group, and not to the amount credited to each subaccount.

Reopening an Account. Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application, at any time during the calendar year the account is closed, provided that the information on that application is still applicable.

Restrictions on Sale of Fund Shares. A Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except at times (1) when the New York Stock Exchange (the NYSE) is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

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Redemption in Kind . The Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission and procedures adopted by the Board of Directors. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described under "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus, may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor, your broker or the Transfer Agent must be notified at the time of purchase th at the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings.

Sale of Shares. You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. See "Net Asset Value" below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (CDSC), as described in "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually, 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received aft er the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, Rhode Island 02940, to the Distributor or to your broker.

If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940, to the Distributor or to your broker.

Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 7 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquires of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Ag ent's records, a signature guarantee is not required.

Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

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Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $500 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $500 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and cond itions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund—Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS.

Involuntary Redemption. If the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. However, due to extraordinary market conditions, the threshold at which we may involuntarily redeem your shares and close your account (which is typically processed during the 4th calendar quarter of each year) is lowered to $250 for 2008. The involuntary sale provisions do not apply to: (i) an IRA or other qualified or tax-deferred retirement plan or account, (ii) Automatic Investment Plan ("AIP") accounts, employee savings plan accounts or payroll deduction plan accounts, (iii) accounts with the same registration associated with multiple share classes within the Fund, or (iv) clients with assets more than $50,000 across the Strategic Partners and JennisonDryden families of mutual funds. "Client" for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an inv estor and an eligible group of related investors. For more information, see "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

Small Account Maintenance Fee. In order to offset the disproportionate effect (in basis points) of expenses associated with servicing small balance accounts, if the value of your account is less than $2,500, a $15 annual small account maintenance fee will be deducted from your account. However, due to extraordinary market conditions, the minimum account value for purposes of assessing the $15 annual small account maintenance fee is reduced from $2,500 to $1,500 for 2008. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans (including SIMPLE IRA plans, p rofit-sharing plans, money purchase pension plans, Keogh plans, defined compensation plans, defined benefit plans and 401(k) plans), (v) AIP accounts or employee savings plan accounts, (vi) accounts with the same registration associated with multiple share classes within the Fund, or (vii) clients with assets of more than $50,000 across the Strategic Partners and JennisonDryden families of mutual funds. "Client" for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors. For more information, see "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

90 Day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax tr eatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge (CDSC).Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purchase Class Z shares (see "Qualifying for Class Z Shares" in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent. In the case of (ii), we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds. Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period (or a four-year period in the case of Short-Term Corporate Bond Fund, Inc.). Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption pr oceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption

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that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), 6 years in the case of Class B shares (or four years in the case of Short-Term Corporate Bond Fund, Inc. Class B shares), and 12 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrat or or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. The CDSC will be calculated from the date of the initial purchase, excluding the time shares were held in Class B, Class F or Class C shares of a money market fund. See "Exchange Privileges" below.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), 6 years for Class B and Class F shares (four years in the case of Dryden Shor t-Term Bond Fund, Inc.) and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the sec ond year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of CDSC – Class A Shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purchase Class Z shares (see "Qualifying for Class Z Shares" in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent. In the case of (ii), we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds.

Waiver of CDSC – Class B and Class F Shares. The CDSC will be waived in the ca se of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

The CDSC will be waived in the case of a total or partial redemption in connection with certain distributions under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1/2 . The distributi on form must be signed by the shareholder.

Finally, the CDSC will be waived to the extent you exchange your shares for shares of other JennisonDryden or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund. See "Shareholder Services – Exchange Privileges," below, for more information regarding the Exchange Privilege.

Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be

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waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In addition, the CDSC will be waived on redemptions of shares held by Board Members of the Fund.

You must notify PMFS either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC and provide PMFS or your broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

PMFS reserves the right to request such additional documents as it may deem appropriate.

Waiver of CDSC – Class C Shares. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential Retirement at (800) 353-2847.

Automatic Conversion of Class B, Class F, Class M and Class X Shares. Class B, Class F, Class M and Class X shares will automatically convert to Class A shares on a quarterly basis approximately seven years (five years in the case of Dryden Short-Term Corporate Bond Fund), seven, eight years and ten years, respectively, after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

The number of Class B, Class F, Class M and Class X shares eligible to convert to Class A shares will be the total number of shares that have completed their Class B, Class F, Class M and Class X aging schedule (including any time spent at 0% liability), plus all shares acquired through the reinvestment of dividends for Class B and Class F shares and a proportionate number of shares acquired through reinvestment of dividends for Class M and Class X shares.

For purposes of determining the number of Eligible Shares, if the Class B, Class F, Class M and Class X shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years (five years in the case of Dryden Short-Term Bond Fund, Inc.), seven years (Class F shares), eight ye ars (Class M shares) and ten years (Class X shares) before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years (five years in the case of Dryden Short-Term Bond Fund, Inc.), seven years (Class F shares), eight years (Class M shares) and ten years (Class X shares) from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A shares than Class B, Class F, Class M and Class X shares, the per share NAV of the Class A shares may be higher than that of the Class B, Class F, Class M and Class X shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B, Class F, Class M and Class X shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B, Class F, Class M and Class X shares previously exchanged for shares of a money market fund, the time period during which such shares were held in a money market fund will be excluded for the Class B and Class F shares. For example, Class B and Class F shares held in a money market fund for one year would not convert to Class A shares until approximately eight years. Class B, Class F, Class M and Class X shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchaser of such shares.

The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class F, Class C, Class I, Class L, Class M, Class X, Class R, Class Y and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event for federal income tax purposes. The conversion of Class B, Class F, Class M and Class X shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B, Class F, Class M and Class X shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee. Shareholders should consult their tax advisers regarding the tax consequences of the conversion or exchange of shares.

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NET ASSET VALUE

The price an investor pays for each share is based on the share value. For each Fund the share value—known as the net asset value per share or NAV— is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing a Fund's NAV, the Fund will value the Fund's futures contracts generally 15 minutes after the close of regular trading on the NYSE. A Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Da y, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the Nasdaq Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-count er (OTC) market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be OTC, are valued at the mean between the last reported bid and asked prices provided by principal market makers.

OTC options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or if there was no sale on the applicable commodities exchange on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfo lio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of a Fund. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Subadviser, Adviser or Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it d oes business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds; and such other factors as may be determined by the Adviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recen tly gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Subadviser or Manager believes were priced incorrectly.

A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager may determine that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager's Fair Valuation Committee may determine the fair value of

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these securities if the fair valuation of each security results in a change of less than $0.01 to the Fund's NAV and/or the fair valuation of the securities in the aggregate results in a change of one half of one precent or more of the Fund's daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification.

Short-term debt securities are valued at cost, with interest accrued of discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market maker).

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Subadviser or Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. S hould the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.

As long as a Fund declares dividends daily, the net asset value of each class of shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

SHAREHOLDER SERVICES

Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. Share certificates are no longer to be issued for shares of the Fund. The Fund makes available to its shareholders the following privileges and plans:

Automatic Reinvestment of Dividends and/or Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the transfer agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or the proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

Exchange Privileges. Each Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for federal income tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for inves tment in the particular program.

It is contemplated that the exchange privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds, the shares of which may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificated form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither a Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the

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foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

If you hold shares through a brokerage firm, you must exchange your shares by contacting your financial adviser.

If you hold share certificates, the certificates must be returned in order for the shares to be exchanged. See "Purchase, Redemption and Pricing of Fund Shares—Sale of Shares" above.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

Class A shares: Shareholders of a Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.

The following money market funds participate in the Class A exchange privilege: Dryden Government Securities Trust (Money Market Series); and MoneyMart Assets, Inc. (Class A shares).

Class B, Class C and Class F shares: Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, and Class F shareholders may exchange their Class F shares for Class B shares of certain other JennisonDryden or Strategic Partners mutual funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange, excluding any time Class B, Class C or Class F shares were held in a money market fund.

Class B, Class C and Class F shares of a Fund may also be exchanged for shares of MoneyMart Assets, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B and Class F conversion feature, the time period during which Class B and Class F shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C or Class F exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C or Class F shares of a Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C or Class F exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C or Class F shares of other funds without being subject to any CDSC.

Class Z shares: Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC

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period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wachovia Securities, Pruco Securities, LLC or another broker that they are eligible for this special exchange privilege.

Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Wachovia Securities' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Wachovia Securities 401(k) Plan following separation from service ( i.e. , voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Transfer Agent, the Distributor or your broker. The special exchange privilege may be modified, terminated or suspended on sixty days' notice, and any Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Automatic Investment Plan (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.

Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available to shareholders through the Distributor, the Transfer Agent or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class A and Class L (in certain instances), Class B, Class C, Class F, Class M or Class X shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In the case of shares held through the Transfer Agent, the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares of the Fund at NAV in order for the shareholder to participate in the plan.

The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the redemption of Class A (in certain instances), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

Mutual Fund Programs. From time to time, a Fund may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are marketed with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment

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ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

Tax-Deferred Retirement Programs. Various tax deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details is available from the Distributor or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.

TAXES, DIVIDENDS AND DISTRIBUTIONS

The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax adviser concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Qualification as a Regulated Investment Company. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., investment company taxable income, as th at term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net tax-exempt income and investment company taxable income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward. If a Fund has a capital loss carryforward, the amount and duration of any such capital loss carryforward will be set forth at the end of this section.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition o f stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a "qualified publicly traded partnership" (as such term is defined in the Code).

Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (x ) any one issuer (other than United States government securities or securities of other regulated investment companies), or of two or more issuers (other than securities of other regulated investment companies) of which the Fund owns 20% or more of the voting stock and which are engaged in the same, similar or related trades or businesses or (y) one or more "qualified publicly traded partnerships" (as such term is defined in the Code).

A Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any year a Fund does not qualify as a regulated investment company, or fails to meet the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In addition, in the event of a failure to qualify, a Fund's distributions, t o the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) for taxable years beginning prior to January 1, 2011, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its

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earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be subject to taxation on any net built-in-gains (i.e., the excess of the aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) recognized for a period of ten years, or, under certain circumstances, may have to recognize and pay tax on such net built-in-gain, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to dis tribute in each calendar year an amount equal to 98% of ordinary taxable income, including qualified dividend income, for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circu mstances be required to borrow money or liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. A Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the Distribution Requirement. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the Distribution Requirement. Additionally, a Fund may make investments that result in the recognition of ordinary income ra ther than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules. The foregoing concepts are explained in greater detail in the following paragraphs.

Gains or losses on sales of stock or securities by a Fund generally will be treated as long-term capital gains or losses if the stock or securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call or otherwise holds an offsetting position, with respect to the stock or securities. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses.

If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Gain or loss on the sale, lapse or other termination of options acquired by a Fund on stock or securities and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option.

Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require a Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable a s ordinary income.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender,

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not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund's hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the Distribution Requirement referred to above. Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the Fund for the security. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and therefore is subject to the Distribution Requirement. Because the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other securities and use the proceeds to make distributions to satisfy the Distribution Requirement.

Certain futures con tracts and certain listed options (referred to as Section 1256 contracts) held by the Funds will be required to be "marked to market" for federal income tax purposes at the end of a Fund's taxable year, that is, treated as having been sold at the fair market value on the last business day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to the Distribution Requirement referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses o r other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions from current ear nings and profits, and distributions made before the losses were realized could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

A Fund may make investments in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the Distribution Requirement, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. A Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, with such election being made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the Distribution Requirement, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable y ear, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. A Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible

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for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

A Fund may invest in real estate investment trusts ("REITs"). Such Fund's investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income. REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive.

Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will be subject to an excise tax equal to 100% of such unrelated busine ss taxable income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Fund Distributions. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to suc h shareholder at a maximum rate of 15% and a maximum rate of 20% thereafter. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised ann ually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Dividends paid by a Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Dividends paid by a Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax- exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, are generally exempt from income tax in that state. However, income from

87

municipal securities from other states generally will not qualify for tax-free treatment. The U. S. Supreme Court ruled on May 19, 2008 that cities and states may continue to provide a tax exemption for interest on in-state municipal bonds while taxing interest on out-of-state bonds.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund will not be deductible for U.S. federal income tax purposes to the extent it relates to exempt-interest dividends received by a shareholder. If a shareholder receives exempt interest dividends with respect to any share of a Fund and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement ben efit payments. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. In addition, the receipt of dividends and distributions from a Fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to the federal "branch profits" tax, or the federal "excess net passive income" tax. A Fund may either retain or distribute to shareholders its net capital gain (i.e., excess net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any distribution in excess of such tax basis will be treated as gain from the sale of its shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may refl ect the amount of the forthcoming distribution.

Sale or Redemption of Shares. A shareholder will generally recognize gain or loss on the sale or redemption of shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund or substantially identical stock or securities within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares (1) pursuant to a reinvestment right received upon the purchase of the original shares and (2) at a reduced load charge (i.e., sales or additional charge), then any load charge incurred upon the acquisition of the original shares wi ll not be taken into account as part of the shareholder's basis for computing gain or loss upon the sale of such shares, to the extent the original load charge does not exceed any reduction of the load charge with respect to the acquisition of the subsequent shares. To the extent the original load charge is not taken into account on the disposition of the original shares, such charge shall be treated as incurred in connection with the acquisition of the subsequent shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of long-term capital gain dividends received on (or undistributed long-term cap ital gains credited with respect to) such shares.

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Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum federal income tax rate of 15%, and thereafter at a maximum 20% rate, where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding. A Fund will be required in certain cases to withhold and remit to the U.S. Treasury a portion of all dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided the Fund with either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service ("IRS") for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or othe r exempt recipient. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Shareholders. Divi dends paid to a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, net capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. The foregoing applies when the foreign shareholder's income from a Fund is not effectively connected with a U.S. trade or business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividend income, net capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Foreign shareholders of a Fund must generally treat a distribution attributable to a Fund's sale of a REIT or other U.S. real property holding corporation as real property gain if 50% or more of the value of a Fund's assets is invested in REITs and other U.S. real property holding corporations. The Fund is required to withhold a 35% tax on a distribution to a foreign shareholder attributable to real property gain, and such a distribution may subject a foreign shareholder to a U.S. tax filing obligation and create a branch profits tax liability for foreign corporate shareholders. Under a de minimis exception to this rule, if the foreign shareholder has not held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution, the foreign shareholder is not treated as receiving real property gain. After December 31, 2009, a dist ribution from a Fund will be treated as attributable to a U.S. real property interest only if such distribution is attributable to a distribution received by a Fund from a REIT. There are also certain additional restrictions regarding the use of wash sales and substitute payments.

Disposition of Fund shares by foreign shareholders will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of a Fund's assets are invested in REITs and other U.S. real property holding corporations, the Fund is not domestically controlled, and the foreign shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition. After December 31, 2009, the same rule will apply to dispositions of Fund shares by foreign shareholders but without regard to whether the Fund is domestically controlled.

Provided that 50% or more of the value of a Fund's stock is held by U.S. shar eholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2009, in redemption of a foreign shareholder's shares of the Fund will cause the Fund to recognize gain. If a Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund's adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such

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taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning befo re January 1, 2010, distributions that a Fund designates as "short-term capital gains dividends" or "long-term capital gains dividends" may not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder.

In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their foreign status.< br>
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

Foreign Taxes. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign issuers, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

If the Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross i ncome (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will be treated as "passive" or "general" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met at both the Fund and the shareholder levels.

A Fund will make such an election only if it deem s it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. The Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

State and Local Tax Matters. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gains distributions from regulated investment companies and other items may differ from federal income tax rules. Shareholders are urged to consult their tax advisers as to consequences of these and other state and local tax rules affecting investment in a Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

A Fund's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the Commission on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. A Fund's annual and semi-annual reports are posted on the Fund's website at www.jennisondryden.com (for the JennisonDryden Funds) or at www.prudential.com(for certain other funds advised by Prudential

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Investments LLC). A Fund's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the Commission on Form N-Q within 60 days after the end of the Fund's first and third fiscal quarters.

In addition, a Fund will provide a full list of its portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. A Fund may also release its top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund's website.

When authorized by a Fund's Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above.

The Fund has entered into ongoing arrangements to make available information about the Fund's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Fund's shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by the Fund's custodian bank(s).

As of the date of this SAI, each Fund will provide:

1. Traditional External Recipients/Vendors

  Full holdings on a daily basis to RiskMetrics Group and Broadridge Financial Solutions, Inc. (proxy voting administrator / agents) at the end of each day;

  Full holdings on a daily basis to RiskMetrics Group (securities class action claims administrator) at the end of each day;

  Full holdings on a daily basis to a Fund's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Subadviser has responsibility;

  Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

  Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

  Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund's fiscal quarter-end;

  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

  Full holdings on a daily basis to FactSet and Lipper, Inc. (investment research providers) at the end of each day;

91

  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected JennisonDryden and Strategic Partners Funds only);

  Full holdings on a daily basis to Electra Information Systems, Inc. (Target Portfolio Trust -- Small Capitalization Growth Portfolio -- securities managed by Ashfield only);

  Full holdings to Frank Russell Company (investment research provider) at the end of each month (Jennison Small Company Fund only);

  Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Jennison Growth Fund and certain other selected JennisonDryden and/or Strategic Partners Funds only); and

  Full holdings on a weekly basis to SG Constellation (a financing company) approximately one day after the end of the week (Strategic Partners Mutual Funds, Inc. only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by a Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over a Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that a Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

PROXY VOTING

The Board has delegated to each Fund's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. Each Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to each Fund's Subadviser(s) the responsibility for voting the Fund's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission. Information regarding how each Fund voted proxies relating to its portfoli o securities during the most recent twelve-month period ending June 30 is available on the Fund's website and on the Commission's website at www.sec.gov.

A summary of the proxy voting policies of the Subadviser(s) is set forth in the Appendix to this SAI.

CODES OF ETHICS

The Board of Directors of each Fund has adopted a Code of Ethics. In addition, the Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics (the "Codes"). The Codes apply to access persons (generally, persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments

The Prudential Investment Portfolios, Inc. 92

and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

APPENDIX I: DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note. ·

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

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SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on funds employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

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  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

International Short-Term Credit Ratings

F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.

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Plus (+) or Minus (-): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

The Prudential Investment Portfolios, Inc. 96

APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

Jennison Associates LLC (Jennison)

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of Jennison's proxy voting policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required b y the Advisers Act, be made available to clients.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

Any proxy vote that may represent a potential material conflict of interest is reviewed by Jennison's Compliance Department.

Prudential Investment Management, Inc. (PIM)

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units. Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below. A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the polic y's effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit. In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income. As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

  a proposal regarding a merger, acquisition or reorganization,

  a proposal that is not addressed in the unit's detailed policy statement, or circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Real Estate Investors. As this asset management unit invests primarily in real estate and real estate-related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

  a proposal regarding a merger, acquisition or reorganization,

  a proposal that is not addressed in the unit's detailed policy statement, or circumstances that suggest a vote not in accordance with the detailed policy,

97

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group. As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities, if any.

Quantitative Management Associates LLC (QMA)
Description of QMA Proxy Voting Policies

It is the policy of Quantitative Management Associates LLC ("QMA") to vote proxies on client securities in the best long-term economic interest of our clients, in accordance with QMA's established proxy voting policy and procedures. In the case of pooled accounts, our policy is to vote proxies on securities in such account in the best long-term economic interest of the pooled account. In the event of any actual or apparent material conflict between our clients' interest and our own, our policy is to act solely in our clients' interest. To this end, the proxy voting policy and procedures adopted by QMA include procedures to address potential material conflicts of interest arising in connection with the voting of proxies.

QMA's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect QMA's judgment of how to further the best long-range economic interest of our clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. QMA's policy is generally to abstain from voting proxies on social or political issues. Where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer's management if we determine that voting is in the best economic interest o f our clients. Additionally, QMA will generally not recall or vote proxies with respect to shares out on loan. Our proxy voting committee is responsible for interpreting the proxy voting policy as well as monitoring conflicts of interest, and periodically assesses the policy's effectiveness.

QMA utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with QMA's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, QMA provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.

The Prudential Investment Portfolios, Inc. 98

PART C

OTHER INFORMATION

Item 23. Exhibits.

(a)

(1) Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment

No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

(2) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

(3) Amendment of Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

(4) Articles Supplementary, incorporated by reference to Exhibit 1(d) to the Registration Statement on Form N-14 (File No. 333-38087) filed via EDGAR on October 17, 1997.

(5) Articles of Amendment, incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

(6) Articles Supplementary, incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 27, 1998.

(7) Articles of Amendment, incorporated by reference to Exhibit (1)(g) to the Registration Statement on Form N-14 (File No. 333-41790) filed via EDGAR on July 20, 2000.

(8) Articles of Amendment, incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 16 to the

Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 8, 2000.

(9) Articles of Amendment, incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 21 to the

Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 3, 2003.

(10) Articles Supplementary, incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 21 to the

Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 3, 2003.

(11) Articles Supplementary, incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 24 to the

Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 26, 2004.

(12) Articles Supplementary, incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 26 to the

Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.

(13) Articles Supplementary, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 1, 2006.

(b)

(1) Amended and Restated By-laws dated July 17, 2003, incorporated by reference to Exhibit (b)(1) to Post-Effective

Amendment No. 25 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 24, 2004.

(2) Amended and Restated By-laws dated November 16, 2004, incorporated by reference to Exhibit (b)(2) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.

(c)	Instruments defining rights of shareholders, incorporated by reference to Exhibit 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on August 22, 1995.

(d)

(1)(i) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund

Management LLC with respect to Jennison Growth Fund, incorporated by reference to Exhibit (d)(1) to Post-Effective

Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27,

2001.

(ii) New Fee Schedule as of May 25, 2004, incorporated by reference to corresponding Exhibit to Post-Effective

Amendment No. 27 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 30,

2005.

(2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Jennison Associates Capital Corp.,

with respect to Jennison Growth Fund and Jennison Equity Opportunity Fund, incorporated by reference to Exhibit 5(b) to

Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on

February 14, 1996.

(3) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management

LLC with respect to Dryden Active Allocation Fund, incorporated by reference to Exhibit (d)(3) to Post-Effective

Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27,

2001.

(4) Subadvisory Agreement between the Registrant and The Prudential Investment Corporation with respect to Dryden Active Allocation Fund, incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 17 to the Registration

Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

(5) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management

LLC with respect to Jennison Equity Opportunity Fund, incorporated by reference to Exhibit (d)(5) to Post-Effective

Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27,

2001.

(6) Management Agreement between The Prudential Investment Portfolios, Inc. and Prudential Investments LLC.,

incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 23 to the Registration Statement on Form

N-1A (File No. 33-61997) filed via EDGAR on February 17, 2004.

(7)(i) Subadvisory Agreement between Prudential Investments LLC and Quantitative Management, a division of Prudential Investment Management, Inc., with respect to the JennisonDryden Asset Allocation Funds, incorporated by reference to

Exhibit (d)(7) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 17, 2004.

(ii) Amendment to Subadvisory Agreement between Prudential Investments LLC and Quantitative Management, a division of Prudential Investment Management, Inc, incorporated by reference to Exhibit (d)(7)(ii) to Post-Effective Amendment No. 26

to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.

(8) Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC,

incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 27 to the Registration Statement on

Form N-1A (File No. 33-61997) filed via EDGAR on November 30, 2005.

(e)

(1) Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services

LLC, incorporated by reference to Exhibit (7)(A) to the N-14 Registration Statement.

(2) Form of Selected Dealer Agreement, incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

(f)	Not applicable.

(g)

(1) Custodian Contract dated June 6, 2005, incorporated by reference to corresponding Exhibit to Post-Effective Amendment

No. 27 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 30, 2005.

(2) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 34 to Registration Statement on Form N-1A filed via EDGAR on

October 28, 2005 (File No. 2-91215).

(h)

(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund

Services, Inc., dated May 29, 2007. Incorporated by reference to corresponding exhibit to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(2) Amendment dated December 27, 2007 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the JennisonDryden Portfolios Post - Effective Amendment No. 37 to the Registration statement of on Form N1-A as filed with the Commission on December 21, 2007 (File No. 33-9269).

(i)

(1) Opinion and consent of counsel, incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 26 to the

Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.

(2) Opinion and consent of DLA Piper Rudnick Gray US LLP as to the legality of the securities being registered,

incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 30 to the Registration Statement on

Form N-1A (File No. 33-61997) filed via EDGAR on December 1, 2006.

(j)	Consent of Independent Registered Public Accounting Firm. *

(k)	Not applicable.

(l)	Not applicable.

(m)

(1) Amended and Restated Distribution and Service Plan for Class A shares dated June 1, 1998, incorporated by reference to

Exhibit (m)(4) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 33-61997) filed via Edgar on December 5, 2003.

(2) Amended and Restated Distribution and Service Plan for Class B shares dated June 1, 1998, incorporated by reference to

Exhibit (m)(5) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 33-61997) filed via Edgar on December 5, 2003.

(3) Amended and Restated Distribution and Service Plan for Class C shares dated June 1, 1998, incorporated by reference to

Exhibit (m)(6) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 33-61997) filed via Edgar on December 5, 2003.

(4) Form of Distribution and Service Plan for Class L shares for the Fund with Prudential Investment Management Services

LLC, incorporated by reference to Exhibit (10)(E) to the N-14 Registration Statement.

(5) Form of Distribution and Service Plan for Class M shares for the Fund with Prudential Investment Management Services

LLC, incorporated by reference to Exhibit (10)(F) to the N-14 Registration Statement.

(6) Distribution and Service Plan for Class R Shares dated November 19, 2003, incorporated by reference to Exhibit (m)(7) to

Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on

November 23, 2004.

(7) Form of Distribution and Service Plan for Class X shares for the Fund with Prudential Investment Management Services

LLC, incorporated by reference to Exhibit (10)(G) to the N-14 Registration Statement.

(8) Form of Distribution and Service Plan for New Class X shares for the Fund with Prudential Investment Management

Services LLC, incorporated by reference to Exhibit (10)(H) to the N-14 Registration Statement.

(9) Rule 12b-1 Fee Waiver for Class A and R Shares. *

(10) Cap on Fund Expenses for the JennisonDryden Asset Allocation Funds. *

(n)	Form of Amended and Restated Rule 18f-3 Plan, incorporated by reference to Exhibit (10)(J) to the N-14 Registration Statement.

(o)	Not applicable.

(p)

p)(1) Code of Ethics of the Registrant dated January 14, 2008, incorporated by reference to Jennison Natural Resources Fund, Inc. Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (33-15166) filed via EDGAR on July 31, 2008.

(2) 2) Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager, Subadviser and Distributor, dated January 14, 2008, incorporated by reference to Jennison Natural Resources Fund, Inc. Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (33-15166) filed via EDGAR on July 31, 2008.

(3) Amended Code of Ethics of Jennison Associates LLC dated October 5, 2005, incorporated by reference to corresponding

Exhibit to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 33-61997) filed via

EDGAR on November 30, 2005.

(q)

Power of Attorney dated July 1, 2008. Incorporated by reference to Jennison Natural Resources Fund, Inc. Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (33-15166) filed via EDGAR on July 31, 2008.

_______________________________________________________________________

*	Filed Herewith.

Item 24.  Persons Controlled by or under Common Control with the Company.

None.

Item 25.  Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and the Maryland General Corporation Law, and pursuant to Article VI of the Company’s Amended and Restated Articles of Incorporation and Article V of the Company’s Amended and Restated By-Laws (Exhibit (b) to the Registration Statement), the Company shall indemnify present and former directors and officers and, to the extent authorized by the Company’s Board of Directors, employees and agents, against judgments, fines, settlements and expenses, including advancement of expenses to such parties to the fullest extent authorized and in the manner permitted, by applicable federal and state law. Section 2-418 of the Maryland General Corporation Law permits indemnification of directors, officers, employees and agents who are made a party to any proceeding by reason of their service in suchcapacity, unless it is established that (i) the act or omission of such person was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), Prudential Investment Management Services LLC may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances. Section 8 of each Management Agreement (Exhibits (d)(1), (3), (5) and (6) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibits (d)(2), (4), (7)(ii) and (8) to the Registration Statement) limit the liability of Prudential Investments LLC (PI), Jennison Associates LLC (Jennison), Prudential Investment Management, Inc. and Quantitative Management Associates LLC, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

Under its Amended and Restated Articles of Incorporation and its Amended and Restated By-Laws, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff’s position on Section 17(h) advances will be limited in the following respect: (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement); (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;(3) Such promise must be secured by a surety bond or other suitable insurance; and (4) Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26.  Business and Other Connections of the Investment Advisers.

(a) Prudential Investments LLC (PI)

See “How the Fund is Managed—Manager” or “How the Funds are Managed—Manager” in the applicable Prospectuses and “Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of PI are listed in Schedules A and D of its Form ADV as currently on file with the Commission, (File No. 801-31104) the text of which is hereby incorporated by reference.

(b) Jennison Associates LLC (Jennison)

See “How the Fund is Managed—Investment Subadviser” in the Prospectuses of Jennison Equity Opportunity Fund and Jennison Growth Fund and “Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of Jennison Associates LLC are included in Schedule A and D of its Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

(c) Prudential Investment Management, Inc. (PIM) See “How the Fund is Managed—Investment Subadviser” in the Prospectuses of Dryden Active Allocation Fund, “How the Portfolios are Managed—Investment Subadviser” in the Prospectus of JennisonDryden Asset Allocation Portfolios and

“Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of this Registration Statement.
The business and other connections of the directors and executive officers of Prudential Investment Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.

(d) Quantitative Management Associates LLC (QMA)

See “How the Fund is Managed—Investment Subadviser” in the Prospectus of Dryden Active Allocation Fund, “How the Portfolios are Managed—Investment Subadviser” in the Prospectus of JennisonDryden Asset Allocation Portfolios and “Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the directors and executive officers of Quantitative Management Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-62692), as most recently amended, the text of which is hereby incorporated by reference.

Item 27.  Principal Underwriters.

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Dryden Global Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison Mid-Cap Growth Fund, Inc., JennisonDryden Portfolios, Prudential World Fund, Inc., Target Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., JennisonDryden Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Series Fund and Advanced Series Trust.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The business and other connections of PIMS' sole member (PIFM Holdco, Inc.) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28.  Location of Accounts and Records.
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York Mellon Corp. (BNY), 100 Wall Street, New York, New York 10286, Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017, the Registrant, PI, PIM and QMA, Gateway Center Two and Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 10th Floor, 100 Mulberry Street, Newark, New Jersey 07102-4077. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11), 31a-1(f) and Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by BNY and PMFS

Item 29.  Management Services.
Other than as set forth under the captions “How the Fund is Managed—Manager,” “How the Fund is Managed—Investment Subadvisers” and “How the Fund is Managed—Distributor” in the Prospectuses of Jennison Growth Fund, Dryden Active Allocation Fund and Jennison Equity Opportunity Fund, the captions “How the Funds are Managed—Manager,” “How the Funds are Managed—Investment Subadviser” and “How the Funds are Managed—Distributor” in the Prospectus of JennisonDryden Asset Allocation Portfolios and the caption “Management and Advisory Arrangements” in the Statement of Additional Information, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings.
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 1st day of December, 2008.

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Judy A. Rice*

President Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Grace C. Torres	Treasurer and Principal Financial and Accounting Officer

* Linda W. Bynoe	Director

* David E. A. Carson	Director

* Robert E La Blanc	Director

* Robert F. Gunia	Director

* Douglas H. McCorkindale	Director

* Richard A. Redeker	Director

* Judy A. Rice	Director and President (Principal Executive Officer)

* Robin B. Smith	Director

* Stephen G. Stoneburn	Director

* Kevin J. Bannon	Director

* Michael S. Hyland	Director

* Stephen P. Munn	Director

*By /s/ Jonathan D. Shain Jonathan D. Shain	Attorney-in-fact	December 1, 2008

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

EXHIBIT INDEX

Item 23 Exhibit Number	Description
(j)	Consent of Independent Registered Public Accounting Firm.
(m)(9)	Rule 12b-1 Fee Waiver for Class A and R Shares.
(m)(10)	Cap on Fund Expenses for the JennisonDryden Asset Allocation Funds.